AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 27, 2000

                                                              File No. 333-00641
                                                              File No. 811-07527

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933        /X/
                         POST-EFFECTIVE AMENDMENT NO. 15

                                       and

                          REGISTRATION STATEMENT UNDER
                       INVESTMENT COMPANY ACT OF 1940    /X/
                                AMENDMENT NO. 16

                                    TIP FUNDS
                            ------------------------


               (Exact Name of Registrant as Specified in Charter)
                          c/o The CT Corporation System
                                 2 Oliver Street
                           Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (610) 251-0268

                     (Name and Address of Agent for Service)

                                 STEPHEN KNEELEY
                        TURNER INVESTMENT PARTNERS, INC.
                          1235 WESTLAKES DR., SUITE 350
                         BERWYN, PENNSYLVANIA 19312-2414

                                   Copies to:

JAMES W. JENNINGS, ESQUIRE                  JOHN H. GRADY, JR., ESQUIRE
MORGAN, LEWIS & BOCKIUS LLP                 MORGAN, LEWIS & BOCKIUS LLP
1701 MARKET STREET                          1701 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103            PHILADELPHIA, PENNSYLVANIA 19103

      TITLE OF SECURITIES BEING REGISTERED...UNITS OF BENEFICIAL INTEREST.

--------------------------------------------------------------------------------
It is proposed that this filing become effective (check appropriate box):
__  immediately upon filing pursuant to paragraph (b)
__  on ______, 1999, pursuant to paragraph (b)
__  60 days after filing pursuant to paragraph (a)
X   on January 28, 2000 pursuant to paragraph (a) of Rule 485
--
__  75 days after filing pursuant to paragraph (a)(2)

--------------------------------------------------------------------------------

                                  TURNER FUNDS

                                   PROSPECTUS
                                JANUARY 31, 2000

                       TURNER LARGE CAP GROWTH EQUITY FUND
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                     TURNER SHORT DURATION GOVERNMENT FUNDS
                              - ONE YEAR PORTFOLIO
                     TURNER SHORT DURATION GOVERNMENT FUNDS
                             - THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND

                          PORTFOLIOS OF THE TIP FUNDS

                               INVESTMENT ADVISER
                        TURNER INVESTMENT PARTNERS, INC.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Turner Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about the Funds. For more detailed information about the Funds, please see:


                                                                           PAGE
TURNER LARGE CAP GROWTH EQUITY FUND.........................................XXX
TURNER GROWTH EQUITY FUND...................................................XXX
TURNER MIDCAP GROWTH FUND...................................................XXX
TURNER SMALL CAP GROWTH FUND................................................XXX
TURNER MICRO CAP GROWTH FUND................................................XXX
TURNER TOP 20 FUND..........................................................XXX
TURNER TECHNOLOGY FUND......................................................XXX
TURNER SHORT DURATION GOVERNMENT FUNDS
     - ONE YEAR PORTFOLIO...................................................XXX
TURNER SHORT DURATION GOVERNMENT FUNDS
     - THREE YEAR PORTFOLIO.................................................XXX
TURNER CORE HIGH QUALITY FIXED INCOME FUND..................................XXX
INVESTMENTS AND PORTFOLIO MANAGEMENT........................................XXX
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS.............................XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................XXX
FINANCIAL HIGHLIGHTS........................................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.



INITIAL PUBLIC OFFERINGS

A number of the Funds, including the Midcap, Small Cap, Micro Cap, Top 20 and Technology Funds, participate in initial public offerings (IPOs). During 1999, there were a large number of IPOs, and many of these IPOs were very successful. The Funds participated in a number of these successful IPOs, and as a result, these IPOs had a significant impact on the Fund's performance, expecially on those Funds with lower asset levels. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to these successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

TURNER LARGE CAP GROWTH EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                         Capital appreciation

INVESTMENT FOCUS                        Very large capitalization U.S.
                                        common stocks

SHARE PRICE VOLATILITY                  Medium to high

PRINCIPAL INVESTMENT STRATEGY           Attempts to identify very large
                                        capitalization U.S. companies with
                                        strong earnings growth potential

INVESTOR PROFILE                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing

STRATEGY

The Turner Large Cap Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very large market capitalizations (I.E., over $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund may also purchase securities of smaller companies that offer growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times of the Index weighting of those securities that comprise between 1% and 5% of the Russell Top 200 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for two years.*

                            1998                45.22%
                            1999                55.71%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                      BEST QUARTER                WORST QUARTER
                         41.30%                      (8.19)%
                       (12/31/99)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Top 200 Growth Index and the S&P 500 Index.

                                                                SINCE INCEPTION
                                                    1 YEAR          (2/1/97)
--------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH EQUITY FUND                 55.71%           44.24%
RUSSELL TOP 200 GROWTH INDEX                        29.68%           33.65%
S&P 500 INDEX                                       21.05%           25.83%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Top 200 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 200 largest U.S. companies with higher growth rates and price-to-price book ratios. The S&P 500 Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                 CLASS I SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        1.66%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  2.41%
Fee Waivers and Expense Reimbursements                                1.41%
                                                                      -----
NET TOTAL OPERATING EXPENSES                                          1.00%*
-------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year, or from exceeding 1.25% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                               1 YEAR       3 YEARS      5 YEARS     10 YEARS
TURNER LARGE CAP GROWTH EQUITY FUND - CLASS I SHARES            $102         $373         $665        $1,505

TURNER GROWTH EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                         Capital appreciation

INVESTMENT FOCUS                        U.S. common stocks

SHARE PRICE VOLATILITY                  Medium to high

PRINCIPAL INVESTMENT STRATEGY           Attempts to identify reasonably priced
                                        large- and mid-cap U.S. companies with
                                        strong earnings growth potential

INVESTOR PROFILE                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing

STRATEGY


The Turner Growth Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with large and medium capitalizations that Turner Investment Partners believes have strong earnings growth potential and that are reasonably valued at the time of purchase. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 1000 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell 1000 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large and medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for seven years.*

                          1993                    15.38%
                          1994                    (6.73)%
                          1995                    29.96%
                          1996                    19.23%
                          1997                    31.36%
                          1998                    38.07%
                          1999                    53.60%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                     BEST QUARTER                WORST QUARTER
                        39.67%                      (8.85)%
                      (12/31/99)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 1000 Growth Index and the S&P 500 Index.

                                                               SINCE INCEPTION
                                    1 YEAR         5 YEARS        (3/11/92)
-------------------------------------------------------------------------------
TURNER GROWTH EQUITY FUND           53.60%         33.98%           23.68%
RUSSELL 1000 GROWTH INDEX           33.16%         34.21%           22.08%
S&P 500 INDEX                       21.05%         28.56%           20.51%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The S&P 500 Index is a widely-recognized, market value-weighted index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                 CLASS I SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.75%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.25%
                                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.00%*
--------------------------------------------------------------------------------

* Total Operating Expenses have been restated to reflect current expenses. The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.00% for a period of one year, or from exceeding 1.25% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
TURNER GROWTH EQUITY FUND - CLASS I SHARES         $102          $318          $552         $1,225

TURNER MIDCAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                         Capital appreciation

INVESTMENT FOCUS                        Mid-cap U.S. common stocks

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Attempts to identify medium
                                        capitalization U.S. companies
                                        with strong earnings growth potential

INVESTOR PROFILE                        Investors seeking long-term growth of
                                        capital who can withstand the share
                                        price volatility of equity investing

STRATEGY


The Turner Midcap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations (I.E., between $1 billion and $10 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell Midcap Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for three years.*

                        1997                         40.56%
                        1998                         26.52%
                        1999                        125.45%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                    BEST QUARTER                WORST QUARTER
                       54.63%                      (16.65)%
                     (12/31/99)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell Midcap Growth Index.

                                                          SINCE INCEPTION
                                              1 YEAR         (10/1/96)
---------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND                    125.45%           54.87%
RUSSELL MIDCAP GROWTH INDEX                   51.29%           28.29%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell Midcap Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 800 smallest U.S. companies out of the 1,000 largest companies with higher growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                CLASS I SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                             0.75%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       0.50%
                                                                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.25*%
                                                                     ----
-------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% for a period of one year, or from exceeding 1.75% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
TURNER MIDCAP GROWTH FUND - CLASS I SHARES         $127          $397          $686         $1,511

TURNER SMALL CAP GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                           Capital appreciation

INVESTMENT FOCUS                          Small cap U.S. common stocks

SHARE PRICE VOLATILITY                    High

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify small cap U.S.
                                          companies with strong earnings growth
                                          potential

INVESTOR PROFILE                          Investors seeking long-term growth of
                                          capital who can withstand the share
                                          price volatility of small cap equity
                                          investing

STRATEGY


The Turner Small Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (I.E., under $2 billion) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors, and will attempt to maintain sector concentrations that approximate those of its current benchmark, the Russell 2000 Growth Index. Portfolio exposure is generally limited to a maximum of 2% in any single issue. However, the Fund may hold up to two times the Index weighting of those securities that comprise between 1% and 5% of the Russell 2000 Growth Index, and up to one and one-half times the Index weighting of those securities that comprise more than 5% of the Index.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small cap U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

                       1995                         68.16%
                       1996                         28.85%
                       1997                         14.75%
                       1998                          8.53%
                       1999                         85.04%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                  BEST QUARTER                WORST QUARTER
                     44.57%                      (24.30)%
                   (12/31/99)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

                                                                SINCE INCEPTION
                                       1 YEAR        5 YEARS        (2/7/94)
-------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND           85.04%         37.94%         33.44%
RUSSELL 2000 GROWTH INDEX              43.09%         18.99%         14.89%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS I SHARES
-----------------------------------------------------------------------------
Investment Advisory Fees                                            1.00%
Distribution (12b-1) Fees                                           None
Other Expenses                                                      0.31%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.31%
Fee Waivers and Expense Reimbursements                              0.06%
                                                                    -----
NET TOTAL OPERATING EXPENSES                                        1.25%*
-----------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% for a period of one year, or from exceeding 1.75% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
TURNER SMALL CAP GROWTH FUND - CLASS I SHARES           $127           $409          $713          $1,578

TURNER MICRO CAP GROWTH FUND

FUND SUMMARY


INVESTMENT GOAL                           Capital appreciation

INVESTMENT FOCUS                          Micro cap U.S. common stocks

SHARE PRICE VOLATILITY                    Very high

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify micro cap U.S.
                                          companies with strong earnings growth
                                          potential

INVESTOR PROFILE                          Investors seeking long-term growth of
                                          capital who can withstand the share
                                          price volatility of micro cap equity
                                          investing

STRATEGY


The Turner Micro Cap Growth Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of U.S. companies with very small market capitalizations (I.E., under $500 million) that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in securities of companies that are diversified across economic sectors. Portfolio exposure is generally limited to a maximum 2% at the time of purchase.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. micro capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these very small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class I Shares for one year.*

                           1999                  144.39%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PREDECESSOR, THE ALPHA SELECT TURNER MICRO CAP GROWTH FUND, COMMENCED OPERATIONS ON MARCH 1, 1998. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                      BEST QUARTER                WORST QUARTER
                         60.84%                       3.89%
                       (12/31/99)                   (3/31/99)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Growth Index.

                                                          SINCE INCEPTION
                                              1 YEAR          (3/1/98)
--------------------------------------------------------------------------
TURNER MICRO CAP GROWTH FUND                 144.39%           94.15%
RUSSELL 2000 GROWTH INDEX                     43.09%           17.69%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 2000 smallest U.S. companies out of the 3000 largest U.S. companies with higher growth rates and price-to-book ratios.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                CLASS I SHARES
-------------------------------------------------------------------------------
Investment Advisory Fees                                             1.00%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       1.86%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 2.86%
Fee Waivers and Expense Reimbursements                               1.61%
                                                                     -----
NET TOTAL OPERATING EXPENSES                                         1.25%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.25% for a period of one year, or from exceeding 1.75% in any subsequent year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                      1 YEAR       3 YEARS      5 YEARS     10 YEARS
TURNER MICRO CAP GROWTH FUND - CLASS I SHARES          $127         $504         $910        $2,065

TURNER TOP 20 FUND

FUND SUMMARY

INVESTMENT GOAL                       Long-term capital appreciation

INVESTMENT FOCUS                      U.S. common stocks

SHARE PRICE VOLATILITY                Very high

PRINCIPAL INVESTMENT STRATEGY         Attempts to identify U.S. companies with
                                      strong earnings growth potential

INVESTOR PROFILE                      Investors seeking long-term growth of
                                      capital who can withstand the share price volatility of equity investing

STRATEGY

The Turner Top 20 Fund invests substantially all (at least 80%) of its assets in common stocks and other equity securities of companies, regardless of their market capitalization, that Turner Investment Partners believes have strong earnings growth potential. A number of portfolio managers manage the Fund by selecting stocks in different sectors and capitalization ranges under the supervision of Robert Turner. The Fund's portfolio will contain a total of 15-25 stocks representing Turner's favorite investment ideas. By investing in different sectors and capitalization ranges, Turner seeks to reduce the Fund's overall level of volatility. Ideally, when one sector or capitalization range is out of favor, the other ranges will offer a counterbalancing influence.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, U.S. growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over the counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The Turner Top 20 Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the S&P 500 Index. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                               CLASS I SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                           1.10%*
Distribution (12b-1) Fees                                           None
Other Expenses                                                      1.45%
                                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                2.55%
Fee Waivers and Expense Reimbursements                              1.20%
                                                                    -----
NET TOTAL OPERATING EXPENSES                                        1.35%**

--------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Index.
** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.25%. As a result, the Adviser's contractual agreement will keep total operating expenses from exceeding 1.35% for a period of one year, or from exceeding 1.85% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 YEAR          3 YEARS         5 YEARS         10 YEARS
TURNER TOP 20 FUND - CLASS I SHARES               $137            $535             $962           $2,174

TURNER TECHNOLOGY FUND

FUND SUMMARY

INVESTMENT GOAL                           Long-term capital appreciation

INVESTMENT FOCUS                          Common stocks of technology companies

SHARE PRICE VOLATILITY                    Very high

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify technology
                                          companies with strong earnings growth
                                          potential

INVESTOR PROFILE                          Investors seeking long-term growth of
                                          capital who can withstand the share
                                          price volatility of technology-focused
                                          equity investing

STRATEGY

The Turner Technology Fund invests substantially all (at least 80%) of its assets in common stocks of companies that develop new technologies and that may experience exceptional growth in sales and earnings driven by technology-related products and services. Stock selection will not be based on company size, but rather on an assessment of a company's fundamental prospects. The Fund's holdings will be concentrated in the technology sector, and will range from small companies developing new technologies to large, established firms with a history of developing and marketing such technologies. These companies may include companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, health care and biotechnology sectors.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization and micro capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. Small cap securities may be traded over the counter or listed on an exchange and may or may not pay dividends. Therefore, small cap and micro cap stocks may be very volatile, and the price movements of the Fund's shares may reflect that volatility.

In addition, the Fund is subject to the risk that its principal market segment, technology stocks, may underperform compared to other market segments or to the equity markets as a whole. The competitive pressures of advancing technology and the number of companies and product offerings which continue to expand could cause technology companies to become increasingly sensitive to short product cycles and aggressive pricing. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

PERFORMANCE INFORMATION


The Turner Technology Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Pacific Stock Exchange Technology 100 Index. The Pacific Stock Exchange Technology 100 Index is a widely-recognized, price weighted index of the top 100 U.S. technology companies.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                              CLASS I SHARES
------------------------------------------------------------------------------
Investment Advisory Fees                                           1.10%*
Distribution (12b-1) Fees                                          None
Other Expenses                                                     2.79%
                                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES                               3.89%
Fee Waivers and Expense Reimbursements                             2.54%
                                                                   -----
NET TOTAL OPERATING EXPENSES                                       1.35%**

-------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the Pacific Stock Exchange Technology 100.
** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.25%. As a result, the Adviser's contractual agreement will keep total operating expenses from exceeding 1.35% for a period of one year, or from exceeding 1.85% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                     1 YEAR         3 YEARS         5 YEARS        10 YEARS
TURNER TECHNOLOGY FUND - CLASS I SHARES               $137            $533            $954          $2,128

TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO

FUND SUMMARY

INVESTMENT GOAL                      Total return consistent with the
                                     preservation of capital

INVESTMENT FOCUS                     Fixed income securities issued or
                                     guaranteed by the U.S. government

SHARE PRICE VOLATILITY               Low

PRINCIPAL INVESTMENT STRATEGY        Attempts to identify U.S. government
                                     securities that are attractively priced

INVESTOR PROFILE                     Investors seeking current income with a
                                     very limited amount of share price
                                     volatility

STRATEGY

The Turner Short Duration Government Funds - One Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's of mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

                          1995                     7.61%
                          1996                     6.41%
                          1997                     6.30%
                          1998                     5.84%
                          1999                     5.41%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO, THE FUND'S PREDECESSOR. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                  BEST QUARTER                WORST QUARTER
                     2.04%                        1.11%
                   (12/31/95)                   (6/30/99)

This table compares the Fund's average annual total returns for Class I and Class II Shares for the periods ended December 31, 1999, to those of the Merrill Lynch Three-Month Treasury Bill Index.

                                                                                               SINCE
                                                                      1 YEAR     5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
 - CLASS I SHARES                                                      5.41%      6.31%        6.04%*
TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO
 - CLASS II SHARES                                                     5.40%       N/A         5.23%**
MERRILL LYNCH THREE-MONTH TREASURY BILL INDEX                          4.84%      5.35%        5.22%***

*    The inception date for Class I Shares is March 1, 1994.
**   The inception date for Class II Shares is February 27, 1998.
***  The calculation date for the Index is March 1, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch Three-Month Treasury Bill Index is an unmanaged index of Treasury securities that assumes reinvestment of all dividends.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             CLASS I SHARES      CLASS II SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                          0.25%               0.25%
Distribution (12b-1) Fees                         None                 None
Other Expenses                                    6.28%               6.53%
                                                  -----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES              6.53%               6.78%
Fee Waivers and Expense Reimbursements            6.17%               6.17%
                                                  -----               -----
NET TOTAL OPERATING EXPENSES                     0.36%*               0.61%*
-------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.36% and 0.61%, respectively, for a period of one year, or from exceeding 0.86% and 1.11%, respectively, in any subsequent year. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                   1 YEAR         3 YEARS        5 YEARS        10 YEARS
TURNER SHORT DURATION GOVERNMENT FUNDS
 - ONE YEAR PORTFOLIO - CLASS I SHARES              $37            $225            $432          $1,037
TURNER SHORT DURATION GOVERNMENT FUNDS
 - ONE YEAR PORTFOLIO - CLASS II SHARES             $62            $304            $568          $1,336

TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO

FUND SUMMARY

INVESTMENT GOAL                          Total return consistent with the
                                         preservation of capital

INVESTMENT FOCUS                         Fixed income securities issued or
                                         guaranteed by the U.S. government

SHARE PRICE VOLATILITY                   Low to medium

PRINCIPAL INVESTMENT STRATEGY            Attempts to identify U.S. government
                                         securities that are attractively priced

INVESTOR PROFILE                         Investors seeking current income with
                                         a limited amount of share price
                                         volatility

STRATEGY

The Turner Short Duration Government Funds - Three Year Portfolio invests primarily (at least 65% of its assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as Fannie Mae or the Government National Mortgage Association (GNMA). In selecting investments for the Fund, Turner Investment Partners chooses U.S. government obligations that are attractively priced relative to the market or to similar instruments. Turner considers the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Turner manages interest rate risk by maintaining an effective duration that is comparable to or less than that of three-year U.S. Treasury notes, the Fund may invest in securities with any maturity.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, short duration U.S. government securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares from year to year for five years.*

                              1995                  11.18%
                              1996                   5.26%
                              1997                   6.92%
                              1998                   6.93%
                              1999                   2.75%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FIRST FOUR YEARS OF PERFORMANCE SHOWN IS FOR THE ALPHA SELECT TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO, THE FUND'S PREDECESSOR.
THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                        BEST QUARTER                WORST QUARTER
                           3.24%                        0.40%
                         (3/31/95)                    (3/31/96)

This table compares the Fund's average annual total returns for Class I Shares for the periods ended December 31, 1999, to those of the Lehman Brothers 1-3 Year U.S. Government Bond Index.

                                                                            1 YEAR     5 YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
 - CLASS I SHARES                                                            2.75%      6.57%        5.85%*
TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO
 - CLASS II SHARES                                                            N/A        N/A         6.29%**
LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT BOND INDEX                          2.96%      6.47%        5.79%***


*    The inception date for Class I Shares is March 1, 1994.
**   The inception date for Class II Shares is April 28, 1999.
***  The calculation date for the Index is March 1, 1994.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers 1-3 Year U.S. Government Bond Index is a widely recognized index of U.S. government obligations with maturities of at least one year.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                         CLASS I SHARES          CLASS II SHARES
------------------------------------------------------------------------------------------------
Investment Advisory Fees                                     0.25%                    0.25%
Distribution (12b-1) Fees                                     None                     None
Other Expenses                                               0.70%*                   0.95%*
                                                             ----                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                         0.95%                    1.20%
Fee Waivers and Expense Reimbursements                       0.59%                    0.59%
                                                             -----                    ----
NET TOTAL OPERATING EXPENSES                                 0.36%**                  0.61%**

--------------------------------------------------------------------------------
*  Other Expenses have been restated to reflect current expenses.
** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.36% and 0.61%, respectively, for a period of one year, or from exceeding 0.86% and 1.11%, respectively, in any subsequent year. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


                                                   1 YEAR         3 YEARS         5 YEARS        10 YEARS
TURNER SHORT DURATION GOVERNMENT FUNDS
 - THREE YEAR PORTFOLIO - CLASS I SHARES            $37             $225           $432           $1,037
TURNER SHORT DURATION GOVERNMENT FUNDS
 - THREE YEAR PORTFOLIO - CLASS II SHARES           $62             $304           $568           $1,336

TURNER CORE HIGH QUALITY FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                           Current income and capital
                                          appreciation

INVESTMENT FOCUS                          Investment grade U.S. corporate and
                                          government bonds

SHARE PRICE VOLATILITY                    Medium

PRINCIPAL INVESTMENT STRATEGY             Attempts to identify quality fixed
                                          income securities with intermediate
                                          maturities

INVESTOR PROFILE                          Investors who are seeking current
                                          income and capital appreciation and
                                          who are willing to accept principal
                                          risk

STRATEGY

The Turner Core High Quality Fixed Income Fund invests primarily (at least 65% of its assets) in investment grade fixed income securities, including U.S. government securities, corporate debt securities, mortgage-backed securities, asset-backed securities, and short-term obligations. Turner Investment Partners will allocate the Fund's assets among these market sectors based on its analysis of historical data, yield trends and credit ratings. In selecting investments for the Fund, Turner chooses securities with intermediate durations that are attractively priced and that offer competitive yields. Typically, the Fund's average duration will be between three and six years (although the Fund may hold securities with longer or shorter durations).

RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, U.S. fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION


The Turner Core High Quality Fixed Income Fund commenced operations on July 1, 1999. Since the Fund does not have a full calendar year of performance, performance results have not been provided.

The Fund will compare its performance to that of the Lehman Aggregate Bond Index. The Lehman Aggregate Bond Index is a widely-recognized market value-weighted (higher market value stocks have more influence than lower market value stocks) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                            CLASS I SHARES
-----------------------------------------------------------------------------
Investment Advisory Fees                                         0.50%
Distribution (12b-1) Fees                                        None
Other Expenses                                                   1.49%
                                                                 -----
TOTAL ANNUAL FUND OPERATING EXPENSES                             1.99%
Fee Waivers and Expense Reimbursements                           1.54%
                                                                 -----
NET TOTAL OPERATING EXPENSES                                     0.45%*
----------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.45% for a period of one year, or from exceeding 1.00% in any subsequent year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                   1 YEAR       3 YEARS       5 YEARS     10 YEARS
TURNER CORE HIGH QUALITY FIXED INCOME FUND - CLASS I SHARES          $46          $265         $504        $1,203

INVESTMENTS AND PORTFOLIO MANAGEMENT

THE FUNDS' OTHER INVESTMENTS


In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Funds' objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER

Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 1999, Turner had approximately $5.6 billion in assets under management. For its services during the most recent fiscal year, Turner received investment advisory fees (after waivers and reimbursements) of:

     TURNER GROWTH EQUITY FUND                                            0.75%
     TURNER MIDCAP GROWTH FUND                                            0.75%
     TURNER SMALL CAP GROWTH FUND                                         0.96%

For its services during the most recent fiscal year, Turner received no advisory fees, and waived/reimbursed expenses of:

     TURNER LARGE CAP GROWTH EQUITY FUND                                  0.66%
     TURNER MICRO CAP GROWTH FUND                                         0.96%
     TURNER SHORT DURATION GOVERNMENT FUNDS - ONE YEAR PORTFOLIO          6.28%
     TURNER SHORT DURATION GOVERNMENT FUNDS - THREE YEAR PORTFOLIO        0.81%
     TURNER CORE HIGH QUALITY FIXED INCOME FUND                           1.04%

Turner is entitled to receive base investment advisory fees from the following Funds as set forth below:

     TURNER TOP 20 FUND                                                   1.10%
     TURNER TECHNOLOGY FUND                                               1.10%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees. These performance-based adjustments will take effect after the Funds have been in operation for more than one year.

For the period from July 1, 1999 through September 30, 1999, Turner received no advisory fees, and waived/reimbursed expenses of:

     TURNER TOP 20 FUND                                                    0.10%
     TURNER TECHNOLOGY FUND                                                1.44%

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that are neutral to diversified against those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.

PORTFOLIO MANAGERS

The Large Cap Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt and Mark Turner. The Growth Equity Fund is managed by a committee comprised of Robert Turner, John Hammerschmidt, Mark Turner and Chris McHugh. The Midcap Growth and Top 20 Funds are managed by a committee comprised of Chris McHugh, Bill McVail and Robert Turner. The Small Cap Growth Fund is managed by a committee comprised of Bill McVail, Chris McHugh and Frank Sustersic. The Micro Cap Growth Fund is managed by a committee comprised of Frank Sustersic, Bill McVail and Chris Perry. The Technology Fund is managed by a committee comprised of Robert Turner, Chris McHugh and Robb Parlanti. The Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund are managed by a committee comprised of James Midanek, Robb Parlanti and Kathy Dull. The background of each committee member is set forth below.

Robert E. Turner is a member of the committees which manage the Large Cap Growth Equity, Growth Equity, Midcap Growth, Top 20, and Technology Funds, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, is lead manager of the Large Cap Growth Equity, Growth Equity, Top 20, and Technology Funds and co-manager of the Midcap Growth Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience.

John Hammerschmidt is a member of the committees which manage the Large Cap Growth Equity and Growth Equity Funds, as set forth above. Mr. Hammerschmidt, Senior Equity Portfolio Manager of the Adviser, is co-manager of the Large Cap Growth Equity and Growth Equity Funds. Mr. Hammerschmidt joined the Adviser in 1992. Prior to 1992, he was Vice President in Government Securities Trading at S.G. Warburg. He has 15 years of investment experience.

Mark Turner is a member of the committees which manage the Large Cap Equity Growth and Growth Equity Funds, as set forth above. Mr. Turner, Chairman of the Adviser, is co-manager of the Growth Equity Fund and Large Cap Growth Equity Fund. Mr. Turner co-founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 16 years of investment experience.

Christopher K. McHugh is a member of the committees which manage the Midcap Growth, Small Cap Growth, Top 20 and Technology Funds, as set forth above. Mr. McHugh, Equity Portfolio Manager of the Adviser, is the lead manager of the Midcap Growth Fund and co-manager of the Growth Equity, Small Cap Growth, Top 20 and Technology Funds. Mr. McHugh joined the Adviser in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He has 12 years of investment experience.

Bill McVail is a member of the committees which manage the Small Cap Growth, Midcap Growth, Micro Cap Growth and Top 20 Funds, as set forth above. Mr. McVail, Senior Equity Portfolio Manager of the Adviser, is the lead manager of the Small Cap Growth Fund and co-manager of the Midcap Growth, Micro Cap Growth and Top 20 Funds. Mr. McVail joined the Adviser in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Frank L. Sustersic is a member of the committees which manage the Micro Cap and Small Cap Growth Funds, as set forth above. Mr. Sustersic, a Senior Equity Portfolio Manager of the Adviser, serves as lead manager of the Micro Cap Growth Fund and co-manager of the Small Cap Growth Fund. Mr. Sustersic joined Turner in 1994. Mr. Sustersic has 9 years of investment experience.

Chris Perry is a member of the committee which manages the Micro Cap Growth Fund, as set forth above. Mr. Perry, Senior Security Analyst of the Adviser, is co-manager of the Micro Cap Growth Fund. Mr. Perry joined the Adviser in 1998. Prior to 1998, he was a Research Analyst with Pennsylvania Merchant Group. He has 9 years of investment experience.

James L. Midanek is a member of the committee which manages the Short Duration Government Funds - One Year Portfolio, Short Duration Government Funds - Three Year Portfolio, and Core High Quality Fixed Income Fund. Mr. Midanek, Chief Investment Officer-Fixed Income, joined the Adviser in 1997. Prior to 1997, he was Chief Investment Officer of Solon Asset Management, L.P., which he founded in 1989, and Portfolio Manager of the Short Duration Government Funds. From 1992 to 1994, Mr. Midanek was Chief Investment Officer to the Fixed Income Group of Montgomery Asset Management, L.P., where he managed four institutional fixed income funds. Mr. Midanek has 19 years of investment experience.

Robb J. Parlanti is a member of the committees which manage the Technology and Fixed Income Funds, as set forth above. Mr. Parlanti, CFA, Senior Portfolio Manager of the Adviser, is co-manager of the Technology and Fixed Income Funds. Mr. Parlanti joined the Adviser in 1993. Prior to 1993, he was Assistant Vice President and Portfolio Manager at PNC Bank. He has 13 years of investment experience.

Kathleen A. Dull is a member of the committee which manages the Fixed Income Fund, as set forth above. Ms. Dull, Senior Portfolio Manager of the Adviser, is co-manager of the Fixed Income Fund. Ms. Dull joined the Adviser in 1997. Prior to 1997, she was a Portfolio Associate at Solon Asset Management. She has 8 years of investment experience.

TURNER'S PAST PERFORMANCE


Since January 1, 1998, Turner has managed some assets in a "top 20" style. In this style, Turner's best investment ideas are combined in a single portfolio consisting of 15-25 stocks. There is no limit on the capitalization of any stock, and these portfolios have typically been invested across a broad range of sectors and capitalizations.

The following table presents historical performance information for a composite consisting of the Top 20 Fund and two discretionary "top 20" accounts that are managed by Turner in a way that is equivalent in all material respects as to objectives, policies and strategies to how Turner is managing the Top 20 Fund. This table also compares the performance to that of the Standard & Poor's 500 Index. The computed rates of return include the impact of capital appreciation as well as the reinvestment of interest and dividends. This data does not indicate how the Top 20 Fund may perform in the future:

                                      FOURTH CALENDAR            12 MONTHS          1/1/98 (INCEPTION)
                                       QUARTER 1999            ENDED 12/31/99          TO 12/31/99
Composite Gross Performance               60.43%                  235.07%                165.18%*
Composite Net Performance                 60.25%                  232.64%                162.60%*
S&P 500 Performance                       14.88%                   21.05%                 24.75%

*  Annualized

THE MODIFIED BANK ADMINISTRATION INSTITUTE (BAI) METHOD IS USED TO COMPUTE A TIME WEIGHTED RATE OF RETURN IN ACCORDANCE WITH STANDARDS SET BY THE ASSOCIATION OF INVESTMENT MANAGEMENT AND RESEARCH (AIMR). THE PERFORMANCE FIGURES FOR THE ADVISER'S ACCOUNTS DESCRIBED ABOVE ARE NET OF ADVISORY FEES AND EXPENSES. THE EFFECT OF DEDUCTING FUND OPERATING EXPENSES ON ANNUALIZED PERFORMANCE, INCLUDING THE COMPOUNDING EFFECT OVER TIME, MAY BE SUBSTANTIAL, AND WILL REDUCE THE PERFORMANCE OF THE FUND.

ALL INFORMATION PRESENTED RELIES ON DATA SUPPLIED BY THE ADVISER AND STATISTICAL SERVICES, REPORTS OR OTHER SOURCES BELIEVED BY THE TRUST TO BE RELIABLE. IT HAS NOT BEEN INDEPENDENTLY VERIFIED OR AUDITED BY THE FUNDS.

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS


--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.
--------------------------------------------------------------------------------

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST.

Your check must be made payable to the Turner Funds or wires must be sent to the instructions listed below.

Each fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and Press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

The Turner Funds                              The Turner Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105

* PURCHASE FUND SHARES BY WIRING FUNDS TO:
  United Missouri Bank of Kansas NA
  ABA #101000695
  Account # 9870601168
  Further Credit: name of fund, shareholder name and Turner Funds account number

CLOSING THE FUNDS TO NEW INVESTORS AT CERTAIN ASSET LEVELS

There are limits to the amount an investment adviser can effectively invest in certain asset classes. Too many advisers try to manage more and more money regardless of their capacity to find attractive investments. Turner Investment Partners will not do this. Turner will close a Fund to most new investors once assets under management reach certain specified levels. For the Small Cap Growth Fund, that level has been reached and the Fund is currently closed to new investors. Similarly, effective when the assets that Turner manages in its Micro Cap Growth Equity Style, Midcap Growth Equity Style and the Growth Equity Style (which includes the assets of each Fund) reach $385 million, $4.5 billion and $9.3 billion, respectively, the Funds will be closed to new investors. Existing shareholders of the Funds will be notified before any Fund is closed to new investors.

Shareholders of the Funds as of the effective date for a Fund closing may continue to make investments and may open additional accounts with the Funds, provided the new accounts are registered in the same name or have the same taxpayer identification or social security number assigned to them. In addition, certain limited classes of new investors may also purchase shares of the Funds after they are closed to new investors. See "Purchasing, Selling and Exchanging Fund Shares."

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the minimum subsequent investment is $50. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.


PURCHASING TURNER FUND SHARES

CHOOSING CLASS I OR CLASS II SHARES

Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries. Only the Turner Short Duration Government Funds - One Year Portfolio and Turner Short Duration Government Funds
- Three Year Portfolio offer Class II Shares.

   CLASS I SHARES                              CLASS II SHARES
o  NO SALES CHARGE                          o  NO SALES CHARGE
o  LOWER ANNUAL EXPENSES                    o  HIGHER ANNUAL EXPENSES
o  $2,500 MINIMUM INITIAL INVESTMENT        o  $2,500 MINIMUM INITIAL INVESTMENT

For some investors the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in

     U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________
     Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class I Shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.


WHO IS ELIGIBLE TO INVEST IN A FUND ONCE IT IS CLOSED TO NEW INVESTORS?

If you are a shareholder of a Fund when it closes to new investors, you will be able to make additional investments in the Fund and reinvest your dividends and capital gains distributions. Once a Fund is closed, you may open a new account only if:

o your business or other organization is already a shareholder of the Fund and you are opening an account for an employee benefit plan sponsored by that organization or an affiliated organization;

o you are a current Fund trustee or officer, or an employee of Turner Investment Partners, Inc. or a member of the immediate family of any of these people; or

o you are a client of a financial adviser or planner who has client assets invested in the TIP Funds as of the date of any proposed new investment in the Fund.


HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 25.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.


You may sell shares by following procedures established when you opened your account or accounts.

o BY MAIL - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.


SYSTEMATIC WITHDRAWAL PLAN

If you have at least $2,500 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING TURNER FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

The Turner Short Duration Government Funds-One Year Portfolio and Turner Short Duration Government Funds-Three Year Portfolio have adopted a shareholder service plan for its Class II Shares that allows the Funds to pay service fees for services provided to shareholders. Class II Shares are subject to shareholder service fees of up to 0.25% of average daily net assets.

DIVIDENDS AND DISTRIBUTIONS

The Turner Large Cap Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20 and Turner Technology Funds distribute their income annually as a dividend to shareholders. The Turner Growth Equity Fund distributes its income quarterly as a dividend to shareholders. The Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio and Turner Core High Quality Fixed Income Fund declare their investment income daily and distribute it monthly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND FUND SHARES IS A TAXABLE EVENT.


More information about taxes is in the SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about Class I and Class II Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                            REALIZED
                                              AND
                 NET                       UNREALIZED
                ASSET          NET            GAINS     DISTRIBUTIONS  DISTRIBUTIONS
                VALUE,      INVESTMENT      (LOSSES)      FROM NET         FROM        RETURN      NET ASSET
               BEGINNING      INCOME           ON        INVESTMENT       CAPITAL        OF        VALUE END      TOTAL
               OF PERIOD      (LOSS)       INVESTMENTS     INCOME         GAINS        CAPITAL     OF PERIOD     RETURN+
               ---------    ----------     -----------  -------------  -------------   -------     ---------     -------

TURNER LARGE CAP GROWTH EQUITY FUND
1999            $13.22        (0.08)           5.76            --             --         --          $18.90       42.97%
1998            $12.28        (0.01)           1.98         (0.01)         (1.02)        --          $13.22       17.26%
1997(1)         $10.00         0.01            2.27            --             --         --          $12.28       22.80%
TURNER GROWTH EQUITY FUND
1999            $12.87        (0.05)           4.66            --          (1.60)        --          $15.88       38.16%
1998            $16.64        (0.05)           1.10            --          (4.82)        --          $12.87       10.71%
1997            $17.03        (0.03)           4.23            --          (4.59)        --          $16.64       32.61%
1996(2)         $14.97         0.02            2.91         (0.02)         (0.85)        --          $17.03       20.61%
1995            $12.46         0.10            2.52         (0.11)            --         --          $14.97       21.15%
1994            $13.12         0.10           (0.66)        (0.10)            --         --          $12.46       (4.28)%
TURNER MIDCAP GROWTH FUND
1999            $13.87        (0.06)          11.72            --             --         --          $25.53       84.07%
1998            $14.22        (0.07)           0.22            --          (0.50)        --          $13.87        1.24%
1997(3)         $10.00        (0.03)           4.36            --          (0.11)        --          $14.22       43.77%
TURNER SMALL CAP GROWTH FUND
1999            $21.49        (0.26)          12.97            --             --         --          $34.20       59.14%
1998            $26.35        (0.23)          (4.19)           --          (0.25)     (0.19)         $21.49      (16.90)%
1997            $23.13        (0.07)           3.80            --          (0.51)        --          $26.35       16.64%
1996(2)         $16.08        (0.08)           8.17            --          (1.04)        --          $23.13       52.90%
1995            $10.90        (0.06)           5.24            --             --         --          $16.08       47.52%
1994(4)         $10.00        (0.02)           0.92            --             --         --          $10.90       12.35%
TURNER MICRO CAP GROWTH FUND
1999(5)         $ 9.88        (0.05)          11.26            --             --         --          $21.09      113.46%
1998(6)         $10.00        (0.04)          (0.08)           --             --         --          $ 9.88       (1.20)%
TURNER TOP 20 FUND
1999(7)         $10.00        (0.02)           4.01            --             --         --          $13.99       39.90%
TURNER TECHNOLOGY FUND
1999(7)         $10.00        (0.02)           4.08            --             --         --          $14.06       40.60%


                                  RATIO OF                                                              RATIO OF NET
                                NET EXPENSES       RATIO OF                           RATIO OF           INVESTMENT
                               TO AVERAGE NET    NET EXPENSES       RATIO OF NET      EXPENSES          INCOME (LOSS)
                                   ASSETS         TO AVERAGE         INVESTMENT      TO AVERAGE          TO AVERAGE
                   NET           (INCLUDING       NET ASSETS           INCOME        NET ASSETS          NET ASSETS
                ASSETS END        DIRECTED        (INCLUDING           (LOSS)        (EXCLUDING          (EXCLUDING        PORTFOLIO
                OF PERIOD         BROKERAGE       WAIVERS AND        TO AVERAGE      WAIVERS AND         WAIVERS AND       TURNOVER
                  (000)         ARRANGEMENTS)   REIMBURSEMENTS)      NET ASSETS    REIMBURSEMENTS)     REIMBURSEMENTS)       RATE
                ----------      -------------   ---------------      ------------  ---------------     ---------------     ---------

TURNER LARGE CAP GROWTH EQUITY FUND (FORMERLY TURNER ULTRA LARGE CAP GROWTH FUND)
1999             $  8,459            1.00%            1.00%            (0.47)%           2.41%             (1.88)%          370.71%
1998             $  4,328            1.00%            1.00%            (0.10)%           7.70%             (6.80)%          234.93%
1997(1)          $    701            1.00%*           1.00%*            0.20%*          26.45%*           (25.25)%          346.47%
TURNER GROWTH EQUITY FUND
1999             $142,824            0.92%            0.96%            (0.42)%           0.96%             (0.42)%          328.26%
1998             $ 97,857            1.00%            1.04%            (0.42)%           1.12%             (0.50)%          249.58%
1997             $ 99,590            0.96%            1.02%            (0.25)%           1.05%             (0.28)%          178.21%
1996(2)          $ 96,164            0.94%*           1.06%*            0.03%*           1.06%*             0.03%*          147.79%
1995             $115,819            0.94%            1.03%             0.69%            1.03%              0.69%           177.86%
1994             $112,959            0.95%            0.95%             0.86%            1.08%              0.73%           164.81%
TURNER MIDCAP GROWTH FUND
1999             $148,830            1.03%            1.08%            (0.58)%           1.08%             (0.58)%          290.79%
1998             $ 24,582            1.23%            1.34%            (0.79)%           1.73%             (1.18)%          304.29%
1997(3)          $  5,145            1.25%*           1.25%*           (0.62)%*          7.96%*            (7.33)%*         348.29%
TURNER SMALL CAP GROWTH FUND
1999             $254,077            1.25%            1.27%            (1.00)%           1.31%             (1.04)%          223.61%
1998             $147,534            1.25%            1.28%            (0.99)%           1.41%             (1.12)%          167.73%
1997             $153,462            1.24%            1.24%            (0.84)%           1.33%             (0.93)%          130.68%
1996(2)          $ 67,425            1.25%*           1.25%*           (0.88)%*          1.54%*            (1.17)%*         149.00%
1995             $ 13,072            1.25%            1.25%            (0.68)%           2.39%             (1.82)%          183.49%
1994(4)          $  4,806            1.09%*           1.09%*           (0.27)%*          4.32%*            (3.50)%*         173.92%
TURNER MICRO CAP GROWTH FUND
1999(5)          $ 12,963            0.90%            0.90%            (0.47)%           2.86%             (2.43)%          239.32%
1998(6)          $  2,843            1.25%*           1.25%*           (0.64)%*          8.18%*            (7.57)%*         128.53%
TURNER TOP 20 FUND
1999(7)          $ 16,112            1.35%*           1.35%*           (0.87)%*          2.55%*            (2.07)%*         369.11%
TURNER TECHNOLOGY FUND
1999(7)          $  8,296            1.35%*           1.35%*           (0.87)%*          3.89%*            (3.41)%*         317.32%

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD





                    NET
                   ASSET                       REALIZED AND
                   VALUE,                       UNREALIZED       DISTRIBUTIONS      DISTRIBUTIONS
                 BEGINNING         NET             GAINS           FROM NET             FROM          NET ASSET
                    OF          INVESTMENT      (LOSSES) ON       INVESTMENT           CAPITAL        VALUE END        TOTAL
                  PERIOD          INCOME        INVESTMENTS         INCOME              GAINS         OF PERIOD       RETURN+
                 ---------      ----------     ------------      -------------      -------------     ---------       -------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)           $10.09           0.54            (0.02)           (0.56)                 --          $10.05          5.34%
1998(9)           $10.08           0.35               --            (0.33)              (0.01)         $10.09          3.50%
1998(10)          $10.06           0.60             0.02            (0.60)                 --          $10.08          6.34%
1997              $10.03           0.60             0.03            (0.60)                 --          $10.06          6.32%
1996               $9.99           0.64             0.05            (0.65)                 --          $10.03          7.09%
1995(6)           $10.00           0.53            (0.02)           (0.52)                 --          $ 9.99          5.21%
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)           $10.11           0.47             0.02            (0.50)                 --          $10.10          5.00%
1998(11)          $10.08           0.30             0.03            (0.30)                 --          $10.11          3.26%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)          $10.25           0.55            (0.27)           (0.55)              (0.14)         $ 9.84          2.89%
1998(9)           $10.10           0.35             0.15            (0.34)              (0.01)         $10.25          5.09%
1998(10)          $10.00           0.59             0.10            (0.59)                 --          $10.10          7.07%
1997              $10.04           0.58            (0.01)           (0.59)              (0.02)         $10.00          5.45%
1996              $ 9.80           0.60             0.23            (0.59)                 --          $10.04          8.73%
1995(6)           $10.00           0.61            (0.22)           (0.59)                 --          $ 9.80          4.08%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)          $ 9.95           0.68            (0.13)           (0.70)                 --          $ 9.80          5.64%
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)           $10.00           0.14            (0.09)           (0.14)                 --          $ 9.91          0.48%





                                                                                RATIO OF NET
                                                             RATIO OF            INVESTMENT
                                                             EXPENSES           INCOME (LOSS)
                                           RATIO OF NET     TO AVERAGE           TO AVERAGE                    AVERAGE
            NET ASSETS       RATIO OF       INVESTMENT      NET ASSETS           NET ASSETS                     DEBT
              END OF       NET EXPENSES       INCOME        (EXCLUDING           (EXCLUDING                   PER SHARE
              PERIOD        TO AVERAGE      TO AVERAGE      WAIVERS AND          WAIVERS AND      INTEREST    DURING THE
               (000)        NET ASSETS      NET ASSETS    REIMBURSEMENTS)      REIMBURSEMENTS)    EXPENSE     PERIOD(14)
            ----------     ------------    ------------   ---------------      ---------------    --------    ----------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)       $ 3,207          0.00%           5.50%            6.53%              (1.03)%            --           --
1998(9)       $   991          0.00%*          5.88%*          10.83%*             (4.95)%*           --           --
1998(10)      $ 1,195          0.00%           5.97%            8.83%              (2.86)%            --           --
1997          $   864          0.00%           5.91%           10.25%              (4.34)%            --           --
1996          $   398          0.00%           6.46%           16.47%             (10.01)%            --           --
1995(6)       $   145          0.00%           5.74%           27.89%             (22.15)%            --           --
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)       $ 3,155          0.23%           5.13%            6.76%              (1.40)%            --           --
1998(11)           --          0.25%*          5.63%*          11.08%*             (5.20)%*           --           --
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)      $38,687          0.24%           6.21%            1.31%               5.14%             --           --
1998(9)       $12,015          0.24%*          5.84%*           1.49%*              4.59%*            --           --
1998(10)      $15,544          0.24%           5.85%            1.21%               4.88%             --           --
1997          $17,809          0.24%           5.80%            1.21%               4.83%           0.02%       $0.04
1996          $11,027          0.24%           6.18%            1.45%               4.97%           0.12%       $0.28
1995(6)       $ 7,065          0.15%           6.21%            1.18%               5.18%           0.04%       $0.08
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)      $    87          0.48%*          5.71%*           0.95%*              5.24%*            --           --
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)       $10,009          0.45%*          5.67%*           1.99%*              4.13%*            --           --







                AVERAGE      RATIO OF NET
                 DEBT          AVERAGE
              OUTSTANDING       SHARES
               DURING THE    OUTSTANDING    PORTFOLIO
               PERIOD(14)       DURING      TURNOVER
                  (15)        THE PERIOD      RATE
              -----------    ------------   ---------

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS I SHARES
1999(8)               --             --      154.33%
1998(9)               --             --       96.56%
1998(10)              --             --       68.80%
1997                  --             --       81.82%
1996                  --             --           --
1995(6)               --             --           --
TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO--CLASS II SHARES
1999(8)                              --      154.33%
1998(11)              --             --       96.56%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS I SHARES
1999(12)              --             --      257.98%
1998(9)               --             --      121.63%
1998(10)              --             --      197.03%
1997            $ 56,238      1,320,830      279.00%
1996            $256,115        901,238      251.00%
1995(6)         $ 75,604        895,472      405.00%
TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO--CLASS II SHARES
1999(13)              --             --      257.98%
TURNER CORE HIGH QUALITY FIXED INCOME FUND
1999(7)               --             --       39.70%

*    Annualized

+    Returns are for the period indicated and have not been annualized.

(1)  Commenced operations on February 1, 1997.

(2) On April 19, 1996, the Board of Trustees of the Adviser Inner Circle Funds voted to approve a tax-free reorganization of the Turner Funds. In connection with the reorganization, the Funds changed their fiscal year end from October 31 to September 30, effective September 30, 1996.

(3)  Commenced operations on October 1, 1996.

(4)  Commenced operations on February 7, 1994.

(5) On January 25, 1999 shareholders of the Alpha Select Turner Micro Cap Growth Fund (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Micro Cap Growth Fund.

(6)  Commenced operations on March 1, 1998.

(7) Commenced operations on July 1, 1999. Amounts designated as "--" are either $0 or have been rounded to $0. The accompanying notes are an integral part of the financial statements.

(8) On May 24, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-One Year Portfolio (the "Fund") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-One Year Portfolio.

(9) On November 10, 1997 the Board of Trustees of TIP Institutional Funds (formerly, The Solon Funds) approved a change in the Turner Short Duration Government Funds Three Year and One Year Portfolios' year end from February 28 to September 30, effective March 1, 1998.

(10) On January 22, 1998, shareholders of both the Three Year and One Year Funds approved a change in the advisor from Solon Asset Management, L.P. to Turner Investment Partners, Inc.

(11) Commenced operations on February 27, 1998

(12) On January 25, 1999 shareholders of the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio (the "Funds") approved a tax-free reorganization under which all assets and liabilities of the Fund were transferred to the TIP Turner Short Duration Government Funds-Three Year Portfolio.

(13) Commenced operations on April 28, 1999.

(14) Average based upon amounts outstanding at each month end.

(15) There was no debt outstanding at the end of any period presented.

Amounts designated as "--" are either $0 or have been rounded to $0.

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to us
P.O. Box 219805
Kansas City, MO 64141-6805


BY INTERNET:  HTTP://WWW.TURNER-INVEST.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                                   PROSPECTUS

                                JANUARY 31, 2000

                      TURNER FOCUSED LARGE CAP EQUITY FUND
                        TURNER INTERNATIONAL GROWTH FUND

                               INVESTMENT ADVISER
                        TURNER INVESTMENT PARTNERS, INC.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the TIP Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                          PAGE
TURNER FOCUSED LARGE CAP EQUITY FUND.......................................XXX
TURNER INTERNATIONAL GROWTH FUND...........................................XXX
INVESTMENTS AND PORTFOLIO MANAGEMENT.......................................XXX
PURCHASING, SELLING AND EXCHANGING TURNER FUNDS............................XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

TURNER FOCUSED LARGE CAP EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Attempts to identify U.S. companies with
                                        strong earnings growth potential

INVESTOR PROFILE                        Investors seeking long-term capital
                                        appreciation who can withstand the share price volatility of equity investing

STRATEGY

The Turner Focused Large Cap Equity Fund will buy and hold common stocks and other equity securities of large capitalization companies that Turner Investment Partners believes have strong earnings growth potential. The Fund will invest in stocks of companies doing business in a variety of industries and will typically hold between 15 and 25 stocks favored by Turner.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified Fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION

As of January 31, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the S&P 500 Index.

The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                              1.00%*
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.50%**
                                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.50%
Fee Waivers and Expense Reimbursements                                0.25%
                                                                      ----
NET TOTAL OPERATING EXPENSES                                          1.25%***
-------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Index.
**  Other Expenses are estimated for the current year.
*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.25%. As a result, the Adviser's contractual agreement will keep total operating expenses from exceeding 1.25% for a period of one year from the date of the prospectus. The Adviser has also agreed to waive fees and/or reimburse expenses to keep total operating expenses from exceeding 1.50% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 YEAR               3 YEARS
TURNER FOCUSED LARGE CAP EQUITY FUND              $127                 $450

TURNER INTERNATIONAL GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  ADRs and common stocks of foreign companies

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Attempts to identify foreign companies with
                                  strong earnings growth potential

INVESTOR PROFILE                  Investors seeking long-term growth of capital
                                  who can withstand the share price volatility of foreign companies

STRATEGY

The Turner International Growth Fund invests substantially all (at least 80%) of its assets in American Depository Receipts (ADRs) and common stocks of larger, more established companies located in developed foreign markets, including most nations in western Europe and the more developed nations in the Pacific Basin and Latin America. Turner Investment Partners selects areas for investment by continuously analyzing a broad range of foreign markets in order to identify specific country opportunities and to assess the level of return and degree of risk that can be expected. Within countries, the Fund invests in companies located in a variety of industries and business sectors that the Fund expects to experience rising earnings growth and to benefit from global economic trends or promising technologies or products. The Fund generally does not attempt to hedge the effects of currency fluctuations on the Fund's investments on an on-going basis.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international, economic and political events, as well as changes in currency valuations relative to the U.S. dollars. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, foreign growth stocks, may under- perform compared to other market segments or to the equity markets as a whole.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. While ADRs are denominated in U.S. dollars, they are subject to currency risk to the extent the underlying stocks are denominated in foreign currencies.

PERFORMANCE INFORMATION


As of January 31, 2000, the Fund had not yet commenced operations, and did not have a performance history.

The Fund will compare its performance to that of the MSCI EAFE Index.

The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of over 900 securities listed on the stock exchanges in Europe, Australia and the Far East.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------------------------------
Investment Advisory Fees                                              1.00%*
Distribution and Service (12b-1) Fees                                  None
Other Expenses                                                        0.65%**
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.65%
Fee Waivers and Expense Reimbursements                                0.25%
NET TOTAL OPERATING EXPENSES                                          1.40%***
--------------------------------------------------------------------------------
* The advisory fee is subject to a performance adjustment based on the Fund's performance relative to the performance of the MSCI EAFE Index.
**  Other Expenses are estimated for the current fiscal year.
*** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep other expenses from exceeding 0.40%. As a result, the Adviser's contractual agreement will keep total operating expenses from exceeding 1.40% for a period of one year from the date of the prospectus. The Adviser has also agreed to waive fees and/or reimburse expenses to keep total operating expenses from exceeding 1.65% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain Fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                    1 YEAR              3 YEARS
TURNER INTERNATIONAL GROWTH FUND                     $143                 $497

THE FUNDS' OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER


Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Turner makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 1999, Turner had approximately $5.6 billion in assets under management. For its services, Turner is entitled to receive base investment advisory fees as follows:

     TURNER FOCUSED LARGE CAP EQUITY FUND            1.00%
     TURNER INTERNATIONAL GROWTH FUND                1.00%

However, these fees may be higher or lower depending on a Fund's performance relative to a benchmark. If a Fund outperforms its benchmark by a set amount, Turner will receive higher advisory fees. Conversely, if a Fund underperforms its benchmark by the same amount, Turner will receive lower advisory fees. The Funds' SAI contains detailed information about each Fund's benchmark, as well as any possible performance-based adjustments to Turner's fees.

TURNER'S EQUITY INVESTMENT PHILOSOPHY

Turner believes earnings expectations drive stock prices. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, all portfolios are fully invested and attempt to maintain sector weightings that match those of a benchmark index, since Turner believes it is imprudent to be overly-invested in any individual security. This allows Turner's stock selection process to be the primary determinant of performance.

PORTFOLIO MANAGERS

The Turner Focused Large Cap Equity Fund is managed by a committee comprised of David Kovacs, Robert Turner and Mark Turner. The Turner International Growth Fund is managed by a committee led by Mark Turner and co-managed by David Kovacs.

Robert Turner is a member of the committee which manages the Turner Focused Large Cap Equity Fund, as set forth above. Mr. Turner, CFA, Chairman and Chief Investment Officer of the Adviser, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience.

Mark Turner is a member of the committee which manages the Turner International Growth Fund, as set forth above. Mr. Turner, President of the Adviser, is lead manager of the Fund. Mr. Turner founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Vice President and Senior Portfolio Manager with First Maryland Asset Management. He has 16 years of investment experience.

David Kovacs is a member of the committees which manage the Turner Focused Large Cap Equity and Turner International Growth Funds, as set forth above. Mr. Kovacs, CFA, Senior Portfolio Manager, is co-manager to the Funds. Mr. Kovacs joined the Adviser in 1998. Prior to 1998, he was a Director of Quantitative Research and Investment Technology at Pilgrim Baxter & Associates. He has 10 years of investment experience.

PURCHASING, SELLING AND EXCHANGING TURNER FUNDS

--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST. Your check must be made payable to the Turner Funds.

EACH FUND'S MINIMUM INITIAL INVESTMENT IS $2,500 WITH MINIMUM SUBSEQUENT PURCHASES OF $50.
--------------------------------------------------------------------------------

ONCE YOU ARE A SHAREHOLDER OF THE TURNER FUNDS YOU CAN DO THE FOLLOWING:
--------------------------------------------------------------------------------

*  Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

Regular mail                                  Express or overnight mail

The Turner Funds                              The Turner Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105
--------------------------------------------------------------------------------

*  Purchase Fund shares by wiring funds to:

   United Missouri Bank of Kansas NA
   ABA #101000695
   Account # 9870601168
   Further Credit: name of fund, shareholder name and Turner Funds account number
--------------------------------------------------------------------------------

The Turner Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the subsequent investments are $50. The Funds reserve the right to waive the minimum initial investment.


This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING TURNER FUNDS

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if they determine that accepting the order would not be in the best interests of the Funds or their shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to the Turner Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________
     Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Turner International Growth Fund holds portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the NAV of the Fund's shares may change on days when you cannot purchase or sell Fund shares.

PURCHASING ADDITIONAL SHARES


o BY MAIL -- Please send your check payable to Turner Funds along with a signed letter stating the name of the Turner Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number you would like to make a subsequent purchase into. You must then instruct your bank to wire the money by following the instructions listed on page 11.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING TURNER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

o BY MAIL - If you wish to redeem shares of the Turner Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Turner Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN


IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DIVIDENDS AND DISTRIBUTIONS

The Turner Focused Large Cap Equity and Turner International Growth Funds distribute their income annually as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the Turner International Growth Fund.

The Turner International Growth Fund may be able to pass along a tax credit for foreign income taxes they pay. The Fund will notify you if it gives you the credit.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain each Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-224-6312


BY MAIL: Write to Turner Funds
P.O. Box 219805
Kansas City, MO 64141-6805


BY INTERNET: HTTP://WWW.TURNER-INVEST.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                         TRUSTED INSTITUTIONAL PARTNERS

                                   PROSPECTUS
                                JANUARY 31, 2000

                          TIP TARGET SELECT EQUITY FUND

                               INVESTMENT ADVISER
                        TURNER INVESTMENT PARTNERS, INC.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Fund). The Fund has individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                         PAGE
                                                                         ----
  TIP TARGET SELECT EQUITY FUND..........................................XXX
  INVESTMENTS AND PORTFOLIO MANAGEMENT...................................XXX
  PURCHASING, SELLING AND EXCHANGING TURNER FUNDS........................XXX
  DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................XXX
  FINANCIAL HIGHLIGHTS...................................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION ABOUT THE FUND

The TIP Target Select Equity Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser and Sub-Advisers invest Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's and Sub-Advisers' judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser and Sub-Advisers do, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

TIP TARGET SELECT EQUITY FUND

FUND SUMMARY

INVESTMENT GOAL                        Long-term capital appreciation

INVESTMENT FOCUS                       Common stocks of U.S. issuers

SHARE PRICE VOLATILITY                 High

PRINCIPAL INVESTMENT STRATEGY          Utilizing sub-advisers experienced in selecting
                                       securities that have growth potential or that are
                                       undervalued, the Fund invests in U.S. common stocks

INVESTOR PROFILE                       Investors who want capital appreciation but who can
                                       tolerate the risks of investing in equity securities

STRATEGY


The TIP Target Select Equity Fund invests primarily (at least 65% of its assets) in common stocks and other equity securities of companies regardless of their market capitalization. The Fund uses a multi-manager approach, relying upon a number of sub-advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of Turner. In selecting investments for the Fund, the Adviser and the Sub-Advisers typically choose stocks of companies that have above-average growth potential or that have been undervalued by the market. The Fund will invest in securities of companies operating in a broad range of industries based on their growth potential or their relatively attractive price.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.


RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The Fund's investment approach, with its emphasis on stocks in a variety of capitalization ranges, is expected to offer potentially higher returns and a higher level of volatility relative to equity funds that invest solely in large cap companies. In addition, because the Fund does not employ a specific "growth" or "value" discipline, the Fund can be expected to perform differently than funds that employ a specific investment style.

The Fund is non-diversified, which means that it may invest in the securities of fewer issuers than a diversified fund. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Shares from year to year for two years.*

                        1998             25.45%
                        1999            113.07%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                     BEST QUARTER            WORST QUARTER
                     ------------            -------------
                        43.45%                  (17.08)%
                      (12/31/99)               (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 3000 Index.

                                                           SINCE INCEPTION
                                                1 YEAR         (1/1/98)
--------------------------------------------------------------------------
TIP TARGET SELECT EQUITY FUND                   113.07%         63.50%
RUSSELL 3000 INDEX                               20.90%         22.51%

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 3000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                              1.05%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        9.14%
TOTAL ANNUAL FUND OPERATING EXPENSES                                 10.19%
Fee Waivers and Expense Reimbursements                                8.89%
NET TOTAL OPERATING EXPENSES                                         1.30%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.30% for a period of one year, or from exceeding 1.80% in any subsequent year. In addition, the Fund has an arrangement with certain broker-dealers who have agreed to pay certain fund expenses in return for the direction of a percentage of the Fund's brokerage transactions. As a result of these arrangements, it is anticipated that the Fund's expenses will be reduced. For more information about these fees, see "Investment Adviser."
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
                                                            ------       -------      -------      --------
TIP TARGET SELECT EQUITY FUND                                $132         $520          $936        $2,120

THE FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER


Turner Investment Partners, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Turner makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.

As of December 31, 1999, Turner had approximately $5.6 billion in assets under management. For its services during the most recent fiscal year, Turner received no investment advisory fees and waived/reimbursed expenses of 7.84%. Turner pays a portion of this fee to the Fund's sub-advisers.

PORTFOLIO MANAGERS

Robert E. Turner is a Trustee of the Trust and will be responsible for monitoring the day-to-day activity of the investment managers. In addition, Mr. Turner will act as portfolio manager of the portion of the assets of the Fund managed by Turner Investment Partners. Mr. Turner is also Chairman and Chief Investment Officer of Turner Investment Partners, Inc. He has held this position since the founding of Turner Investment Partners, Inc. in 1990. He has 18 years of investment experience.

Chartwell Investment Partners manages a portion of the assets of the Fund. Wynn Jessup, founder of Chartwell Investment Partners, and Chairman and President of Chartwell Dividend and Income Fund, serves as portfolio manager to the TIP Target Select Equity Fund. Mr. Jessup has over 31 years of investment experience.

Penn Capital Management Company, Inc. manages a portion of the assets of the Fund. Richard Hocker, founder of Penn Capital Management, Inc., serves as portfolio manager to the TIP Target Select Equity Fund. Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, and investment management firm. He has over 36 years of investment experience.

Clover Capital Management, Inc. manages a portion of the assets of the Fund. Michael Jones, co-founder and Managing Director of Clover Capital, serves as portfolio manager to the TIP Target Select Equity Fund. Mr. Jones has over 20 years of investment experience.

PURCHASING, SELLING AND EXCHANGING TIP FUNDS




IN ORDER TO OPEN A NEW ACCOUNT, YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST.

Your check must be made payable to the TIP Funds.

The fund's minimum initial investment is $2,500 with minimum subsequent purchases of $50.

ONCE YOU ARE A SHAREHOLDER OF THE TIP FUNDS YOU CAN DO THE FOLLOWING:

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

TIP Funds                                     TIP Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105

* PURCHASE FUND SHARES BY WIRING FUNDS TO:
  United Missouri Bank of Kansas NA
  ABA #101000695
  Account # 9870601168
  Further Credit: name of fund, shareholder name and TIP Funds account number
--------------------------------------------------------------------------------

The TIP Target Select Equity Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $2,500 and the subsequent investments are $50. The Fund reserves the right to waive the minimum initial investment.


This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

PURCHASING TIP FUND SHARES

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

To open an account:

o BY MAIL -- Please send your completed application, with a check payable to TIP Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States.
     We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [TIP Target Select Equity Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.


PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to TIP Funds along with a signed letter stating the name of the TIP Target Select Equity Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 6.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING TIP FUNDS

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.


You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

o BY MAIL - If you wish to redeem shares of the TIP Target Select Equity Fund, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the TIP Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN


If you have at least $2,500 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

DIVIDENDS AND DISTRIBUTIONS

The TIP Target Select Equity Fund distributes its investment income quarterly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

More information about taxes is in the SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

FINANCIAL HIGHLIGHTS



               NET                                 REALIZED                                                 NET
              ASSET               NET                AND          DISTRIBUTIONS     DISTRIBUTIONS          ASSET
              VALUE           INVESTMENT          UNREALIZED        FROM NET            FROM               VALUE
            BEGINNING           INCOME             GAINS ON        INVESTMENT          CAPITAL              END             TOTAL
            OF PERIOD           (LOSS)           INVESTMENTS         INCOME             GAINS            OF PERIOD         RETURN(1)
------------------------------------------------------------------------------------------------------------------------------------

TIP TARGET SELECT EQUITY FUND
1999          $10.34            (0.07)              7.80                --              (0.90)            $17.17            80.04%

1998(2)       $10.00               --               0.35             (0.01)                --             $10.34             3.50%



                                                                                     RATIO OF NET
                                                 RATIO OF NET        RATIO OF         INVESTMENT
                NET                               INVESTMENT         EXPENSES        INCOME (LOSS)
               ASSETS            RATIO              INCOME          TO AVERAGE        TO AVERAGE
                END           OF EXPENSES           (LOSS)          NET ASSETS        NET ASSETS          PORTFOLIO
             OF PERIOD         TO AVERAGE         TO AVERAGE        (EXCLUDING        (EXCLUDING           TURNOVER
               (000)           NET ASSETS         NET ASSETS         WAIVERS)          WAIVERS)              RATE
--------------------------------------------------------------------------------------------------------------------

TIP TARGET
1999          $1,839             1.30%              (0.56)%           10.19%            (9.45)%           1,279.40%

1998(2)       $  966             1.30%*              0.02%*           18.76%*          (17.44)%*            803.02%








* ANNUALIZED

(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(2) COMMENCED OPERATIONS ON JANUARY 1, 1998.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                    TIP FUNDS

INVESTMENT ADVISER

Turner Investment Partners, Inc.
1235 Westlakes Drive, Suite 350
Berwyn, PA 19312

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to TIP Funds
P.O. Box 219805
Kansas City, MO 64141-6805


BY INTERNET:  HTTP://WWW.TURNER-INVEST.COM

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                                   PROSPECTUS

                                JANUARY 31, 2000

                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                               INVESTMENT ADVISER
                         CLOVER CAPITAL MANAGEMENT, INC.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


TIP FUNDS

INVESTMENT ADVISER

Clover Capital Management, Inc.
11 Tobey Village Office Park
Pittsford, NY 14534

DISTRIBUTOR

CCM Securities, Inc.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports will contain each Fund's holdings and contain information from each Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports will also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to the Clover Funds
P.O. Box 219805
Kansas City, MO 64141-6805



FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.


The Funds' Investment Company Act registration number is 811-07527.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

                                                                         PAGE
                                                                         ----
  CLOVER SMALL CAP VALUE FUND............................................XXX
  CLOVER EQUITY VALUE FUND...............................................XXX
  CLOVER MAX CAP VALUE FUND..............................................XXX
  CLOVER FIXED INCOME FUND...............................................XXX
  INVESTMENTS AND PORTFOLIO MANAGEMENT...................................XXX
  PURCHASING, SELLING AND EXCHANGING CLOVER FUNDS........................XXX
  DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................XXX
  FINANCIAL HIGHLIGHTS...................................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION COMMON TO ALL FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help each Fund achieve its goal. Still, investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Funds, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

CLOVER SMALL CAP VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                             Long-term total return

INVESTMENT FOCUS                            Small cap U.S. common stocks

SHARE PRICE VOLATILITY                      Medium to high

PRINCIPAL INVESTMENT STRATEGY               Attempts to identify undervalued small cap U.S. companies

INVESTOR PROFILE                            Investors seeking long-term total return who can
                                            withstand the share price volatility of small cap
                                            investing

STRATEGY

The Clover Small Cap Value Fund invests primarily (at least 75% of its assets) in common stocks and other equity securities of U.S. companies with small market capitalizations (I.E., under $750 million) that Clover Capital Management believes are undervalued relative to the market or to their historical valuation, including companies whose stock is out-of-favor with many investors. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, small capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than larger, more growth-oriented companies. In addition, the performance of the stocks which comprise the Fund do not necessarily track major market indices.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for three years.*

                1997                         15.47%
                1998                          2.01%
                1999                         29.57%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

               BEST QUARTER                WORST QUARTER
               ------------                -------------
                  26.61%                      (19.03)%
                (6/30/99)                    (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Russell 2000 Index.

                                                              SINCE INCEPTION
                                                   1 YEAR         (2/28/96)
-----------------------------------------------------------------------------
CLOVER SMALL CAP VALUE FUND                        29.57%           17.80%
RUSSELL 2000 INDEX                                 21.26%          13.69%*


* The calculation date for the Index is February 29, 1996.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Index is a widely-recognized index of the 2,000 smallest U.S. companies out of the 3,000 largest companies.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                              0.85%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.87%
                                                                     ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.72%
Fee Waivers and Expense Reimbursements                                0.32%
                                                                     ------
NET TOTAL OPERATING EXPENSES                                         1.40%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% for a period of one year, or from exceeding 2.40% in any subsequent year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                          1 YEAR            3 YEARS          5 YEARS         10 YEARS
                                          ------            -------          -------         --------
CLOVER SMALL CAP VALUE FUND                $143               $512            $908            $2,037

CLOVER EQUITY VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                             Long-term total return

INVESTMENT FOCUS                            U.S. equity securities

SHARE PRICE VOLATILITY                      Medium to high

PRINCIPAL INVESTMENT STRATEGY               Attempts to identify U.S. equity securities that are
                                            undervalued relative to the market or historic valuations

INVESTOR PROFILE                            Investors seeking long-term total return who can
                                            withstand the share price volatility of equity investing

STRATEGY

The Clover Equity Value Fund invests primarily (at least 70% of its assets) in common stocks and other equity securities of U.S. companies with medium and small market capitalizations (I.E., generally $500 million to $5 billion) that Clover Capital Management believes are undervalued relative to the market or their historic valuation, including companies whose stock is out-of-favor with many investors. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The small and medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid-size companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than larger, more growth-oriented companies. In addition, the performance of the stocks which comprise the Fund do not necessarily track major market indices.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for eight years.*

                     1992                          7.33%
                     1993                         12.53%
                     1994                         16.03%
                     1995                         21.40%
                     1996                         22.87%
                     1997                         17.54%
                     1998                        (1.47)%
                     1999                          4.27%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                   BEST QUARTER                WORST QUARTER
                   ------------                -------------
                     15.64%                      (14.28)%
                    (6/30/99)                    (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the S&P 400 Mid-Cap Index.

                                                                SINCE INCEPTION
                                          1 YEAR     5 YEARS       (12/6/91)
-------------------------------------------------------------------------------
CLOVER EQUITY VALUE FUND                   4.27%      12.49%        13.00%
S&P 400 MID-CAP INDEX                     14.72%      23.05%        16.81%*

* The calculation date for the Index is December 31, 1991.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 400 Mid-Cap Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of 400 domestic mid cap stocks chosen for market size, liquidity, and industry group representation.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.74%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       0.36%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 1.10%

* Total Operating Expenses have been restated to reflect current expenses. The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.10% for a period of one year, or from exceeding 2.10% in any subsequent year. For more information about these fees, see "Investment Adviser."
--------------------------------------------------------------------------------

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR             3 YEARS            5 YEARS           10 YEARS
                                        ------             -------            -------           --------
CLOVER EQUITY VALUE FUND                 $112                $350               $606             $1,340

CLOVER MAX CAP VALUE FUND

FUND SUMMARY


INVESTMENT GOAL                            Long-term total return

INVESTMENT FOCUS                           Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY                     Medium

PRINCIPAL INVESTMENT STRATEGY              Attempts to identify large capitalization U.S. companies
                                           with low valuations and attractive dividend yields
                                           relative to the market or to their own trading history

INVESTOR PROFILE                           Investors seeking long-term total return who can
                                           withstand the share price volatility of equity investing

STRATEGY

The Clover Max Cap Value Fund invests primarily (at least 75% of its assets) in common stocks and other equity securities of U.S. companies with large market capitalizations (I.E., generally averaging over $10 billion) that Clover Capital Management believes have low valuations and attractive dividend yields relative to the market or to their own trading history, including companies whose stock is out-of-favor with investors. Clover Capital Management will typically screen the stocks of the 500 largest U.S. companies (based on market capitalization) for those with the highest dividend yields. The Fund will invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, dividend yield, price-earnings and price-book value ratios.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole.

The out-of-favor and undervalued companies the Fund invests in may be more vulnerable to negative investor sentiment, adverse business or economic events than more growth-oriented companies. In addition, the performance of the stocks which comprise the Fund do not necessarily track major market indices.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for two years.*

                     1998                         13.68%
                     1999                         13.75%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                  BEST QUARTER                WORST QUARTER
                  ------------                -------------
                     23.03%                      (12.77)%
                   (12/31/98)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the S&P 500 Index.

                                                         SINCE INCEPTION
                                             1 YEAR         (10/31/97)
------------------------------------------------------------------------
CLOVER MAX CAP VALUE FUND                    13.75%           13.20%
S&P 500 INDEX                                21.04%          26.23%*


* The calculation date for the Index is October 31, 1997.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings. Most, but not all, large capitalization stocks are in the index. There are also some small capitalization stocks in the index. Stocks included in the index are mostly NYSE listed companies, with some AMEX and Nasdaq Stock Market stocks.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                           0.74%
Distribution (12b-1) Fees                                          None
Other Expenses                                                     3.39%
                                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES                               4.13%
Fee Waivers and Expense Reimbursements                             3.18%
                                                                   -----
NET TOTAL OPERATING EXPENSES                                       0.95%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.10% for a period of one year, or from exceeding 2.10% in any subsequent year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                           1 YEAR             3 YEARS            5 YEARS           10 YEARS
                                           ------             -------            -------           --------
CLOVER MAX CAP VALUE FUND                   $97                $552               $1,044            $2,461

CLOVER FIXED INCOME FUND

FUND SUMMARY

INVESTMENT GOAL                             High current income

INVESTMENT FOCUS                            Fixed income obligations of U.S. issuers

SHARE PRICE VOLATILITY                      Low to medium

PRINCIPAL INVESTMENT STRATEGY               Attempts to identify investment-grade U.S. government and
                                            corporate securities that offer income potential

INVESTOR PROFILE                            Investors seeking high current income who can withstand
                                            some modest share price volatility

STRATEGY

The Clover Fixed Income Fund invests primarily (at least 70% of its assets) in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. In selecting investments for the Fund, Clover Capital Management chooses fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. Clover will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover does not attempt to forecast interest rate changes. The Fund's average weighted maturity will typically be between seven and nine years.

RISKS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In addition, the Fund is subject to the risk that its principal market segment, fixed income securities, may underperform compared to other market segments or to the fixed income markets as a whole.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the exception of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for eight years.*

                    1992                          7.37%
                    1993                         11.42%
                    1994                        (2.83)%
                    1995                         17.96%
                    1996                          4.40%
                    1997                          9.57%
                    1998                          7.88%
                    1999                        (1.94)%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                 BEST QUARTER                WORST QUARTER
                 ------------                -------------
                    5.85%                       (2.27)%
                  (6/30/95)                    (3/31/94)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the Merrill Lynch U.S. Domestic Master Bond Index.

                                                                           SINCE INCEPTION
                                                     1 YEAR      5 YEARS      (12/6/91)
------------------------------------------------------------------------------------------
CLOVER FIXED INCOME FUND                             (1.94)%      7.38%         6.78%
MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX        (0.96)%      7.74%         6.62%*


* The calculation date for the Index is December 31, 1991.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch U.S. Domestic Master Bond Index is a widely recognized indicator of the performance of the investment grade U.S. domestic bond market.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                             0.45%
Distribution (12b-1) Fees                                            None
Other Expenses                                                       0.52%
                                                                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 0.97%
Fee Waivers and Expense Reimbursements                               0.22%
                                                                     ----
NET TOTAL OPERATING EXPENSES                                         0.75%*

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 0.75% for a period of one year, or from exceeding 1.75% in any subsequent year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                        1 YEAR              3 YEARS            5 YEARS           10 YEARS
                                        ------              -------            -------           --------
CLOVER FIXED INCOME FUND                  $77                $288                $517             $1,181

THE FUNDS' OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that any Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER


Clover Capital Management, Inc., an SEC-registered adviser, serves as the Adviser to each Fund. As the Funds' Adviser, Clover makes investment decisions for the Funds and continuously reviews, supervises and administers the Funds' investment programs. The Adviser also ensures compliance with the Funds' investment policies and guidelines.

As of December 31, 1999, Clover had approximately $1.4 billion in assets under management. For its services during the most recent fiscal year, Clover received investment advisory fees (after waivers and reimbursements) of:

     CLOVER SMALL CAP VALUE FUND               0.53%
     COVER EQUITY VALUE FUND                   0.74%
     CLOVER FIXED INCOME FUND                  0.24%

For its services during the most recent fiscal year, Clover received no advisory fees, and waived/reimbursed expenses of:

     CLOVER MAX CAP VALUE FUND                 2.44%


PORTFOLIO MANAGERS


The Small Cap Value Fund is managed by a committee of research professionals led by Michael E. Jones and Lawrence R. Creatura. The Equity Value Fund is managed by a committee of research professionals led by Michael E. Jones and Matthew P. Kaufler. The Max Cap Value Fund is managed by a committee of research professionals led by Lawrence R. Creatura and Paul W. Spindler. The Fixed Income Fund is managed by a committee of research professionals led by Richard J. Huxley and Paul W. Spindler. The background of each committee member is set forth below.


Michael E. Jones is a member of the committee which manages the Equity Value and Small Cap Value Funds. Mr. Jones, CFA, is a co-founder and Managing Director of Clover Capital. He has over 20 years of investment experience.

Lawrence R. Creatura is a member of the committee which manages the Max Cap Value and Small Cap Value Funds, as set forth above. Mr. Creatura, CFA, joined Clover Capital in 1994 and is a Vice President of Investments of Clover Capital. Prior to his current position, he was a Laser Systems Engineer/Researcher for Laser Surge, Inc. He has 5 years of investment experience.

Paul W. Spindler is a member of the committee which manages the Max Cap Value and Fixed Income Funds. Mr. Spindler, CFA, joined Clover Capital in 1988 and is a Vice President of Investments of Clover Capital. He has over 11 years of investment experience

Richard J. Huxley is a member of the committee which manages the Fixed Income Fund. Mr. Huxley joined Clover Capital in 1986 and is the Executive Vice President and Fixed Income Manager for Clover Capital. He has over 20 years of investment experience.


Matthew P. Kaufler is a member of the committee which manages the Equity Value Fund, as set forth above. Mr. Kaufler, CFA, Senior Vice President and Portfolio Manager, joined Clover Capital in 1991. Prior to his current position, he was Assistant VP and Portfolio Manager at Chase Manhattan. He has 15 years of investment experience.

PURCHASING, SELLING AND EXCHANGING CLOVER FUNDS


IN ORDER TO OPEN A NEW ACCOUNT, YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------

All trades must be received by the Funds' Transfer Agent by 4:00 PM EST. Your check must be made payable to the Clover Funds.

EACH FUND'S MINIMUM INITIAL INVESTMENT IS $2,500 ($2,000 FOR IRAS). THE MINIMUM SUBSEQUENT INVESTMENT IS $500.
--------------------------------------------------------------------------------

ONCE YOU ARE A SHAREHOLDER OF THE CLOVER FUNDS YOU CAN DO THE FOLLOWING:

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

The Clover Funds                              The Clover Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105

* PURCHASE FUND SHARES BY WIRING FUNDS TO:
  United Missouri Bank of Kansas NA
  ABA #101000695
  Account # 9870601168
  Further Credit: name of fund, shareholder name and Clover Funds account number
--------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING CLOVER FUNDS

The Clover Funds are "no load" mutual funds, meaning you pay no sales charge when purchasing shares of the Funds. The minimum initial investment is $2,500 and the subsequent investments are $500. The Funds reserve the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Funds.

PURCHASING CLOVER FUND SHARES

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Clover Funds or their shareholders.

TO OPEN AN ACCOUNT:
o BY MAIL -- Please send your completed application, with a check payable to the Clover Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [_________
     Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with certain banks, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Funds' NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES


o BY MAIL -- Please send your check payable to Clover Funds along with a signed letter stating the name of the Clover Fund and your account number.

o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 12.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to your institution.

SELLING CLOVER FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone.

You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

The sale price of each share will be the next NAV determined after we receive your request.

o BY MAIL - If you wish to redeem shares of the Clover Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Clover Funds by calling 1-800-224-6312 (option 3) and informing one of our representatives.

SYSTEMATIC WITHDRAWAL PLAN

IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within three Business Days after they receive your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from us), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Funds' SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

CCM Securities, Inc. ("CCM Securities") is the distributor of the Funds. CCM Securities receives no compensation for distributing the Funds' shares.

DIVIDENDS AND DISTRIBUTIONS

The Clover Small Cap Value, Clover Equity Value and Clover Max Cap Value Funds distribute their income quarterly as a dividend to shareholders. The Clover Fixed Income Fund declares its investment income daily and distributes it monthly as a dividend to shareholders.

The Funds make distributions of capital gains, if any, at least annually.

If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The tables that follow present performance information about each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of each Fund's operation. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

FINANCIAL HIGHLIGHTS


CLOVER FUNDS


FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD




                 NET                         REALIZED AND                                          NET
                ASSET            NET          UNREALIZED     DISTRIBUTIONS   DISTRIBUTIONS        ASSET
                VALUE         INVESTMENT       GAINS OR        FROM NET           FROM            VALUE
              BEGINNING         INCOME       (LOSSES) ON      INVESTMENT        CAPITAL            END                TOTAL
              OF PERIOD         (LOSS)       INVESTMENTS       INCOME            GAINS          OF PERIOD            RETURN+
---------------------------------------------------------------------------------------------------------------------------------

CLOVER SMALL CAP VALUE FUND
   1999         $11.49           (0.01)          2.48             --             (0.25)           $13.71               21.82%
   1998         $15.94           (0.06)         (3.22)            --             (1.17)           $11.49             (21.25)%
   1997(1)      $10.87           (0.04)          5.24             --             (0.13)           $15.94               48.23%
   1996(2)      $10.00            0.02           0.88          (0.03)               --            $10.87                8.97%


CLOVER EQUITY VALUE FUND
   1999         $15.85            0.21           0.74          (0.21)            (0.67)           $15.92                6.13%
   1998         $18.99            0.15          (1.12)         (0.15)            (2.02)           $15.85              (6.00)%
   1997(1)      $16.20            0.18           3.54          (0.18)            (0.75)           $18.99               23.86%
   1996         $15.29            0.19           2.15          (0.22)            (1.21)           $16.20               16.47%
   1995         $13.74            0.24           2.46          (0.22)            (0.93)           $15.29               21.25%
   1994         $11.94            0.08           2.01          (0.08)            (0.21)           $13.74               17.80%


CLOVER MAX CAP VALUE FUND
   1999          $9.21            0.13           2.27          (0.13)            (0.05)           $11.43               26.17%
   1998(3)      $10.00            0.15          (0.79)         (0.15)               --            $ 9.21              (6.52)%


CLOVER FIXED INCOME FUND
   1999         $10.41            0.53          (0.71)         (0.53)            (0.20)           $ 9.50              (1.78)%
   1998         $ 9.92            0.57           0.51          (0.57)            (0.02)           $10.41               11.32%
   1997(1)      $ 9.85            0.54           0.16          (0.54)            (0.09)           $ 9.92                7.43%
   1996         $ 9.89            0.59           0.01          (0.59)            (0.05)           $ 9.85                6.26%
   1995         $ 9.14            0.58           0.77          (0.58)            (0.02)           $ 9.89               15.27%
   1994         $10.85            0.57          (0.92)         (0.57)            (0.79)           $ 9.14              (3.54)%



                                                                                             RATIO OF NET
                                                                        RATIO OF              INVESTMENT
                                                  RATIO OF NET           EXPENSES            INCOME (LOSS)
                 NET                               INVESTMENT           TO AVERAGE            TO AVERAGE
                ASSETS            RATIO              INCOME            NET ASSETS            NET ASSETS
                ENDED          OF EXPENSES          OR (LOSS)          (EXCLUDING            (EXCLUDING         PORTFOLIO
              OF PERIOD         TO AVERAGE         TO AVERAGE          WAIVERS AND           WAIVERS AND        TURNOVER
                (000)           NET ASSETS         NET ASSETS         REIMBURSEMENTS)       REIMBURSEMENTS)       RATE
--------------------------------------------------------------------------------------------------------------------------

CLOVER SMALL CAP VALUE FUND
   1999        $ 16,494             1.40%            (0.10)%                1.72%              (0.42)%           79.93%
   1998        $ 15,662             1.40%            (0.50)%                1.84%              (0.94)%           70.02%
   1997(1)     $ 15,279            1.40%*           (0.64)%*               2.43%*             (1.67)%*           59.03%
   1996(2)     $  4,495            1.40%*           (0.03)%*               5.29%*             (3.92)%*           14.17%


CLOVER EQUITY VALUE FUND
   1999        $ 59,602             0.95%              1.21%                0.95%                1.21%           98.85%
   1998        $ 90,806             1.10%              0.82%                1.12%                0.80%           42.10%
   1997(1)     $117,859            1.10%*             1.18%*               1.15%*               1.13%*           51.64%
   1996        $ 85,050             1.10%              1.32%                1.21%                1.21%           51.36%
   1995        $ 51,647             1.10%              1.82%                1.20%                1.72%           84.76%
   1994        $ 25,249             1.14%              0.71%                1.30%                0.55%           58.44%


CLOVER MAX CAP VALUE FUND
   1999        $  2,725             0.95%              1.20%                4.13%              (1.98)%           92.26%
   1998(3)     $  1,776            0.95%*             1.82%*              11.40%*             (8.63)%*           62.71%


CLOVER FIXED INCOME FUND
   1999        $ 32,729             0.75%              5.40%                0.97%                5.18%           28.47%
   1998        $ 33,375             0.75%              5.67%                0.99%                5.43%           27.07%
   1997(1)     $ 23,677            0.75%*             6.03%*               1.02%*               5.76%*           11.83%
   1996        $ 19,731             0.80%              6.00%                1.11%                5.69%           24.52%
   1995        $ 14,685             0.80%              6.13%                1.40%                5.53%           35.84%
   1994        $  9,762             0.80%              5.88%                1.46%                5.22%           11.11%



*    ANNUALIZED

+    RETURNS ARE FOR THE PERIODS INDICATED AND HAVE NOT BEEN ANNUALIZED.

(1) ON JUNE 25, 1997 THE BOARD OF TRUSTEES OF TIP FUNDS APPROVED A CHANGE IN THE CLOVER FUNDS' FISCAL YEAR END FROM OCTOBER 31 TO SEPTEMBER 30, EFFECTIVE SEPTEMBER 30, 1997.

(2)  THE CLOVER SMALL CAP VALUE FUND COMMENCED OPERATIONS ON FEBRUARY 28, 1996.

(3) THE CLOVER MAX CAP VALUE FUND COMMENCED OPERATIONS ON OCTOBER 31, 1997. AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                   PROSPECTUS
                                JANUARY 31, 2000

                                     [LOGO]

                            PENN CAPITAL MANAGEMENT

                               PENN CAPITAL FUNDS

                                PORTFOLIO OF THE
                                   TIP FUNDS

                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

                                 CLASS I SHARES
                                 CLASS II SHARES


                               INVESTMENT ADVISER:
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           HOW TO READ YOUR PROSPECTUS


TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Fund has individual investment goals and strategies. This prospectus gives you important information about the Class I and Class II Shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                          PAGE
                                                                          ----
   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND............................XXX
   INVESTMENTS AND PORTFOLIO MANAGEMENT...................................XXX
   PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS..................XXX
   DIVIDENDS, DISTRIBUTIONS AND TAXES.....................................XXX
   FINANCIAL HIGHLIGHTS...................................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION ABOUT THE FUND

The Penn Capital Strategic High Yield Bond Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    High current income and capital appreciation

INVESTMENT FOCUS                   High yield "junk" bonds and other high yield securities

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Attempts to identify high yield "junk" bonds and other
                                   high yield securities with capital appreciation potential

INVESTOR PROFILE                   Investors seeking high current income and long-term
                                   growth of capital who can withstand the share price
                                   volatility or risk of high yield "junk" bond investing

STRATEGY

The Penn Capital Strategic High Yield Bond Fund invests primarily (at least 65% of its assets) in fixed income securities rated below investment grade ("junk" bonds). In selecting investments for the Fund, Penn Capital Management chooses securities that offer high current yields as well as capital appreciation potential, including preferred stocks, convertible securities, zero coupon obligations, payment-in-kind bonds, and variable rate securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated BB+/Ba1 or lower, and may purchase unrated securities and securities rated in the lowest ratings categories.

RISKS

The prices of the Fund's fixed income securities respond to economic developments, including interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Since the value of securities with longer maturities will fluctuate more in response to interest rate changes, this risk is greater for long-term debt securities than for short-term debt securities. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. However, high yield "junk" bonds generally are less sensitive to interest rate changes.

"Junk" bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market price of the security.

The Fund is subject to the risk that its particular market segment, high yield securities, may underperform compared to other market segments or to the fixed income markets as a whole.

PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The performance of Class I and Class II Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Class I Shares for one year.*

                                    1999           14.56%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE FUND'S PREDECESSOR, THE ALPHA SELECT PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND COMMENCED OPERATIONS ON MARCH 1, 1998. THE FUND BECAME PART OF THE TIP FUNDS IN 1999.

                     BEST QUARTER            WORST QUARTER
                     ------------            -------------
                         7.19%                  (1.12)%
                      (12/31/99)               (9/30/99)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the C.S. First Boston High Yield Index.

                                                                SINCE INCEPTION
                                                   1 YEAR           (3/1/98)
--------------------------------------------------------------------------------
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND        14.56%            4.29%
C.S. FIRST BOSTON HIGH YIELD INDEX                  3.31%            0.75%*

*  The calculation date for the Index is February 28, 1998.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The C.S. First Boston High Yield Index is an unmanaged portfolio constructed to mirror the public high yield debt market (revisions to the index are effected weekly). The index has several modules representing differences sectors of the high yield market including a cash paying module, a zero coupon module, a pay in-kind module, and a defaulted bond module. The index is a fully invested index, which includes reinvestment of income.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                  CLASS I SHARES      CLASS II SHARES
----------------------------------------------------------------------------------------
Investment Advisory Fees                               0.55%               0.55%
Distribution (12b-1) Fees                              None                 None
Other Expenses                                         0.59%               0.84%
                                                       -----               -----
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.14%               1.39%
Fee Waivers and Expense Reimbursements                 0.46%               0.46%
                                                       -----               -----
NET TOTAL OPERATING EXPENSES                          0.68%*               0.93%*

--------------------------------------------------------------------------------


* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses of the Class I and Class II Shares from exceeding 0.68% and 0.93%, respectively, for a period of one year, renewable at the end of each fiscal year. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                                           1 YEAR   3 YEARS   5 YEARS    10 YEARS
                                                                           ------   -------   -------    --------
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND - CLASS I SHARES                 $69      $317      $583      $1,345
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND - CLASS II SHARES                $95      $395      $717      $1,629

THE FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER


Penn Capital Management Company, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Penn Capital makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.

As of December 31, 1999, Penn Capital had approximately $450 million in assets under management. For its services during the most recent fiscal year, Penn Capital received investment advisory fees (after waivers and reimbursements) of:

     PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND           0.09%

PORTFOLIO MANAGERS

The Penn Capital Strategic High Yield Bond Fund is managed by a team consisting of certain principals of Penn Capital, including co-managers Richard A. Hocker and Kathleen A. News.

Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, an investment management firm. He has over 26 years of investment experience.

Ms. News, a co-founder of Penn Capital, serves as Managing Director of Penn Capital and co-portfolio manager of the Strategic High Yield Fund. Ms. News has over 21 years of investment experience at both Penn Capital and Delaware Investment Advisers, including over 11 years managing high yield portfolios.

PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS

IN ORDER TO OPEN A NEW ACCOUNT, YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST. Your check must be made payable to the Penn Capital Funds.

The Fund's Class I Shares minimum initial investment is $100,000 with minimum subsequent investments of $5,000.

The Fund's Class II Shares minimum initial investment is $10,000 with minimum subsequent investments of $1,000.


Once you are a shareholder of the Penn Capital Funds you can do the following:
--------------------------------------------------------------------------------

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

The Penn Capital Funds                        The Penn Capital Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105

* PURCHASE FUND SHARES BY WIRING FUNDS TO:

  United Missouri Bank of Kansas NA
  ABA #101000695
  Account #9870601168
  Further Credit: name of fund, shareholder name and Penn Capital Funds account number
--------------------------------------------------------------------------------

The Penn Capital Strategic High Yield Bond Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The Fund's Class I Shares minimum initial investment is $100,000, with minimum subsequent investments of $5,000. The Fund's Class II Shares minimum initial investment is $10,000, with minimum subsequent investments of $1,000. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

PURCHASING PENN CAPITAL FUNDS

CHOOSING CLASS I OR CLASS II SHARES

Class I and Class II Shares have different expenses and other characteristics.

Class I Shares are for individual investors and for certain institutional investors investing for their own or their customers' account.

Class II Shares are for individual investors who purchase shares through financial institutions or intermediaries.

   CLASS I SHARES                             CLASS II SHARES
o  NO SALES CHARGE                         o  NO SALES CHARGE
o  LOWER ANNUAL EXPENSES                   o  HIGHER ANNUAL EXPENSES
o  $100,000 MINIMUM INITIAL INVESTMENT     o  $10,000 MINIMUM INITIAL INVESTMENT

For some investors the minimum initial investment may be lower.

WHEN CAN YOU PURCHASE SHARES?


You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

TO OPEN AN ACCOUNT:

We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.

o BY MAIL -- Please send your completed application, with a check payable to the Penn Capital Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call the Fund at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Penn

     Capital Strategic High Yield Bond Fund]. The shareholder's name and account number must be specified in the wire.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Penn Capital Funds along with a signed letter stating the name of the Penn Capital Strategic High Yield Bond Fund and your account number.


o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 5.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING PENN CAPITAL FUND SHARES


If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

You may sell Class I or Class II Shares by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

o BY MAIL - If you wish to redeem shares of the Penn Capital Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established.


o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Penn Capital Funds by calling 1-800-224-6312 (option
     3) and informing one of our representatives.


REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

The Penn Capital Strategic High Yield Bond Fund has adopted a shareholder service plan for its Class II Shares that allows the Fund to pay service fees for services provided to shareholders. For Class II Shares, shareholder service fees, as a percentage of average daily net assets, may be up to 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Penn Capital Strategic High Yield Bond Fund declares its net investment income daily and distributes it monthly as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

FINANCIAL HIGHLIGHTS


The table that follows presents performance information about Class I and Class II Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

FINANCIAL HIGHLIGHTS
PENN CAPITAL FUNDS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               REALIZED
               NET                               AND                                                  NET
              ASSET                           UNREALIZED       DISTRIBUTIONS   DISTRIBUTIONS         ASSET
              VALUE             NET              LOSS            FROM NET          FROM              VALUE
            BEGINNING        INVESTMENT           ON            INVESTMENT        CAPITAL             END             TOTAL
            OF PERIOD          INCOME         INVESTMENTS         INCOME           GAINS           OF PERIOD         RETURN(1)
--------------------------------------------------------------------------------------------------------------------------------

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
1999(3)       $ 8.91            0.83             (0.09)           (0.83)             --               $8.82            8.65%
1998(2)       $10.00            0.37             (1.09)           (0.37)             --               $8.91           (7.23)%



                                                                                    RATIO OF NET
                                                                RATIO OF             INVESTMENT
                                                                EXPENSES          INCOME (LOSS) TO
               NET                          RATIO OF NET       TO AVERAGE             AVERAGE
              ASSETS           RATIO         INVESTMENT        NET ASSETS            NET ASSETS
               END          OF EXPENSES        INCOME          (EXCLUDING            (EXCLUDING        PORTFOLIO
            OF PERIOD        TO AVERAGE      TO AVERAGE        WAIVERS AND           WAIVERS AND       TURNOVER
              (000)          NET ASSETS      NET ASSETS      REIMBURSEMENTS)       REIMBURSEMENTS)       RATE
----------------------------------------------------------------------------------------------------------------

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
1999(3)      $41,922            0.68%            9.11%             1.14%                8.65%            96.98%
1998(2)      $17,842            0.68%*          10.04%*            2.09%*               8.63%*           29.19%

*    Annualized

(1)  RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.

(2)  COMMENCED OPERATIONS ON MARCH 1, 1998.

(3) ON JANUARY 25, 1999, SHAREHOLDERS OF THE ALPHA SELECT PENN CAPITAL HIGH YIELD BOND FUND (THE "FUND") APPROVED A TAX-FREE REORGANIZATION UNDER WHICH ALL ASSETS AND LIABILITIES OF THE FUND WERE TRANSFERRED TO THE TIP PENN CAPITAL HIGH YIELD BOND FUND.

AMOUNTS DESIGNATED AT "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

                                    TIP FUNDS

INVESTMENT ADVISER

Penn Capital Management Company, Inc.
52 Haddonfield - Berlin Road
Suite 1000
Cherry Hill, NJ 08034

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to Penn Capital Funds
P.O. Box 219805
Kansas City, MO 64141-6805

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Fund's Investment Company Act registration number is 811-07527.

                                   PROSPECTUS

                                JANUARY 31, 2000

                                     [LOGO]

                            PENN CAPITAL MANAGEMENT

                               PENN CAPITAL FUNDS

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND

                               INVESTMENT ADVISER:
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Fund has individual investment goals and strategies. This prospectus gives you important information about the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                            PAGE
PENN CAPITAL SELECT FINANCIAL SERVICES FUND..................................XXX
INVESTMENTS AND PORTFOLIO MANAGEMENT.........................................XXX
PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS........................XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................XXX
FINANCIAL HIGHLIGHTS.........................................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION ABOUT THE FUND

The Penn Capital Select Financial Services Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

PENN CAPITAL SELECT FINANCIAL SERVICES FUND

FUND SUMMARY


INVESTMENT GOAL                        Long-term capital appreciation

INVESTMENT FOCUS                       Common stocks of U.S. financial services
                                       firms

SHARE PRICE VOLATILITY                 High

PRINCIPAL INVESTMENT STRATEGY          Attempts to identify quality U.S.
                                       financial services firms

INVESTOR PROFILE                       Investors who want capital appreciation
                                       and who can withstand the risks of equity and financial sector investing

STRATEGY

The Penn Capital Select Financial Services Fund will concentrate its investments (and will invest at least 65% of its assets) in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that Penn Capital Management believes have above average growth potential or that are undervalued. Penn Capital also invests in financial services companies that it believes to be potential merger or acquisition targets.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Since the Fund's investments are concentrated in the banking industry and the financial services sector, it is subject to the risk that the banking industry and the financial services sector will underperform the broader market, as well as the risk that issuers in that sector will be impacted by market conditions, legislative or regulatory changes, or competition. The Fund may also be more susceptible to changes in interest rates and other market and economic factors that affect financial services firms, including the effect of interest rate changes on the share prices of those financial service firms. In addition, if Penn Capital incorrectly predicts that a company will be involved in a merger or other transaction, the Fund may lose any premium it paid for these stocks, and ultimately may realize a lower return than if the company is not involved in a merger or acquisition transaction.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange and may or may not pay dividends.


PERFORMANCE INFORMATION


The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year for two years.*

                         1998                   (5.81)%
                         1999                   (4.27)%

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR.

                    BEST QUARTER                WORST QUARTER
                       11.87%                      (19.29)%
                     (12/31/98)                   (9/30/98)

This table compares the Fund's average annual total returns for the periods ended December 31, 1999, to those of the NASDAQ Bank Index.

                                                                 SINCE INCEPTION
                                                     1 YEAR        (10/20/97)
--------------------------------------------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND         (4.27)%          6.28%
NASDAQ BANK INDEX                                   (5.80)%         (3.92)%*

*  The calculation date for the Index is October 31, 1997.

WHAT IS AN INDEX?

An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The NASDAQ Bank Index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the banking sector, which consists of 344 stocks. The Index is unmanaged and reflects the reinvestment of dividends.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


--------------------------------------------------------------------------------
Investment Advisory Fees                                              1.00%
Distribution (12b-1) Fees                                             None
Other Expenses                                                       13.54%
                                                                     -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                 14.54%
Fee Waivers and Expense Reimbursements                               13.14%
                                                                     -----
NET TOTAL OPERATING EXPENSES                                          1.40%*
--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40%. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                       1 YEAR        3 YEARS       5 YEARS       10 YEARS
PENN CAPITAL SELECT FINANCIAL SERVICES FUND              $143          $443           $766         $1,680

INVESTMENTS AND PORTFOLIO MANAGEMENT

THE FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER


Penn Capital Management Company, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Penn Capital makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.

As of December 31, 1999, Penn Capital had approximately $450 million in assets under management. For its services during the most recent fiscal year, Penn Capital received no investment advisory fees and waived/reimbursed expenses of:

     PENN CAPITAL SELECT FINANCIAL SERVICES FUND          12.14%

PORTFOLIO MANAGERS

The Penn Capital Select Financial Services Fund is managed by Richard Hocker and Scott D. Schumacher.

Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, an investment management firm. He has over 26 years of investment experience.

Mr. Schumacher, a Senior Analyst who joined Penn Capital in 1987, has 12 years of investment experience.

PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS


IN ORDER TO OPEN A NEW ACCOUNT, YOU MUST COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION THAT YOU RECEIVE WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST. Your check must be made payable to the Penn Capital Funds.

THE FUND'S MINIMUM INITIAL INVESTMENT IS $2,500 ($2,000 FOR IRAS) WITH A MINIMUM SUBSEQUENT INVESTMENT OF $500.

Once you are a shareholder of the Penn Capital Funds you can do the following:

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY PHONE. Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.

* PURCHASE, SELL OR EXCHANGE FUND SHARES BY MAIL. Shareholders can mail trade requests to:

By regular mail                               By express or overnight mail

The Penn Capital Funds                        The Penn Capital Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105

* PURCHASE FUND SHARES BY WIRING FUNDS TO:

  United Missouri Bank of Kansas NA
  ABA #101000695
  Account # 9870601168
  Further Credit: name of fund, shareholder name and Penn Capital Funds account number
--------------------------------------------------------------------------------

PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS

The Penn Capital Select Financial Services Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $2,500 ($2,000 for IRAs) and the subsequent investments are $500. The Fund reserves the right to waive the minimum initial investment.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

For some investors the minimum initial investment may be lower.

PURCHASING PENN CAPITAL FUNDS

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

TO OPEN AN ACCOUNT:


We may reject any purchase order if we determine that accepting the order would not be in the best interests of the Fund or its shareholders.


o BY MAIL -- Please send your completed application, with a check payable to the Penn Capital Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Penn Capital Select Financial Services Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Penn Capital Funds along with a signed letter stating the name of the Penn Capital Select Financial Services Fund and your account number.


o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number they would like to make a subsequent purchase into. They must then instruct their bank to wire the money by following the instructions listed on page 6.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING PENN CAPITAL FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.


You may sell shares by following procedures established when you opened your account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.


o BY MAIL - If you wish to redeem shares of the Penn Capital Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.


o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Penn Capital Funds by calling 1-800-224-6312 (option
     3) and informing one of our representatives.


SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

SYSTEMATIC WITHDRAWAL PLAN

IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

DIVIDENDS AND DISTRIBUTIONS

The Penn Capital Select Financial Services Fund distributes its investment income at least once annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

PENN CAPITAL FUNDS FINANCIAL HIGHLIGHTS


The table that follows presents performance information about the Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. These Financial Highlights have been audited by Ernst & Young LLP, independent auditors whose report, along with the Fund's financial statements, appears in the annual report that accompanies our SAI. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-224-6312.

Financial Highlights
Penn Capital Funds
For a Share Outstanding Throughout Each Period


                                                                                                                 RATIO
                                     REALIZED                                                                    OF
            NET                      AND                                        NET                   NET        EXPENSES
            ASSET                    UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS  ASSET                 ASSETS     TO
            VALUE      NET           GAINS        FROM NET       FROM           VALUE                 END        AVERAGE
            BEGINNING  INVESTMENT    ON           INVESTMENT     CAPITAL        END        TOTAL      OF PERIOD  NET
            OF PERIOD  INCOME        INVESTMENTS  INCOME         GAINS          OF PERIOD  RETURN(1)  (000)      ASSETS
----------------------------------------------------------------------------------------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
1999        $10.50     0.23          0.79         (0.09)         (0.69)         $10.74     9.62%      $305       1.40%
1998(2)     $10.00     0.07          0.64         (0.01)         (0.20)         $10.50     6.81%      $703       1.40%*




                                          RATIO OF NET
            RATIO OF                      INVESTMENT
            NET          RATIO OF         INCOME
            INVESTMENT   EXPENSES         (LOSS) TO
            INCOME       TO AVERAGE       AVERAGE
            TO           NET ASSETS       NET ASSETS
            AVERAGE      (EXCLUDING       (EXCLUDING        PORTFOLIO
            NET          WAIVERS AND      WAIVERS AND       TURNOVER
            ASSETS       REIMBURSEMENT)   REIMBURSEMENTS)   RATE
-----------------------------------------------------------------------
PENN CAPITAL SELECT FINANCIAL SERVICES FUND
1999         1.17%        14.54%           (11.97)%          114.1%
1998(2)      0.68%*       29.22%*          (27.14)%*         174.8%


 *  ANNUALIZED
(1) RETURNS ARE FOR THE PERIOD INDICATED AND HAVE NOT BEEN ANNUALIZED.
(2) COMMENCED OPERATIONS ON OCTOBER 20, 1997.

                                    TIP FUNDS

INVESTMENT ADVISER

Penn Capital Management Company, Inc.
52 Haddonfield - Berlin Road
Suite 1000
Cherry Hill, NJ 08034

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to Penn Capital Funds
P.O. Box 219805
Kansas City, MO 64141-6805

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                                   PROSPECTUS

                                JANUARY 31, 2000

                          PENN CAPITAL VALUE PLUS FUND

                               INVESTMENT ADVISER
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

                           HOW TO READ YOUR PROSPECTUS

TIP Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Fund has individual investment goals and strategies. This prospectus gives you important information about the shares of the Fund that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return of the Fund. For more detailed information about the Fund, please see:

                                                                           PAGE
PENN CAPITAL VALUE PLUS FUND................................................XXX
INVESTMENTS AND PORTFOLIO MANAGEMENT........................................XXX
PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS.......................XXX
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................XXX

TO OBTAIN MORE INFORMATION ABOUT TIP FUNDS, PLEASE REFER TO THE BACK COVER OF THE PROSPECTUS.

INFORMATION ABOUT THE FUND

The Penn Capital Value Plus Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

PENN CAPITAL VALUE PLUS FUND

FUND SUMMARY

INVESTMENT GOAL                      Capital appreciation and above average
                                     income

INVESTMENT FOCUS                     Large and small cap U.S. common stocks and
                                     high yield "junk" bonds

SHARE PRICE VOLATILITY               High

PRINCIPAL INVESTMENT STRATEGY        Attempts to identify undervalued small cap
                                     and large cap U.S. companies and high yield
                                     "junk" bonds with income and capital
                                     appreciation potential

INVESTOR PROFILE                     Investors seeking long-term growth
                                     of capital who can withstand the share
                                     price volatility of equity and high yield
                                     "junk" bond investing

STRATEGY

The Penn Capital Value Plus Fund invests primarily (at least 65% of its assets) in large and small capitalization common stocks and other equity securities of U.S. companies. The Fund also invests in fixed income obligations (principally "junk" bonds). In selecting investments for the Fund, Penn Capital Management chooses stocks of companies that have low-price earnings ratios relative to the market. The Fund will invest in high yield "junk" bonds to generate income. The Fund will invest in a number of industries and issuers, but may invest in a relatively high percentage of its assets in a single industry.

RISKS

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Since the value of securities with longer maturities will fluctuate more in response to interest rate changes, this risk is greater for long-term debt securities than for short-term debt securities. Fixed income securities, regardless of credit quality, experience price volatility, especially in response to interest rate changes. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Micro cap stocks also tend to be traded only in the over-the-counter market, and may not be as liquid as larger capitalization stocks. As a result, the prices of the micro cap stocks owned by the Fund will be very volatile, and the price movements of the Fund's shares will reflect that volatility.

The prices of the Fund's fixed income securities respond to economic developments, including interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower rated securities is even greater than that of higher rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

"Junk" bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund is subject to the risk that its principal market segment, equity securities, may underperform compared to other market segments or to the equity markets as a whole.

PERFORMANCE INFORMATION


As of January 31, 2000, the Fund had not yet commenced operations, and did not have a performance history.

FUND FEES AND EXPENSES


THIS TABLE DESCRIBES THE FUND'S FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)


------------------------------------------------------------------------------
Investment Advisory Fees                                              1.00%
Distribution (12b-1) Fees                                             None
Other Expenses                                                        0.70%*
                                                                      -------
TOTAL ANNUAL FUND OPERATING EXPENSES                                  1.70%
Fee Waivers and Expense Reimbursements                                0.30%
                                                                      -------
NET TOTAL OPERATING EXPENSES                                          1.40%**
------------------------------------------------------------------------------
*  Other Expenses are estimated for the current year.
** The Fund's Adviser has contractually agreed to waive fees and to reimburse expenses in order to keep total operating expenses from exceeding 1.40% for a period of one year, renewable at the end of each fiscal year. For more information about these fees, see "Investment Adviser."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                               1 YEAR              3 YEARS
PENN CAPITAL VALUE PLUS FUND                    $143                $506

THE FUND'S OTHER INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information (SAI). Of course, there is no guarantee that the Fund will achieve its investment goal.

The investments and strategies described throughout this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash, repurchase agreements and short-term obligations that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for gains.

INVESTMENT ADVISER


Penn Capital Management Company, Inc., an SEC-registered adviser, serves as the Adviser to the Fund. As the Fund's Adviser, Penn Capital makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment programs. The Adviser also ensures compliance with the Fund's investment policies and guidelines.

As of December 31, 1999, Penn Capital had approximately $450 million in assets under management. For its services during the most recent fiscal year, Penn Capital is entitled to investment advisory fees as follows:

     PENN CAPITAL VALUE PLUS FUND           1.00%

PORTFOLIO MANAGERS

The Penn Capital Value Plus Fund is managed by Richard Hocker and Scott D. Schumacher.

Prior to founding Penn Capital in 1987, Mr. Hocker was a shareholder and Senior Portfolio Manager of Delaware Investment Advisers, an investment management firm. He has over 26 years of investment experience.

Mr. Schumacher, a Senior Analyst who joined Penn Capital in 1987, has 12 years of investment experience.

PURCHASING, SELLING AND EXCHANGING PENN CAPITAL FUNDS

--------------------------------------------------------------------------------

In order to open a new account, you must complete and mail the NEW ACCOUNT APPLICATION that you receive with this prospectus.

All trades must be received by the Fund's Transfer Agent by 4:00 PM EST. Your check must be made payable to the Penn Capital Funds.

THE FUND'S MINIMUM INITIAL INVESTMENT IS $2,500 WITH A MINIMUM SUBSEQUENT INVESTMENT OF $500.
--------------------------------------------------------------------------------

ONCE YOU ARE A SHAREHOLDER OF THE PENN CAPITAL FUNDS YOU CAN DO THE FOLLOWING:
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by phone.

Call 1-800-224-6312 between 9:00 AM and 4:00 PM EST Monday through Friday and press 3 to place a trade.
--------------------------------------------------------------------------------

* Purchase, sell or exchange Fund shares by mail. Shareholders can mail trade requests to:

Regular mail                                  Express or overnight mail

The Penn Capital Funds                        The Penn Capital Funds
P.O. Box 219805                               c/o DST Systems Inc.
Kansas City, MO 64141-6805                    330 W. 9th Street
                                              Kansas City, MO 64105
--------------------------------------------------------------------------------

* Purchase Fund shares by wiring funds to:

  United Missouri Bank of Kansas NA
  ABA #101000695
  Account #9870601168
  Further Credit: name of fund, shareholder name and Penn Capital Funds account number
--------------------------------------------------------------------------------

The Penn Capital Value Plus Fund is a "no load" mutual fund, meaning you pay no sales charge when purchasing shares of the Fund. The minimum initial investment is $2,500 and the subsequent investments are $500. The Fund reserves the right to waive the minimum initial investment.

For some investors the minimum initial investment may be lower.

This section tells you how to buy, sell (sometimes called "redeem") or exchange shares of the Fund.

PURCHASING PENN CAPITAL FUNDS

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

TO OPEN AN ACCOUNT:

We may reject any purchase order if they determine that accepting the order would not be in the best interests of the Fund or its shareholders.

o BY MAIL -- Please send your completed application, with a check payable to the Penn Capital Funds, to the address listed on this page. Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third party checks, credit card checks or cash.

o BY WIRE -- Please call us at 1-800-224-6312 (option 3) to let us know that you intend to make your initial investment by wire. You will be given an account number and fax number to which you should send your completed New Account Application. Once this is complete you will need to instruct your bank to wire money to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7060-116-8; Further Credit: [Penn Capital Value Plus Fund]. The shareholder's name and account number must be specified in the wire.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with certain banks, you may purchase shares automatically through regular deductions from your account. Please call 1-800-224-6312 for information regarding participating banks. With a $100 minimum initial investment, you may begin regularly scheduled investments once a month.

HOW FUND PRICES ARE CALCULATED

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order. NAV for one Fund share is the value of that share's portion of all of the net assets in the Fund. The Fund's NAV is calculated once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally we must receive your purchase order before 4:00 p.m., Eastern time.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees. The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the NAV of this Fund's shares may change on days when you cannot purchase or sell Fund shares.

PURCHASING ADDITIONAL SHARES

o BY MAIL -- Please send your check payable to Penn Capital Funds along with a signed letter stating the name of the Penn Capital Value Plus Fund and your account number.


o BY PHONE -- Current shareholders are eligible to purchase shares by phone if they have requested that privilege by checking the appropriate box on the New Account Application. Shareholders who have requested telephone privileges can call 1-800-224-6312 (option 3) and give the Fund and account number you would like to make a subsequent purchase into. You must then instruct your bank to wire the money by following the instructions listed on page 8.


ADDITIONAL INFORMATION

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

SELLING PENN CAPITAL FUND SHARES

If you own shares directly, you may sell your shares on any Business Day by contacting us directly by mail or telephone. You may also sell your shares by contacting your financial institution by mail or telephone. The sale price of each share will be the next NAV determined after we receive your request.

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-800-224-6312. If you own shares through an account with a broker or other institution, contact that broker or institution to sell your shares. If you would like to sell $50,000 or more of your shares, please notify us in writing and include a signature guarantee.

o BY MAIL - If you wish to redeem shares of the Penn Capital Funds, you should send us a letter with your name, Fund and account number and the amount of your request. All letters must be signed by the owner(s) of the account. All proceeds will be mailed or wired (depending on instructions given) to the address or instructions given to us when the account was established. If you would like the proceeds sent to either a different bank account or address, a signature guarantee is required.

o BY PHONE -- When filling out a New Account Application shareholders are given the opportunity to establish telephone redemption privileges. If shareholders elect to take advantage of this privilege they will be able to redeem shares of the Penn Capital Funds by calling 1-800-224-6312 (option
     3) and informing one of our representatives.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect shareholders by verifying the signature in certain circumstances including, (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds to a bank other than the bank previously designated on the account application; and (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. A notarized signature is not sufficient.

SYSTEMATIC WITHDRAWAL PLAN

IF YOU HAVE AT LEAST $2,500 IN YOUR ACCOUNT, YOU MAY USE THE SYSTEMATIC WITHDRAWAL PLAN. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account. Please call 1-800-224-6312 for information regarding banks that participate in the Systematic Withdrawal Plan.

REDEMPTIONS IN KIND

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) the Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

RECEIVING YOUR MONEY

Normally, the Fund will send your sale proceeds within three Business Days after it receives your request, but it may take up to seven days. Your proceeds can be wired to your bank account (subject to a $10 wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

EXCHANGING FUND SHARES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after we receive your exchange request.

You may exchange your shares on any Business Day by contacting the Fund directly by mail or telephone. You may also exchange shares through your financial institution by mail or telephone. IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

OTHER POLICIES:

FOR CUSTOMERS OF FINANCIAL INSTITUTIONS

If you purchase, sell or exchange Fund shares through a financial institution (rather than directly from the Fund), you may have to transmit your purchase, sale and exchange requests to your financial institution at an earlier time for your transaction to become effective that day. This allows the financial institution time to process your request and transmit it to us. For more information about how to purchase, sell or exchange Fund shares through your financial institution, you should contact your financial institution directly.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although we have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, we are not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with us over the telephone, you will generally bear the risk of any loss.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about this is in the Fund's SAI.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum of $1,000, you may be required to sell your shares. You will always be given at least 60 days' written notice to give you time to add to your account and avoid selling your shares.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund. SIDCo. receives no compensation for distributing the Fund's shares.

DIVIDENDS AND DISTRIBUTIONS

The Penn Capital Value Plus Fund distributes its investment income at least once annually as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually.

If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after we receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Summarized below are some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE SAI.

                                    TIP FUNDS

INVESTMENT ADVISER

Penn Capital Management Company, Inc.
52 Haddonfield - Berlin Road
Suite 1000
Cherry Hill, NJ 08034

DISTRIBUTOR

SEI Investments Distribution Co.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI dated January 31, 2000, includes detailed information about the Fund. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS

These reports contain the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-224-6312


BY MAIL: Write to Penn Capital Funds
P.O. Box 219805
Kansas City, MO 64141-6805

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about TIP Funds, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

TIP Funds' Investment Company Act registration number is 811-07527.

                                    TIP FUNDS

                       TURNER LARGE CAP GROWTH EQUITY FUND
                            TURNER GROWTH EQUITY FUND
                            TURNER MIDCAP GROWTH FUND
                          TURNER SMALL CAP GROWTH FUND
                          TURNER MICRO CAP GROWTH FUND
                      TURNER FOCUSED LARGE CAP EQUITY FUND
                               TURNER TOP 20 FUND
                             TURNER TECHNOLOGY FUND
                        TURNER INTERNATIONAL GROWTH FUND
            TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO
           TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO
                   TURNER CORE HIGH QUALITY FIXED INCOME FUND
                          TIP TARGET SELECT EQUITY FUND

                               INVESTMENT ADVISER:
                        TURNER INVESTMENT PARTNERS, INC.


This Statement of Additional Information is not a prospectus and relates only to the Turner Large Cap Growth Equity Fund ("Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Focused Large Cap Equity Fund ("Focused Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner International Growth Fund ("International Fund"), Turner Short Duration Government Funds - One Year Fund ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund ("Fixed Income Fund"), and the TIP Target Select Equity Fund ("Target Select Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectuses dated January 31, 2000. The Prospectuses may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST ...................................................................S-2
INVESTMENT OBJECTIVES........................................................S-2
INVESTMENT POLICIES..........................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................S-9
INVESTMENT LIMITATIONS......................................................S-23
THE ADVISER.................................................................S-25
THE ADMINISTRATOR...........................................................S-28
DISTRIBUTION AND SHAREHOLDER SERVICES.......................................S-30
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-30
COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-33
PURCHASE AND REDEMPTION OF SHARES...........................................S-35
DETERMINATION OF NET ASSET VALUE............................................S-36
TAXES.......................................................................S-36
PORTFOLIO TRANSACTIONS......................................................S-39
VOTING......................................................................S-42
DESCRIPTION OF SHARES.......................................................S-43
SHAREHOLDER LIABILITY.......................................................S-43
LIMITATION OF TRUSTEES' LIABILITY...........................................S-43
5% SHAREHOLDERS.............................................................S-43
CUSTODIAN...................................................................S-48
EXPERTS.....................................................................S-48
LEGAL COUNSEL...............................................................S-48
FINANCIAL STATEMENTS........................................................S-48
APPENDIX.....................................................................A-1

January 31, 2000

THE TRUST

This Statement of Additional Information relates only to the Turner Large Cap Growth Equity Fund ("Large Cap Fund"), Turner Growth Equity Fund ("Growth Equity Fund"), Turner Midcap Growth Fund ("Midcap Fund"), Turner Small Cap Growth Fund ("Small Cap Fund"), Turner Micro Cap Growth Fund ("Micro Cap Fund"), Turner Focused Large Cap Equity Fund ("Focused Fund"), Turner Top 20 Fund ("Top 20 Fund"), Turner Technology Fund ("Technology Fund"), Turner International Growth Fund ("International Growth Fund"), Turner Short Duration Government Funds-One Year Portfolio ("One Year Portfolio"), Turner Short Duration Government Funds-Three Year Portfolio ("Three Year Portfolio"), Turner Core High Quality Fixed Income Fund, ("Fixed Income Fund"), and TIP Target Select Equity Fund ("Target Select Fund"), (each a "Fund" and, together the "Funds"). Each is a separate series of TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997, which consists of both diversified and non-diversified Funds. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest (the "shares") and separate classes of funds. Each portfolio is a separate mutual fund and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the One Year Portfolio or the Three Year Portfolio through two separate classes, Class I and Class II, which provide for variations in distribution costs, transfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Class I Shares. Except for differences between the Class I Shares and the Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. Please see "Description of Shares" for more information.


On January 29, 1999, the Micro Cap Fund and the Three Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Micro Cap Growth Fund and the Alpha Select Turner Short Duration Government Funds-Three Year Portfolio, respectively. On June 30, 1999, the One Year Portfolio acquired all of the assets and liabilities of the Alpha Select Turner Short Duration Government Funds - One Year Portfolio. Historical information presented for those Funds relates to the Alpha Select Funds. The Trust also offers shares in the Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, Clover Fixed Income Fund, Penn Capital Select Financial Services Fund, Penn Capital Strategic High Yield Bond Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES

TURNER LARGE CAP GROWTH EQUITY FUND -- The Large Cap Fund seeks capital appreciation.

TURNER GROWTH EQUITY FUND -- The Growth Equity Fund seeks capital appreciation.

TURNER MIDCAP GROWTH FUND -- The Midcap Fund seeks capital appreciation.

TURNER SMALL CAP GROWTH FUND -- The Small Cap Fund seeks capital appreciation.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund seeks capital appreciation.

TURNER FOCUSED LARGE CAP EQUITY FUND -- The Focused Fund seeks long-term capital appreciation.

TURNER TOP 20 FUND -- The Top 20 Fund seeks long-term capital appreciation.

TURNER TECHNOLOGY FUND -- The Technology Fund seeks long-term capital appreciation.

TURNER INTERNATIONAL GROWTH FUND -- The International Fund seeks long-term capital appreciation.

TURNER SHORT DURATION GOVERNMENT FUNDS-ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS-THREE YEAR PORTFOLIO -- The investment objective of each Fund is to provide maximum total return consistent with preservation of capital and prudent investment management. Under normal circumstances, the One Year Portfolio seeks to maintain an average effective duration comparable to or less than that of one-year U.S. Treasury bills. The Three Year Portfolio seeks to maintain an average effective duration comparable to or less than that of three-year U.S. Treasury notes. Effective duration is an indicator of a security's price volatility or risk associated with changes in interest rates. Because the Turner Investment Partners, Inc. (the "Adviser") seeks to manage interest rate risk by limiting effective duration, each Fund may invest in securities of any maturity.

TURNER CORE HIGH QUALITY FIXED INCOME FUND -- The Fixed Income Fund seeks total return through current income and capital appreciation.

TIP TARGET SELECT EQUITY FUND -- The Target Select Fund seeks long term growth of capital primarily from investment in U.S. equity securities.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

TURNER LARGE CAP GROWTH EQUITY FUND--The Large Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $10 billion that the Adviser, believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 200 Growth Index is the Fund's current benchmark. Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, and they may invest up to 10% of its total assets in American Depository Receipts "ADRs"). The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies and foreign securities.

TURNER GROWTH EQUITY FUND--The Growth Equity Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of common stocks that the Adviser believes to have potential for strong growth in earnings and to be reasonably valued at the time of purchase. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings of the

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Russell 1000 Growth Index (or such other appropriate index selected by the
Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MIDCAP GROWTH FUND--The Midcap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations between $1 billion and $8 billion that the Adviser believes to have strong earnings growth potential. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell Midcap Growth Index (or such other appropriate index selected by the Adviser). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may purchase shares of other investment companies.

TURNER SMALL CAP GROWTH FUND--The Small Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $2 billion that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $2 billion. The Fund seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell 2000 Growth Index (or such other appropriate index selected by the Adviser). The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in ADRs. The Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

TURNER MICRO CAP GROWTH FUND -- The Micro Cap Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of common stocks of issuers with market capitalizations of not more than $500 million that the Adviser believes to have strong earnings growth potential. Under normal market conditions, the Fund will maintain a weighted average market capitalization of less than $350 million. The Fund will not hold securities with market capitalizations over $1 billion. The Fund seeks to purchase securities that are well diversified across economic sectors. The Russell 2000 Growth Index is the Fund's current benchmark. The Micro Cap Fund will typically invest in companies whose market capitalizations, at the time of purchase, are $350 million or under. The Fund may invest in warrants and rights to purchase common stocks, and may invest up to 10% of its total assets in micro cap stocks of foreign issuers and in ADRs.

The Micro Cap Fund invests in some of the smallest, most dynamic publicly-traded companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size, and less frequent trading activity, the companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors

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appreciate the full extent of a company's underlying business potential. Thus in the opinion of the Fund's Adviser, they offer substantial appreciation potential for meeting retirement and other long-term goals.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of micro capitalization stocks. To manage risk and improve liquidity, Turner expects to invest in numerous small, publicly traded companies, representing a broad cross-section of U.S. industries.

TURNER FOCUSED LARGE CAP EQUITY FUND--The Focused Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers that, at the time of purchase, have market capitalizations in excess of $5 billion that the Adviser, believes to have strong earnings growth potential. Any remaining assets may be invested in securities issued by smaller capitalization companies, warrants and rights to purchase common stocks, convertible and preferred stocks, and in ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities. The Fund's overall portfolio will contain a total of 15-30 stocks of Turner's best large capitalization ideas.

TURNER TOP 20 FUND--The Top 20 Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of issuers with a variety of sectors and market capitalizations that the Adviser believes to have strong earnings growth potential. Any remaining assets may be invested in warrants and rights to purchase common stocks, convertible and preferred stocks, and ADRs. The Fund will generally purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The Fund may also purchase shares of other investment companies and foreign securities.

TURNER TECHNOLOGY FUND -- The Technology Fund invests primarily (and, under normal conditions, at least 80% of its total assets) in a portfolio of common stocks of technology companies. The Fund may invest in warrants and rights to purchase common stocks, convertible and preferred stocks, stocks of foreign issuers and ADRs.

The Fund invests in dynamic, publicly-traded technology companies. These emerging growth companies are typically in the early stages of a long-term development cycle. In many cases, these companies offer unique products, services or technologies and often serve special or expanding market niches. Because of their small size and less frequent trading activity, the small technology companies represented in the Fund's portfolio may be overlooked or not closely followed by investors. Accordingly, their prices may rise either as a result of improved business fundamentals, particularly when earnings grow faster than general expectations, or as more investors appreciate the full extent of a company's underlying business potential. The Adviser will seek to capture these price increases. Most of the technology companies that the Fund will invest in will be located in the U.S.

The Fund's share price can move up and down significantly, even over short periods of time, due to the volatile nature of many technology stocks. To manage risk and improve liquidity, Turner expects to invest in numerous publicly traded companies, representing a broad cross-section of U.S. and foreign technology companies.

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TURNER INTERNATIONAL GROWTH FUND -- The International Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of ADRs and equity securities of non-U.S. issuers.

Under normal circumstances, at least 80% of the International Fund's assets will be invested in ADRs and equity securities of non-U.S. issuers located in at least three countries other than the United States. Most of the securities that the Fund will invest in will be located in Europe and other developed foreign countries.

Certain securities of non-U.S. issuers purchased by the Fund will be listed on recognized foreign exchanges, but securities generally will be purchased in over-the-counter markets, on U.S.-registered exchanges, or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Fund expects its investments to emphasize large, intermediate and small capitalization companies.

The Fund may also invest in warrants and rights to purchase common stocks, convertible and preferred stocks, and securities of other investment companies. Although permitted to do so, the Fund does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending.

TURNER SHORT DURATION GOVERNMENT FUNDS -- ONE YEAR PORTFOLIO & TURNER SHORT DURATION GOVERNMENT FUNDS -- THREE YEAR PORTFOLIO (TOGETHER, THE "SHORT DURATION FUNDS") -- Under normal market conditions, each Fund invests at least 65% of the value of its total assets in obligations either issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"). Certain of the obligations, including U.S. Treasury bills, notes and bonds and mortgage-related securities of the Government National Mortgage Association ("GNMA"), are issued or guaranteed by the U.S. Government. Other securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, while others, such as those issued by Fannie Mae and the Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

The balance of each Fund's assets may be invested in cash and high grade debt securities, shares of other investment companies, including privately issued mortgage-related securities and general obligation bonds and notes of various states and their political subdivisions, rated within the three highest grades assigned by Standard and Poor's Corporation ("S&P") (AAA, AA or A), Moody's Investor Services ("Moody's") (Aaa, Aa or A), or Fitch Investor Services, Inc. ("Fitch") (AAA, AA or A), or, if unrated by S&P, Moody's and/or Fitch, judged by the Adviser to be of comparable quality. A further description of S&P's, Moody's and Fitch's ratings is included in the Appendix to the Statement of Additional Information.

The relative proportions of the Funds' net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Funds invest. In addition, the Funds may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation.

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The Short Duration Funds may enter into forward commitments or purchase securities on a when issued basis, and may invest in variable or floating rate obligations.

TURNER CORE HIGH QUALITY FIXED INCOME FUND--The Fixed Income Fund invests as fully as practicable (and, under normal conditions, at least 65% of its total assets) in a portfolio of fixed income securities of varying levels of quality and maturity, that, in the Adviser's opinion, are undervalued in the market. To determine a security's fair market value, the Adviser will focus on the yield and credit quality of particular securities based upon third-party evaluations of quality as well as the Adviser's own research and analysis of the issuer. The Adviser will attempt to diversify the Fund's holdings across the yield curve by holding short, intermediate and long-term securities. Normally, the Fund will maintain a dollar-weighted average portfolio duration that approximates the average duration range of the Fund's benchmark index, the Lehman Brothers Aggregate Bond Index (currently 4.5 years). Duration is a measure of the expected life of a fixed income security on a cash flow basis.

For example, assuming a portfolio duration of eight years, an increase in interest rates of 1%, a parallel shift in the yield curve, and no change in the spread relationships among securities, the value of the portfolio would decline 8%. Using the same assumptions, if interest rates decrease 1%, the value of the portfolio would increase 8%. The Adviser considers duration an accurate measure of a security's expected life and sensitivity to interest rate changes. The Adviser may increase or decrease this average weighted duration when, in the Adviser's opinion, market conditions warrant.

The Fund will purchase the following types of securities if, at the time of purchase, such securities either have been classified as investment grade by a nationally recognized statistical rating organization ("NRSRO") or are determined by the Adviser to be of comparable quality: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"); (ii) corporate bonds and debentures of U.S. and foreign issuers rated in one of the four highest rating categories; (iii) privately issued mortgage-backed securities rated in the highest rating category; (iv) asset-backed securities rated in the two highest rating categories; (v) receipts evidencing separately traded interest and principal component parts of U.S. Government obligations ("Receipts"); (vi) commercial paper rated in one of the two highest rating categories; (vii) obligations of U.S. commercial banks and savings and loan institutions that have net assets of at least $500 million as of the end of their most recent fiscal year ("bank obligations"); (viii) obligations issued or guaranteed by the government of Canada; (ix) obligations of supranational entities rated in one of the four highest rating categories; (x) loan participations; (xi) repurchase agreements involving any of the foregoing securities; and (xii) shares of other investment companies. Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded to below investment grade, the Adviser will review the situation and take appropriate action. Securities rated below investment grade will not constitute more than 5% of the Fund's total assets.

TIP TARGET SELECT EQUITY FUND -- The Adviser and Sub-Advisers of the Target Select Fund will each invest in a maximum of 20 equity securities and as few as 10 that they believe have the greatest return potential. Such a focused security-selection process permits each manager to act on only the investment ideas that they think are their strongest ones. The intent is to avoid diluting performance by owning too many securities, so that the positive contributions of winning investments will prove substantial.

The Fund is designed to provide an investment that combines the investment expertise and best investment ideas of four outstanding money-management firms. The Adviser and Sub-Advisers will manage a portion of the Fund's portfolio on a day-to-day basis. Assets for investment will be allocated to each manager by the Fund's Board of Trustees, based on the recommendation of the Adviser. The expectation is that the allocations will result in a portfolio invested in a variety of equity securities with differing capitalizations and valuations, chosen by differing investment strategies.

The Fund intends to invest primarily (and, under normal circumstances, at least 65% of its total assets) in equity securities of companies that are headquartered in the United States or do business both in the United States and abroad. Those securities, however, will be traded principally in the United States equity market. Selection of equity securities will not be restricted by market capitalization, and the Fund's Adviser and Sub-Advisers will employ their own proprietary investment processes in managing assets.

Any remaining assets of the Fund may be invested in securities of foreign issuers, shares of other investment companies, ADRs and real estate investment trusts ("REITs"). The Fund may also invest up to 15% of its net assets in illiquid securities, invest up to 25% of its total assets in convertible securities, including convertible securities rated below investment grade, purchase unregistered securities that are eligible for re-sale pursuant to Rule 144A under the Securities Act, and purchase fixed income securities, including securities rated below investment grade. In addition, the Fund may effect short sales, purchase securities on a when-issued basis, and may enter into futures and options transactions. Debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's or unrated securities of comparable quality, are also known as "junk bonds." The maximum percentage of the Fund's assets that may be invested in securities rated below investment grade is 25%.

Under normal circumstances, the Adviser and each of the Sub-Advisers may invest a portion of the assets under its management in the money market instruments described below in order to maintain liquidity, or if securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase, provided that such Instruments do not exceed 25% of the Fund's total assets. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Adviser and each Sub-Adviser may invest up to 100% of the assets under their management in money market instruments and in cash.

GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis and borrow money.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% (10% for the Short Duration Funds) of its net assets in illiquid securities.

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Each Fund, except the Large Cap, Midcap and Short Duration Funds, may purchase convertible securities.

Each Fund may enter into repurchase agreements.

Each Fund may purchase fixed income securities, including variable and floating rate instruments and zero coupon securities.

Each Fund may purchase Rule 144A securities and other restricted securities.

Each Fund may purchase obligations of supranational entities.

Each Fund may, for temporary defensive purposes, invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by an NRSRO, repurchase agreements involving the foregoing securities), shares of money market investment companies and cash.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The

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Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), interest-only ("IOs") and principal-only ("POs"), when issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and separately traded registered interested and principal securities ("STRIPs"), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See elsewhere in the "Description of Permitted Investments" for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations

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as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin," to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities, equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions. The Adviser will not use leverage if as a result the effective duration of the portfolios of the Three Year Portfolio would not be comparable or less than that of a three-year U.S. Treasury note, respectively.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa by Moody's and/or lower than BBB by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES

The descriptions below are intended to supplement the discussion in the Prospectus.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.

PAYMENT EXPECTATIONS

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though the such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government;
(iii) high-quality commercial paper issued by U.S. and foreign corporations;
(iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date.

REMICS: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally or mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments, while the other class may receive all of the principal payments. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

NON-DIVERSIFICATION

The Target Select, Top 20 and Focused Funds are a non-diversified companies, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of each Fund may be invested in the obligations of a limited number of issuers. Although the Adviser or the Sub-Advisers generally do not intend to invest more than 5% of a

Fund's assets in any single issuer (with the exception of securities which are issued or guaranteed by a national government), the value of the shares of each Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), which requires that each Fund be diversified (I.E., not invest more than 5% of its assets in the securities in any one issuer) as to 50% of its assets.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS

A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over the counter. Over the counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Short Duration Fund will not engage in transactions involving interest rate futures contracts for speculation but only as a hedge against changes in the market values of debt securities held or intended to be purchased by the Fund and where the transactions are appropriate to reduce the Fund's interest rate risks. There can be no assurance that hedging transactions will be successful. A Fund also could be exposed to risks if it could not close out its futures or options positions because of any illiquid secondary market.

Futures and options have effective durations which, in general, are closely related to the effective duration of the securities which underlie them. Holding purchased futures or call option positions (backed by segregated cash or other liquid securities) will lengthen the duration of a Short Duration Fund's portfolio.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

RECEIPTS

Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

REVERSE DOLLAR ROLL TRANSACTIONS

Each Short Duration Fund may enter into reverse dollar roll transactions, which involve a purchase by a Fund of an eligible security from a financial institution concurrently with an agreement by the Fund to resell a similar security to the institution at a later date at an agreed-upon price. Reverse dollar roll transactions are fully collateralized in a manner similar to loans of the Fund's portfolio securities.

REVERSE REPURCHASE AGREEMENT AND DOLLAR ROLL TRANSACTIONS

A reverse repurchase agreement involves a sale by a Fund of securities that it holds to a bank, broker-dealer or other financial institution concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A dollar roll transaction involves a sale by a Fund of an eligible security to a financial institution concurrently with an agreement by the Fund to repurchase a similar eligible security from the institution at a later date at an agreed-upon price. Each Fund will fully collateralize its reverse repurchase agreements and dollar roll transactions in an amount at least equal to the Fund's obligations under the reverse repurchase agreement or dollar roll transaction by cash or other liquid securities that the Fund's custodian segregates from other Fund assets.

RIGHTS

Rights give existing shareholders of a corporation the right, but not the obligation, to buy shares of the corporation at a given price, usually below the offering price, during a specified period.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers with a strong U.S. trading presence and in sponsored and unsponsored ADRs. Investments in the securities of foreign issuers may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation than are those in the United States. Investments in securities of foreign issuers are frequently denominated in foreign currencies and the value of a Fund's assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and the Funds may incur costs in connection with conversions between various currencies. Moreover, investments in emerging market nations may be considered speculative, and there may be a greater potential for nationalization, expropriation or adverse diplomatic developments (including war) or other events which could adversely effect the economies of such countries or investments in such countries.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES").

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

YEAR 2000

The Trust and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Trust purchases, which could have an impact on the value of your investment.


ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredit. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets and does not apply to the Top 20, Focused and Target Select Funds.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Technology Fund.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. Each Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.


THE ADVISER

Turner Investment Partners, Inc., 1235 Westlakes Drive, Suite 350, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990. Robert E. Turner is the Chairman and controlling shareholder of the Adviser. As of December 31, 1999, the Adviser had discretionary management authority with respect to approximately $5.61 billion of assets. The Adviser has provided investment advisory services to investment companies since 1992.

The Adviser serves as the investment adviser for each Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser makes recommendations to the Trustees with respect to the appropriate allocation of assets to each of the Target Select Fund's Sub-Advisers, and directly manages assets of the Fund not allocated to the Sub-Advisers.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code.

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid (had reimbursed) the following advisory fees:


                                        Advisory Fees Paid                          Advisory Fees Waived
                            -------------------------------------------- -------------------------------------------
                                 1997           1998          1999           1997          1998           1999
                            -------------- -------------- -------------- ------------- ------------- ---------------
Large Cap Fund                $      0        ($79,930)    $  (49,999)     $ 2,281       $ 15,530        $56,778
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Growth Equity Fund            $694,046      $  664,499     $  987,424      $24,250       $ 76,793        $     0
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Midcap Fund                   $      0      $   92,465     $  521,612      $13,244       $ 42,799        $ 2,444
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Small Cap Fund                $762,604      $1,458,689     $1,940,749      $73,594       $226,626        $66,830
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Micro Cap Fund                    *         $  (97,006)    $  (63,745)         *         $ 16,354        $67,820
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Focused Fund                      *              *              *              *             *              *
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Top 20 Fund                       *              *         $    7,100          *             *           $18,763
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Technology Fund                   *              *         $   (6,578)         *             *           $12,267
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
International Fund                *              *              *              *             *              *
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
One Year Portfolio           Fiscal Year      Fiscal       ($116,124)    Fiscal Year      Fiscal         $ 4,624
                            Ended 2/28/98  Period Ended                     Ended         Period
                             ($94,700)        9/30/98                      2/28/98        Ended
                                            ($67,178)                      $2,792       9/30/98
                                                                                         $1,596
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Three Year Portfolio         Fiscal Year      Fiscal       ($165,234)    Fiscal Year      Fiscal         $50,673
                            Ended 2/28/98  Period Ended                     Ended         Period
                             ($117,540)       9/30/98                      2/28/98        Ended
                                             ($80,828)                     $41,761       9/30/98
                                                                                         $20,056
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Fixed Income Fund                 *              *          ($15,843)         *             *            $12,322
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------
Target Select Fund                *          ($47,875)     ($104,563)         *           $6,656         $13,999
--------------------------- -------------- -------------- -------------- ------------- ------------- ---------------

* Not in operation during the period.



As described in the prospectus, the Focused Large Cap, Top 20, Technology and International Growth Funds are subject to base investment advisory fees that may be adjusted if a Fund out- or under-performs a stated benchmark. Set forth below is information about the advisory fee arrangements of these Funds:



--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
FUND                  BENCHMARK          REQUIRED EXCESS    BASE ADVISORY FEE  HIGHEST POSSIBLE   LOWEST POSSIBLE
                                         PERFORMANCE                           ADVISORY FEE       ADVISORY FEE
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Focused               S&P 500 Index          +/- 2.5%             1.00%              1.30%              .70%
Fund
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------


--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Top 20 Fund           S&P 500 Index          +/- 2.5%             1.10%              1.50%              .70%
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
Technology Fund       PSE Technology         +/- 2.0%             1.10%              1.50%              .70%
                      Index
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------
International         MSCI EAFE Index        +/- 2.0%             1.00%              1.30%              .70%
Fund
--------------------- ------------------ ------------------ ------------------ ------------------ ------------------

The performance adjustment works as follows: If the Top 20 Fund outperforms the S&P 500 Index by more than 2.5%, Turner's advisory fees will increase from 1.10% to 1.50%. If, however, the Fund underperforms its benchmark by 2.5%, Turner's advisory fees would go down to 0.70%. These performance-based fees will only be charged once a Fund has been in operation for at least one year, and will comply with all applicable SEC rules.


THE SUB-ADVISERS


The Target Select Fund currently has three Sub-Advisers -- Clover Capital Management, Inc., Penn Capital Management Company, Inc., and Chartwell Investment Partners (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Each Sub-Adviser will manage a portion of the Fund's assets, which allocation is determined by the Trustees upon the recommendation of the Adviser. Each Sub-Adviser makes the investment decisions for the assets of the Fund allocated to it, and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. For its services, each of the Sub-Advisers is entitled to receive a fee from Turner Investment Partners, which is calculated daily and paid monthly, at an annual rate of 0.80% of the average daily net assets of the Fund allocated to it. Currently, the Adviser and each Sub-Adviser has been allocated assets in the range of 15-30% of the Fund's total assets.

CLOVER CAPITAL MANAGEMENT, INC. ("Clover Capital"), 11 Tobey Village Office Park, Pittsford, New York 14354, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. Michael Jones, Managing Director of Clover Capital, is the portfolio manager of the portion of the Fund's assets managed by Clover Capital. As of December 31, 1999, Clover Capital had discretionary management authority with respect to approximately $1.4 billion of assets. In addition to sub-advising the Fund and the Clover Funds, separate investment portfolios of the Trust, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates. For the fiscal year ended September 30, 1999, Clover received investment sub-advisory fees of 0.00%.

PENN CAPITAL MANAGEMENT COMPANY, INC. ("Penn Capital"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of Penn Capital and portfolio manager of the portion of the assets of the Fund managed by Penn Capital, an investment management firm that manages the investment portfolios of institutions and high net worth individuals. As of December 31, 1999, Penn Capital had assets under management of approximately $450 million. Penn Capital employs a staff of 17 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds. In addition, Penn Capital serves as investment adviser to the Penn Capital Funds, three separate portfolios of the Trust. For the fiscal year ended September 30, 1999, Penn Capital received investment subadvisory fees of 0.00%.

CHARTWELL INVESTMENT PARTNERS ("Chartwell"), 1235 Westlakes Drive, Suite 330, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in 1997 and registered as an investment adviser under the Investment Advisers Act. Chartwell was founded by a team of experienced investment professionals who had been employees of Delaware Management Company of Philadelphia, Pennsylvania. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. The portion of the assets of the Fund managed by Chartwell will be managed by a team of investment professionals with extensive investment experience. Chartwell currently manages approximately $3.7 billion in assets for institutional clients. For the fiscal year ended September 30, 1999, Chartwell received investment sub-advisory fees of 0.00%.


THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


The Administrator, a Massachusetts business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Armada Funds, Bishop

Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and UAM Funds, Inc. II.


For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid the following administrative fees (net of waivers):



                                 ---------------------------------------------------------
                                               Administrative Fees Paid
                                 ---------------------------------------------------------
                                      1997                1998               1999
-------------------------------- ------------------ ------------------- ------------------
Large Cap Fund                      $  3,057            $ 31,129           $ 65,307
-------------------------------- ------------------ ------------------- ------------------
Growth Equity Fund                  $110,759            $114,049           $117,203
-------------------------------- ------------------ ------------------- ------------------
Midcap Fund                         $  9,404            $ 46,823           $ 70,403
-------------------------------- ------------------ ------------------- ------------------
Small Cap Fund                      $ 98,104            $181,597           $175,795
-------------------------------- ------------------ ------------------- ------------------
Micro Cap Fund                           *              $ 42,470           $ 68,309
-------------------------------- ------------------ ------------------- ------------------
Focused Fund                             *                  *                   *
-------------------------------- ------------------ ------------------- ------------------
Top 20 Fund                              *                  *              $  6,411
-------------------------------- ------------------ ------------------- ------------------
Technology Fund                          *                  *              $  6,411
-------------------------------- ------------------ ------------------- ------------------
International Fund                       *                  *                   *
-------------------------------- ------------------ ------------------- ------------------
One Year Portfolio                  Fiscal Year       Fiscal Period        $ 16,902
                                   Ended 2/28/98      Ended 9/30/98
                                       $802                $510
-------------------------------- ------------------ ------------------- ------------------
Three Year Portfolio                Fiscal Year       Fiscal Period        $ 46,462
                                   Ended 2/28/98      Ended 9/30/98
                                      $11,964             $6,418
-------------------------------- ------------------ ------------------- ------------------
Fixed Income Fund                        *                  *              $  6,411
-------------------------------- ------------------ ------------------- ------------------
Target Select Fund                       *              $    0             $ 85,433
-------------------------------- ------------------ ------------------- ------------------

* Not in operation during the period.


DISTRIBUTION AND SHAREHOLDER SERVICES

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement") with respect to shares of the Funds. The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the

Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Short Duration Funds have adopted a shareholder service plan for Shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Funds may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class II Shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The Parkstone Group of Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), retired.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.

EDWARD T. SEARLE (DOB 04/03/54) - Vice President and Assistant Secretary - Employed by SEI Investments since August 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Drinker Biddle & Reath LLP, 1998-1999. Associate at Ballard, Andrews & Ingersoll, LLP, 1995-1998.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the administrator and distributor since 1995. Associate, Dewey Ballantine, 1994-1995. Associate, Winston and Strawn, 1991-1994.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994. Vice President and Assistant Secretary of SEI, the Administrator and Distributor 1992-1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - vice President and Assistant Secretary of the Manager and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments Company since 1991.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, the Administrator and the Distributor, since 1995.

                        -------------------------------

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.


-------------------------------- ---------------------- ------------------ -------------- --------------------------
                                       Aggregate           Pension or        Estimated     Total Compensation From
                                   Compensation From       Retirement         Annual         Registrant and Fund
        Name of Person,           Registrant for the    Benefits Accrued     Benefits     Complex Paid to Trustees
           Position                Fiscal Year Ended     as Part of Fund       Upon          for the Fiscal Year
                                  September 30, 1999        Expenses        Retirement    Ended September 30, 1999
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Robert Turner*                            $0                   N/A              N/A         $0 for service on two
                                                                                                   Boards
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Richard A. Hocker*                        $0                   N/A              N/A         $0 for service on one
                                                                                                    Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Michael E. Jones*                          $0                  N/A              N/A         $0 for service on one
                                                                                                    Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Alfred C. Salvato**                      $8,000                N/A              N/A        $14,000 for service on
                                                                                                 two Boards
-------------------------------- ---------------------- ------------------ -------------- --------------------------
Janet F. Sansone**                       $9,775                N/A              N/A         $9,775 for service on
                                                                                                  one Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------
John T. Wholihan**                       $10,538               N/A              N/A        $10,538 for service on
                                                                                                  one Board
-------------------------------- ---------------------- ------------------ -------------- --------------------------


* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.
** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b ' expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 1999 were as follows:



      ----------------------------------- ----------------------- -----------------------
                     Fund                         Class                30-Day Yield
      ----------------------------------- ----------------------- -----------------------
      Large Cap Fund                      Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Growth Equity Fund                  Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Midcap Fund                         Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Small Cap Fund                      Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Micro Cap Fund                      Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Focused Fund                        Class I                           *
      ----------------------------------- ----------------------- -----------------------
      Top 20 Fund                         Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      Technology Fund                     Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------
      International Fund                  Class I                           *
      ----------------------------------- ----------------------- -----------------------
      One Year Portfolio                  Class I                         5.30%
      ----------------------------------- ----------------------- -----------------------
      One Year Portfolio                  Class II                        5.04%
      ----------------------------------- ----------------------- -----------------------
      Three Year Portfolio                Class I                         5.85%
      ----------------------------------- ----------------------- -----------------------
      Three Year Portfolio                Class II                        5.62%
      ----------------------------------- ----------------------- -----------------------
      Fixed Income Fund                   Class I                         5.96%
      ----------------------------------- ----------------------- -----------------------
      Target Select Fund                  Class I                         0.00%
      ----------------------------------- ----------------------- -----------------------

                *Not in operation during the period.

The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 1999, and for the one and five year periods ended September 30, 1999, were as follows:


-------------------------- ------------- ------------------------------------------------------
                                                     Average Annual Total Return
                                         ------------------------------------------------------
                              Class        One Year           Five Year        Since Inception
-------------------------- ------------- ---------------- ------------------ ------------------
Large Cap Fund             Class I           42.97%               *               31.15%
-------------------------- ------------- ---------------- ------------------ ------------------
Growth Equity Fund         Class I           38.16%            24.63%             19.17%
-------------------------- ------------- ---------------- ------------------ ------------------
Midcap Fund                Class I           84.07%               *               38.93%
-------------------------- ------------- ---------------- ------------------ ------------------
Small Cap Fund             Class I           59.14%            29.26%             26.63%
-------------------------- ------------- ---------------- ------------------ ------------------
Micro Cap Fund             Class I          113.46%              *               59.94%
-------------------------- ------------- ---------------- ------------------ ------------------
Focused Fund               Class I              *                 *                  *
-------------------------- ------------- ---------------- ------------------ ------------------
Top 20 Fund                Class I              *                 *               39.90%**
-------------------------- ------------- ---------------- ------------------ ------------------
Technology Fund            Class I              *                 *               40.60%**
-------------------------- ------------- ---------------- ------------------ ------------------
International Fund         Class I              *                 *                  *
-------------------------- ------------- ---------------- ------------------ ------------------
One Year Portfolio         Class I            5.34%             6.33%              6.08%
-------------------------- ------------- ---------------- ------------------ ------------------
One Year Portfolio         Class II           5.00%               *                5.22%
-------------------------- ------------- ---------------- ------------------ ------------------
Three Year Portfolio       Class I            2.89%             6.56%              6.02%
-------------------------- ------------- ---------------- ------------------ ------------------
Three Year Portfolio       Class II             *                 *                5.64%**
-------------------------- ------------- ---------------- ------------------ ------------------
Fixed Income Fund          Class I              *                 *                0.48%**
-------------------------- ------------- ---------------- ------------------ ------------------
Target Select Fund         Class I           80.04%               *               42.77%
-------------------------- ------------- ---------------- ------------------ ------------------

 *Not in operation during the period.

**These returns have not been annualized.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the DST, 330 West 9th Street, Kansas City, Missouri 64105, (the "Transfer Agent") on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuation are reviewed by the officers of the Trust under the general supervision of the Trustees.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not discussed in the Funds' Prospectus. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectus is not intended as a substitute for careful tax planning.

The discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Funds will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions may generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940

Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds' portfolio turnover rates were as follows:

--------------------------------- ----------------------------------------------------------------------------------
                                                               Portfolio Turnover Rate
                                  ----------------------------------------------------------------------------------
                                             1997                       1998                        1999
--------------------------------- --------------------------- -------------------------- ---------------------------
Large Cap Fund                             346.47%                     234.93%                    370.71%
--------------------------------- --------------------------- -------------------------- ---------------------------
Growth Equity Fund                         178.21%                     249.58%                    328.26%
--------------------------------- --------------------------- -------------------------- ---------------------------
Midcap Fund                                348.29%                     304.29%                    290.79%
--------------------------------- --------------------------- -------------------------- ---------------------------
Small Cap Fund                             130.68%                     167.73%                    223.61%
--------------------------------- --------------------------- -------------------------- ---------------------------
Micro Cap Fund                                *                        128.53%                    239.32%
--------------------------------- --------------------------- -------------------------- ---------------------------
Focused Fund                                  *                           *                          *
--------------------------------- --------------------------- -------------------------- ---------------------------
Top 20 Fund                                   *                           *                       369.11%
--------------------------------- --------------------------- -------------------------- ---------------------------
Technology Fund                               *                           *                       317.32%
--------------------------------- --------------------------- -------------------------- ---------------------------
International Fund                            *                           *                          *
--------------------------------- --------------------------- -------------------------- ---------------------------
One Year Portfolio -                 For the Fiscal Year        For the Fiscal Period             154.33%
  Class I Shares                        Ended 2/28/98               Ended 9/30/98
                                            68.80%                     96.56%
--------------------------------- --------------------------- -------------------------- ---------------------------
One Year Portfolio -                          *                           *                       154.33%
  Class II Shares
--------------------------------- --------------------------- -------------------------- ---------------------------



                                      S-39


--------------------------------- --------------------------- -------------------------- ---------------------------
Three Year Portfolio -                For the Fiscal Year      For the Fiscal Period             257.98%
  Class I Shares                        Ended  2/28/98              Ended 9/30/98
                                           197.03%                     121.63%
--------------------------------- --------------------------- -------------------------- ---------------------------
Three Year Portfolio -                        *                           *                      257.98%
  Class II Shares
--------------------------------- --------------------------- -------------------------- ---------------------------
Fixed Income Fund                             *                           *                       39.70%
--------------------------------- --------------------------- -------------------------- ---------------------------
Target Select Fund                            *                        803.02%                 1,279.40%
--------------------------------- --------------------------- -------------------------- ---------------------------


* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.



The brokerage commissions paid for each Fund for the fiscal years ended September 30, 1997, 1998, and 1999 were as follows:

------------------------------- -----------------------------------------------------------
                                Total Dollar Amount of Brokerage Commissions Paid
                                -----------------------------------------------------------
                                       1997                1998                1999
------------------------------- ------------------- ------------------- -------------------
Large Cap Fund                       $  2,586            $ 10,622             $43,087
------------------------------- ------------------- ------------------- -------------------
Growth Equity Fund                   $335,291            $464,404            $671,953
------------------------------- ------------------- ------------------- -------------------
Midcap Fund                          $ 17,029            $123,834            $352,280
------------------------------- ------------------- ------------------- -------------------
Small Cap Fund                       $235,029            $465,825            $546,802
------------------------------- ------------------- ------------------- -------------------
Micro Cap Fund                          *                $  6,974            $ 36,683
------------------------------- ------------------- ------------------- -------------------
Focused Fund                            *                   *                   *
------------------------------- ------------------- ------------------- -------------------
Top 20 Fund                             *                   *                $ 57,574
------------------------------- ------------------- ------------------- -------------------
Technology Fund                         *                   *                $ 13,527
------------------------------- ------------------- ------------------- -------------------
International Fund                      *                   *                   *
------------------------------- ------------------- ------------------- -------------------
One Year Portfolio                     N/A                 N/A               $     69
------------------------------- ------------------- ------------------- -------------------
Three Year Portfolio                   N/A                 N/A               $    141
------------------------------- ------------------- ------------------- -------------------
Fixed Income Fund                       *                   *                $     64
------------------------------- ------------------- ------------------- -------------------
Target Select Fund                      *                $ 13,856            $ 28,450
------------------------------- ------------------- ------------------- -------------------

*Not in operation during the period.

The total amount of securities of each Broker/Dealer held by each Fund for the fiscal year ended September 30, 1999 were as follows:


--------------------------------- ------------------------- --------------------------- ---------------------------
                                                            TOTAL AMOUNT OF
                                                            SECURITIES HELD BY EACH
FUND                               NAME OF BROKER/DEALER    FUND                        TYPE OF SECURITY
--------------------------------- ------------------------- --------------------------- ---------------------------
Large Cap Fund                    Morgan Stanley            $     76,151.24              Repurchase Agreement
--------------------------------- ------------------------- --------------------------- ---------------------------
Growth Fund                       Morgan Stanley            $  2,713,821.44              Repurchase Agreement
                                  Goldman Sachs             $    703,940.00              Common Stock
--------------------------------- ------------------------- --------------------------- ---------------------------
Midcap Fund                       J.P. Morgan               $  4,451,363.63              Repurchase Agreement
                                  Lehman Brothers           $  1,509,127.50              Common Stock
--------------------------------- ------------------------- --------------------------- ---------------------------
Small Cap Fund                    J. P. Morgan              $ 12,767,113.96              Repurchase Agreement
                                  Hambrecht and Quist       $  3,220.576.88              Common Stock
                                  Legg Mason Inc.           $  1,263,163.13              Common Stock
                                  Raymond James Fin. Corp.  $  1,026,980.63              Common Stock
--------------------------------- ------------------------- --------------------------- ---------------------------
Micro Cap Fund                    Morgan Stanley            $    413,708.25              Repurchase Agreement
--------------------------------- ------------------------- --------------------------- ---------------------------


VOTING

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Trust's Prospectuses or Statements of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of (1) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a PRO RATA share in the net assets of the portfolio, after taking into account additional distribution and shareholder servicing expenses attributable to the Class II Shares. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. All consideration received by the Trust for shares of any portfolio or separate class and all assets in which such consideration is invested would belong to that portfolio or separate class and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.


5% SHAREHOLDERS

As of January 3, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.



                                                                                                     PERCENTAGE
                                         NAME AND ADDRESS                              NUMBER OF      OF FUND'S
       FUND                             OF BENEFICIAL OWNER                             SHARES         SHARES
Turner Large Cap Growth Equity   Charles Schwab & Co. Inc.                            326,965.2330      23.50%
Fund                             Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209

                                 Connecticut General Life Insurance Co.               897,202.2430      64.49%
                                 Attn: Carmen Rivera - H19B
                                 280 Trumbull Street
                                 Hartford, CT 06103-3509

Turner Growth Equity Fund        Saxon & Co. TTEE                                     650,412.9000       5.53%
                                 FBO C/F
                                 Duane Morris & Heckscher LLP
                                 A/C# 20-35-002-1029077
                                 P.O. Box 7780-1888
                                 Philadelphia, PA  19182-0001

                                 Retirement Plan for Employees of                     906,465.6020       7.71%
                                 Bridgeport Hospital
                                 C/O People's Bank Trust Dept.
                                 850 Main Street 13th Fl
                                 Bridgeport, CT 06604-4917

                                 Charles Schwab & Co. Inc.                          2,057,015.3710      17.50%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 First Union National Bank                          4,379,385.6290      37.26%
                                 FBO Sheet Metal Workers Local #19
                                 Annuity Self Directed Fund
                                 A/C# 1546002697
                                 CMG NC-1157
                                 1525 W. WT Harris Blvd.
                                 Charlotte, NC  28262-8522

Turner Midcap Growth Fund        Charles Schwab & Co. Inc.                          3,837,971.6920      41.82%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO  80209

                                 Copeland Associates                                  696,786.5820       7.59%
                                 Smith Barney Corporate Trust Co.
                                 2 Tower Center Blvd., Box 1063
                                 East Brunswick, NJ 08816-3155

Turner Small Cap Growth Fund     Charles Schwab & Co. Inc.                          5,208,084.2850      56.95%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO 80209


                                      S-43


Turner Micro Cap Growth          Charles Schwab & Co. Inc.                            562,123.9250      29.24%
Institutional Class              Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Donaldson Lufkin Jenrette                            123,944.9990       6.45%
                                 SECS Corp.
                                 Pershing Division
                                 P. O. Box 2052
                                 Jersey City, NJ 07399

                                 National Investors Services Corp.                    410,344.6040      21.35%
                                 FBBO Our Customers
                                 55 Water Street, Floor 12
                                 New York, NY 10041-3299

Turner Top 20 Fund               Charles Schwab & Co Inc.                           1,305,403.5240      40.36%
                                 Attn:  Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO, 80209

                                 National Investors Services Corp                     198,893.0500       6.15%
                                 FBBO Our Customers
                                 55 Water Street,  Fl. 12
                                 New York, NY 10041-1299

Turner Technology Fund           Charles Schwab and Co. Inc                           794,322.0860      52.04%
                                 Attn:  Mutual Funds/ Team S
                                 4500 Cherry Creek Dr. S., Fl. 3
                                 Denver, CO 80209

                                 National Investors Services Corp                     210,006.4770      13.76%
                                 FBBO Our Customers
                                 55 Water St. Fl 32
                                 New York, NY, 10041-3299

Turner Short Duration            Charles Schwab & Co. Inc.                            432,182.9190      91.84%
Government Funds - One Year      Attn: Mutual Funds/Team S
Portfolio Class I                4500 Cherry Creek Dr. S Fl. 3
                                 Denver, CO  80209

Turner Short Duration            NFSC FBBO # 179-397470                                43,944.8840       6.69%
Government Funds-One Year        Utah Festival Opera Company
Portfolio-Class II               59 S 100 W
                                 Logan, UT, 84321-4515

                                 NFSC FBBO # 379-070386                                54,422.7980       8.28%
                                 BSA Utah National Parks Council
                                 250 W 500 N
                                 Provo, UT, 84501-2819


                                      S-44


                                 NFSC FBBO #379-536272                                 89,197.2250      13.58%
                                 UTA/ATO
                                 Malecker S. Booths
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0820

                                 NFSC Cort Brambled Brent HA                          110,215.6880      16.77%
                                 C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0830

                                 NFSC FBBO #379-503940                                 79,558.2560      12.11%
                                 C. Bramble D B Hales Jay E JE
                                 C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 P.O. Box 30810
                                 Salt Lake City, UT, 84130-0830

Turner Short Duration            Turner Investment Partners                           844,278.8210      21.18%
Government Funds-Three Year      FBO Teamsters Local #837
Portfolio-Class I                Attn:  Bob Gunning
                                 12275 Townsend Rd.
                                 Philadelphia, PA, 19154-1204

                                 First Union National Bank Trust                    1,976,308.6850      49.57%
                                 FBO Sheet Metal Workers #19
                                 A/C #1546002688
                                 CHGJ64 NC1151
                                 1525 West WT Harris Blvd.
                                 Charlotte, NC, 28262

                                 Bryn Mawr                                            861,246.7990      21.60%
                                 Attn: Jerry Berenson
                                 101 N. Merion Ave
                                 Bryn Mawr, PA, 19010-2899

                                 Charles Schwab & Co.                                 236,351.4490       5.93%
                                 101 Montgomery St
                                 San Francisco, CA, 94104-4122

Turner Short Duration            NFSC FBBO #379-503916                                 35,264.1030      14.42%
Government Funds-Three Year      Curt Brambled Brent MA
Portfolio-Class II               C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0810

                                 NFSC FBBO #379-503940                                 24,782.2720      10.13%
                                 C. Bramble, D.B. Hales, Jay E. JE
                                 C. Bramble/D. Hales/J. Jensen TTS
                                 U/A 12/15/1993
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0810


                                      S-45


                                 NFSC FBBO #379-527793                                115,823.4120      47.35%
                                 B.H. Bastian Foundation
                                 Bruce Bastian/Brent Erkelens
                                 U/A 02/19/1999
                                 51 W. Center St. #755
                                 Orem, UT, 84057-4605

                                 NFSC FBBO #379-536172                                 44,855.9670      18.34%
                                 UYA/ATU
                                 N. Halecker S. Booths
                                 PO Box 30810
                                 Salt Lake City, UT, 84130-0810

Turner Core High Quality Fixed   Oxford Foundation Inc.                               259,563.6740      25.30%
Income Fund                      2 S. Decatur St.
                                 Strasburg, PA, 17579-1403

                                 Banc of America Securities LLC                       765,207.4200      74.60%
                                 Attn: Mutual Funds-4th Floor
                                 808-96071-16
                                 600 Montgomery St
                                 San Francisco, CA, 94131-2702

TIP Target Select Equity Fund    Charles Schwab & Co. Inc.                             23,811.6980      16.27%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO 80209

                                 Carolyn Turner TR                                     45,257.0300      30.92%
                                 U/A Robert E. Turner Jr., Trust
                                 9 Horseshoe Lane
                                 Paoli, PA 19301-1909

                                 Robert & Carolyn Turner Foundation                    23,954.2260      16.36%
                                 9 Horseshoe Lane
                                 Paoli, PA 19301-1909

CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS


The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance on their report given on their authority as experts in accounting and auditing.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.


FINANCIAL STATEMENTS

The Trust's financial statements for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities."

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                    TIP FUNDS

                                     FUNDS:
                           CLOVER SMALL CAP VALUE FUND
                            CLOVER EQUITY VALUE FUND
                            CLOVER MAX CAP VALUE FUND
                            CLOVER FIXED INCOME FUND

                               INVESTMENT ADVISER:
                         CLOVER CAPITAL MANAGEMENT, INC.


This Statement of Additional Information is not a prospectus and relates only to the Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Equity Value Fund (the "Equity Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust") and should be read in conjunction with the Funds' Prospectus dated January 31, 2000. The Prospectus may be obtained without charge by calling 1-800-224-6312.


                                TABLE OF CONTENTS


THE TRUST ...................................................................S-2
INVESTMENT OBJECTIVES........................................................S-2
INVESTMENT POLICIES..........................................................S-2
DESCRIPTION OF PERMITTED INVESTMENTS.........................................S-6
INVESTMENT LIMITATIONS......................................................S-18
THE ADVISER.................................................................S-20
THE ADMINISTRATOR...........................................................S-22
THE DISTRIBUTOR.............................................................S-23
TRUSTEES AND OFFICERS OF THE TRUST..........................................S-24
COMPUTATION OF YIELD AND TOTAL RETURN.......................................S-27
PURCHASE AND REDEMPTION OF SHARES...........................................S-28
DETERMINATION OF NET ASSET..................................................S-29
TAXES.......................................................................S-29
PORTFOLIO TRANSACTIONS......................................................S-31
DESCRIPTION OF SHARES.......................................................S-34
SHAREHOLDER LIABILITY.......................................................S-35
LIMITATION OF TRUSTEES' LIABILITY...........................................S-35
5% SHAREHOLDERS.............................................................S-36
CUSTODIAN...................................................................S-37
EXPERTS.....................................................................S-37
LEGAL COUNSEL...............................................................S-37
FINANCIAL STATEMENTS........................................................S-38
APPENDIX.....................................................................A-1

January 31, 2000

THE TRUST THE TRUST


This Statement of Additional Information relates only to the Clover Small Cap Value Fund (the "Small Cap Value Fund"), Clover Equity Value Fund (the AEquity Value Fund"), Clover Max Cap Value Fund (the "Max Cap Value Fund"), and Clover Fixed Income Fund (the "Fixed Income Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate series of the TIP Funds (the "Trust"), a diversified, open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, as amended on February 21, 1997. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. The Trust also offers shares in the Turner Large Cap Growth Equity Fund, Turner Growth Equity Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Focused Large Cap Equity Fund, Turner Top 20, Turner Technology, Turner International Growth Fund, Turner Short Duration Government Funds-One Year Portfolio, Turner Short Duration Government Funds-Three Year Portfolio, Turner Core High Quality Fixed Income Fund, TIP Target Select Equity Fund, Penn Capital Strategic High Yield Bond Fund, Penn Capital Select Financial Services Fund, and Penn Capital Value Plus Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES

SMALL CAP VALUE FUND -- The Small Cap Value Fund seeks long-term total return.

EQUITY VALUE FUND -- The Equity Value Fund seeks long-term total return.

MAX CAP VALUE FUND -- The Max Cap Value Fund seeks long-term total return.

FIXED INCOME FUND -- The Fixed Income Fund seeks a high level of income consistent with reasonable risk to capital.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

SMALL CAP VALUE FUND

Under normal market conditions, the Small Cap Value Fund invests at least 75% and up to 100% of its total assets in a diversified portfolio of equity securities of U.S. issuers that have market capitalizations of $750 million or less at the time of purchase, including common stocks, warrants and rights to subscribe to common stocks, equity interests issued by real estate investment trusts ("REITs"), and both debt securities and preferred stocks convertible into common stocks. The Small Cap Value Fund may invest in such convertible debt securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, I.E., rated lower than BBB by Standard & Poors Corporation ("S&P"), Baa by Moody's Investors Service Inc. ("Moody's"), or unrated securities of comparable quality as determined by Clover Capital Management, Inc. (the "Adviser").

The Adviser employs database screening techniques to search the universe of domestic public companies for stocks trading in the bottom 20% of valuation parameters such as stock price-to-book value, price-to-cash flow, price-to-earnings and price-to-sales. From these stocks the Adviser selects a diversified group of securities for investment by utilizing additional screening and selection strategies to identify the companies that the Adviser believes are more financially stable. In addition, the Fund may include holdings in issuers that may not have been identified during the initial screening process but that the Adviser has identified using its value-oriented fundamental research techniques. In addition, the Fund may invest up to 10% of its net assets in American Depositary Receipts ("ADRs").

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

Any remaining assets may be invested in (i) the equity securities described above of U.S. issuers that have market capitalizations exceeding $750 million at the time of purchase, and (ii) Money Market Instruments.

EQUITY VALUE FUND

The Equity Value Fund will invest primarily in equity securities that the Adviser believes to be undervalued relative to the market or their historic valuation. The Adviser uses several valuation criteria to determine if a security is undervalued, including price-to-earnings ratios, price-to-cash flow ratios, price-to-sales ratios, and price-to-book value ratios. In addition, the Adviser examines "hidden values" that are not obvious in a company's financial reports, focusing on finding the current asset values or current transfer values of assets held by the company.

Under normal market conditions, the Equity Value Fund invests at least 70% and up to 100% of its net assets in a diversified portfolio of equity securities, including common stocks, both debt securities and preferred stocks convertible into common stocks, and ADRs (up to 20% of the Equity Value Fund's net assets). In addition to these equity securities, the Fund may also invest up to 5% of its net assets in each of warrants and rights to purchase common stocks, and up to 10% of its net assets in REITs. Assets of the Fund not invested in the equity securities described above may be invested in non-convertible fixed income securities and Money Market Instruments as described below.

All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

During periods when, or under circumstances where, the Adviser believes that the return on such securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's, or unrated securities of comparable quality as determined by the Adviser.

Under normal circumstances, up to 30% of the Equity Value Fund's assets may be invested in Money Market Instruments in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase.

MAX CAP VALUE FUND

The Max Cap Value Fund invests primarily in large-capitalization equities with low valuations based on measures such as price-to-book value and price-to-cash flow. The Adviser will attempt to acquire securities that have attractive dividend yields relative to the market average and/or their own trading history.

The Max Cap Value Fund invests at least 75% of its assets in a diversified portfolio chosen from the 500 largest capitalization equities (generally over $10 billion) where the stock price is low relative to book value and cash flow as compared to the average large capitalization stock. The Adviser evaluates these large-capitalization domestic companies and searches for stocks valued in the lowest third based on price to book value and price to cash flow. From these candidates, the companies with adequate financial strength and higher dividend yields are chosen for investment. The Adviser may also choose stocks whose primary attractive feature is a current dividend yield which is high relative to the stocks' historic yield range.

Up to 25% of the Max Cap Value Fund's assets may be invested in attractively-valued companies whose market capitalizations fall below the top 500 (I.E., below $5 billion). In addition, up to 10% of the Fund may be invested in ADRs whose market capitalizations fall among the top 100 in available ADRs.

During periods when, or under circumstances where, the Adviser believes that the return on non-convertible fixed income securities may equal or exceed the return on equity securities, the Fund may invest up to 25% of its net assets in non-convertible fixed income securities consisting of corporate debt securities and obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. The Fund may invest in such securities without regard to their term or rating and may, from time to time, invest in corporate debt securities rated below investment grade, I.E., rated lower than BBB by S&P and/or Baa by Moody's or in unrated securities of comparable quality as determined by the Adviser. Such high-yield, high-risk securities are also known as "junk bonds". The Fund's exposure to junk bonds, including convertible securities rated below investment grade, will not exceed 25% of its total assets.

Under normal circumstances, up to 25% of the Max Cap Value Fund's assets may be invested in the Money Market Instruments described below in order to maintain liquidity, or if the Adviser determines that securities meeting the Fund's investment objective and policies are not otherwise reasonably available for purchase. For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, the Fund may invest up to 100% of its assets in Money Market Instruments and in cash.

FIXED INCOME FUND

Under normal market conditions, the Fixed Income Fund invests at least 70% of its net assets in the following fixed income securities: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) corporate bonds and debentures rated in one of the four highest rating categories; and (iii) mortgage-backed securities that are collateralized mortgage obligations ("CMOs") or real estate mortgage investment conduits ("REMICs") rated in one of the two highest rating categories. The Fund will invest in such corporate bonds and debentures, CMOs or REMICs only if, at the time of purchase, the security either has the requisite rating from S&P or Moody's or is unrated but of comparable quality as determined by the Adviser. Governmental private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

The Fund may invest its remaining assets in the following securities: (i) Money Market Instruments, (ii) asset-backed securities rated A or higher by S&P or Moody's; (iii) debt securities rated below investment grade, but not lower than B- by S&P or B3 by Moody's, or if unrated, determined by the Adviser to be of comparable quality at the time of purchase (up to 15% of the Fund's net assets, including downgraded securities); (iv) debt securities convertible into common stocks (up to 10% of the Fund's net assets); (v) U.S. dollar denominated fixed income securities issued by foreign corporations or issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities; and (vi) U.S. dollar denominated obligations of supranational entities traded in the United States. For additional information on corporate bond ratings, see the Appendix.

The relative proportions of the Fund's net assets invested in the different types of permissible investments will vary from time to time depending upon the Adviser's assessment of the relative market value of the sectors in which the Fund invests. In addition, the Fund may purchase securities that are trading at a discount from par when the Adviser believes there is a potential for capital appreciation. The Adviser does not seek to achieve the Fund's investment objective by forecasting changes in the interest rate environment.

In the event any security owned by the Fund is downgraded below the rating categories set forth above, the Adviser will review the situation and determine whether to retain or dispose of the security.

The Fund may enter into forward commitments or purchase securities on a when-issued basis, and may invest in variable or floating rate obligations.

The Fund expects to maintain a dollar-weighted average portfolio maturity of five to ten years.


GENERAL INVESTMENT POLICIES

Each Fund may purchase securities on a when-issued basis.

Each Fund may enter into futures and options transactions.

Each Fund may invest up to 15% of its net assets in illiquid securities.

Each Fund may purchase convertible securities.

Each Fund may borrow money.

Each Fund may enter into Repurchase Agreements.

The Small Cap Value, Equity Value and Max Cap Value Funds may invest in shares of other investment companies.

For temporary defensive purposes during periods when the Adviser determines that market conditions warrant, each Fund may invest up to 100% of its assets in Money Market Instruments and in cash.


DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock particularly when the value of the underlying stock moves toward the conversion ratio. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

DERIVATIVES

Derivatives are securities that derive their value from other securities, financial instruments or indices. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (E.G., CMOs, REMICs, interest-only (AIO's) and principal-only (APO's)), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and separately traded registered interested and principal securities ("STRIPS")), privately issued stripped securities (E.G., TGRs, TRs, and CATs). See elsewhere in the ADescription of Permitted Investments' for discussions of these various instruments.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FOREIGN SECURITIES

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of these taxes will reduce the income received from the securities comprising the portfolio.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as Ainitial margin. Subsequent payments, called "variation margin", to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition:
(1) the Fund owns more than 3% of the total voting stock of the other company;
(2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

JUNK BONDS

Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MONEY MARKET INSTRUMENTS

Money Market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE- AND ASSET-BACKED SECURITIES

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed rate mortgages, graduated payment mortgages, adjustable rate mortgages, and balloon mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, Fannie Mae and FHLMC each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include CMOs and REMICs that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOS: CMOs are debt obligations of multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche," is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS: REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae.

PARALLEL PAY SECURITIES; PAC BONDS: Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an IO, while the other class may receive all of the principal payments and is thus termed the principal-only class PO. The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

ADDITIONAL RISK FACTORS: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

The Fixed Income Fund may purchase obligations of supranational agencies. Currently, the Fund only intends to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market of the securities in its portfolio or to anticipate an increase in the market of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefore. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing its yield and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission (the "SEC") that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid, high-grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on securities or indices must be covered. When a Fund writes an option on an index or a security, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

REITS

The Funds may invest in REITs, which pool investors' funds for investment in income-producing commercial real estate or real-estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. A shareholder in a Fund should realize that by investing in REITs indirectly through the Fund, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (the "1940 Act").

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed-upon price (including principal and interest) on an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

SECURITIES OF FOREIGN ISSUERS

The Fixed Income Fund may invest in U.S. dollar-denominated fixed income securities of foreign issuers which are traded in the United States. In addition, the Equity Value Fund may invest in ADRs and securities issued by issuers located in Canada. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the GNMA, have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government are securities backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately-traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping ("CUBES") are some types of U.S. Treasury Securities.

VARIABLE OR FLOATING-RATE INSTRUMENTS

The Fixed Income Fund may invest in variable- or floating-rate instruments which may involve a demand feature and may include variable-amount master demand notes which may or may not be backed by bank letters of credit. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable-amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fixed Income Fund. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued or delayed-delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


YEAR 2000

The Trust and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Trust purchases, which could have an impact on the value of your investment.

ZERO COUPON SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accrued. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

INVESTMENT LIMITATIONS


FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and
       (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act)) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.     Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.


THE ADVISER


Clover Capital Management, Inc. (the "Adviser"), 11 Tobey Village Office Park, Pittsford, New York 14534, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of the Adviser and who control all of the Adviser's outstanding voting stock. As of September 30, 1999 the Adviser had discretionary management authority with respect to approximately $1.4 billion of assets. In addition to advising the Funds, the Adviser provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.


The Adviser serves as each Fund's investment adviser under an investment advisory agreement (the "Advisory Agreement") with the Fund. Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program, subject to the supervision of, and policies established by, the Trustees of the Fund.

The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by any state in which the shares of the Fund are registered, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For the fiscal period ended September 30, 1997, and for the fiscal years ended September 30, 1998 and 1999, the Funds paid (had reimbursed) the following advisory fees:

----------------------------------------------------------------------------------------------------------------
                                       Advisory Fees Paid                      Advisory Fees Waived/Reimbursed
                               ---------------------------------------------------------------------------------
                                 1997*         1998           1999           1997*         1998           1999
----------------------------------------------------------------------------------------------------------------
Small Cap Value  Fund             $0         $67,667         $83,625        $66,598**     $71,495        $51,187
----------------------------------------------------------------------------------------------------------------
Equity  Value Fund             $642,434     $840,958        $567,313        $47,047       $25,280           $0
----------------------------------------------------------------------------------------------------------------
Max Cap Value Fund                ***      ($121,203)        $61,747          ***          $9,208        $80,247
----------------------------------------------------------------------------------------------------------------
Fixed Income Fund               $35,551      $62,671         $78,440        $55,083       $68,554        $72,100
----------------------------------------------------------------------------------------------------------------

*On June 25, 1997, the Small Cap Value Fund, the Equity Value Fund, and the Fixed Income Fund acquired the assets of the Clover Capital Small Cap Value, Clover Capital Equity Value, and Clover Capital Fixed Income Portfolios, respectively, of The Advisors' Inner Circle Fund.

**Does not include reimbursement of fees by the Adviser in the amount of $14,145 with respect to the Clover Capital Small Cap Value Portfolio for the fiscal period of 1997.

***Not in operation during the period.


THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.


The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Huntington Funds, The Parkstone Advantage Fund, Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Investments Trust, SEI International Trust, SEI Managed Trust, SEI Liquid Asset Trust, STI Classic Funds, SEI Tax Exempt Trust, STI Classic Variable Trust, and UAM Funds, Inc. II.

For the fiscal period ended September 30, 1997, and for the fiscal years ended September 30, 1998 and 1999, the Funds paid the following administrative fees:


                                             Administrative Fees Paid
                                 -----------------------------------------------
                                    1997*              1998              1999
--------------------------------------------------------------------------------
Small Cap Value  Fund              $52,438           $75,000            $67,459
--------------------------------------------------------------------------------
Equity  Value Fund                $159,591          $132,060            $77,230
--------------------------------------------------------------------------------
Max Cap Value Fund                   **              $68,013            $67,459
--------------------------------------------------------------------------------
Fixed Income Fund                  $52,438           $75,000            $67,499
--------------------------------------------------------------------------------

* On June 25, 1997,the Small Cap Value Fund, the Equity Value Fund, and the Fixed Income Fund acquired the assets of the Clover Capital Small Cap Value, Clover Capital Equity Value, and Clover Capital Fixed Income Portfolios, respectively, of The Advisors" Inner Circle Fund.
** Not in operation during the period.


THE DISTRIBUTOR

CCM Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of Clover Capital Management, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer as it relates to the Trust is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Fund, ARK Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc, HighMark Funds, Huntington Funds, The Nevis Fund, Inc. Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Investments Trust, SEI Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, and STI Classic Variable Trust, each of which is an open-end management investment company managed by SEI Investments Mutual Fund Services or its affiliates.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc., since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management, Inc. (the "Adviser"), since 1984. Principal of CCM Securities Inc.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), retired.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner Investment Partners, Inc., since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Operations and Compliance of Turner Investment Partners, Inc., since 1992.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator since 1995. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston and Strawn, 1991-1994.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator since 1994. Vice President and Assistant Secretary of SEI Investments, the Administrator 1992-1994. Associate, Morgan, Lewis & Bockius LLP, 1988-1992.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting - Director, Funds Administration and Accounting of SEI Investments since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986-1994.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) - Vice President and Assistant Secretary - Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investment since 1995; Vice President of SEI Investments since 1991; Director of Taxes of SEI Investments Company 1987 to 1991. Tax Manager, Arthur Anderson LLP prior to 1987.

EDWARD T. SEARLE (DOB 04/03/54) - Vice President and Assistant Secretary - Employed by SEI Investments since August 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Drinker Biddle & Reath LLP, 1998-1999. Associate at Ballard, Spahr, Andrews & Ingersoll, LLP, 1995-1998.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust and the Administrator.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust and the Administrator.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust and the Administrator since 1995.


The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.

---------------------------------------------------------------------------------------------------------------------
Name of Person,                Aggregate             Pension or            Estimated Annual    Total Compensation
Position                       Compensation From     Retirement Benefits   Benefits Upon       From Registrant and
                               Registrant for the    Accrued as Part of    Retirement          Fund Complex Paid
                               Fiscal Year Ended     Fund Expenses                             to Trustees for the
                               September 30, 1999                                              Fiscal Year Ended
                                                                                               September 30, 1999
---------------------------------------------------------------------------------------------------------------------
Robert Turner*                       $0                    N/A                  N/A              $0 for service on
                                                                                                 two Boards
---------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                   $0                    N/A                  N/A              $0 for service on
                                                                                                 one Board
---------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                    $0                    N/A                  N/A              $0 for service on
                                                                                                 one Board
---------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                $8,000                  N/A                  N/A              $14,000 for service
                                                                                                 on two Boards
---------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                 $9,775                  N/A                  N/A              $9,775 for service
                                                                                                 on one Board
---------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                 $10,538                 N/A                  N/A              $10,538 for service
                                                                                                 on one Board
---------------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees who are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 1999 were as follows:


                      Fund                           30-Day Yield
                -------------------------------------------------
                Small Cap Value Fund                        0.00%
                -------------------------------------------------
                Equity Value Fund                           0.85%
                -------------------------------------------------
                Max Cap Value Fund                          1.14%
                -------------------------------------------------
                Fixed Income Fund                           5.88%
                -------------------------------------------------


The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable , as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 1999, and for the one and five year periods ended September 30, 1999, were as follows:

                                         Average Annual Total Return
                               -------------------------------------------------
                                One Year          Five Year      Since Inception
--------------------------------------------------------------------------------
Small Cap Value Fund             21.82%              *                13.02%
--------------------------------------------------------------------------------
Equity Value Fund                 6.13%             11.93%            12.51%
--------------------------------------------------------------------------------
Max Cap Value Fund               26.17%              *                 9.00%
--------------------------------------------------------------------------------
Fixed Income Fund                (1.78)%            7.49%              7.06%
--------------------------------------------------------------------------------
* Not in operation for this period.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year"s Day, Martin Luther King, Jr. Day, Presidents" Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which requires only that the Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than one year, and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds. The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The money market instruments in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

Although it is not expected that the Funds will do so, the Funds may execute brokerage or other agency transactions through the Distributor, which, although a registered broker-dealer, is limited to the sale of shares of mutual funds, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, an affiliated distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and an affiliated distributor expressly permitting the distributor to receive and retain such compensation. These rules further require that commissions paid to an affiliated distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to an affiliated distributor, and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

For the fiscal year ended October 31, 1996, the Clover Capital Equity Value Portfolio paid SEI Investments Distribution Co.("SIDCO"), prior Distributor of the Portfolios, brokerage commissions in the aggregate amount of $2,339.29. For the fiscal year ended October 31, 1996, the commissions the Equity Value Portfolio paid to SIDCO represented 2% of the aggregate brokerage commissions which were paid on transactions that represented 62% of the aggregate dollar amount of transactions that incurred commissions paid by that Portfolio during such period. For the fiscal year ended October 31, 1996, the Clover Capital Fixed Income Portfolio paid SIDCO brokerage commissions in the aggregate amount of $225.03. For the fiscal year ended October 31, 1996, the commission the Fixed Income Portfolio paid to SIDCO represented 100% of the aggregate brokerage commissions which were paid on transactions that represented 100% of the aggregate dollar amount of transactions that incurred commissions paid by the Portfolio during such period.


For the fiscal period ended September 30, 1997, and for the fiscal years ended September 30, 1998 and 1999, the Funds paid aggregate brokerage commissions as follows:

-----------------------------------------------------------------------------
         Fund                     1997               1998              1999
-----------------------------------------------------------------------------
Small Cap Value Fund            $62,804            $66,282            $59,725
-----------------------------------------------------------------------------
Equity  Value Fund             $189,818           $212,062           $366,744
-----------------------------------------------------------------------------
Max Cap Value Fund                 *                $4,519             $6,173
-----------------------------------------------------------------------------
Fixed Income Fund                 $0                 $--                 $838
-----------------------------------------------------------------------------

* Not in operation during the period.
Amounts designated as "--" are either $0 or have been rounded to $0.


The total amount of securities of the Broker/Dealer held by each Fund for the fiscal year ended September 30, 1999, are as follows:

---------------------------------------------------------------------------------------------------------
                                                            TOTAL AMOUNT OF
                                  NAME OF                   SECURITIES HELD BY
FUND                              BROKER/DEALER             EACH BROKER/DEALER      TYPE OF SECURITY
---------------------------------------------------------------------------------------------------------
Small Cap Value Fund              Morgan Stanley            $1,027,107.38           Repurchase Agreement
---------------------------------------------------------------------------------------------------------
Equity Value Fund                 Morgan Stanley            $4,418,635.63           Repurchase Agreement
---------------------------------------------------------------------------------------------------------
Max Cap Value Fund                Morgan Stanley            $  105,985.77           Repurchase Agreement

                                  Charles Schwab            $   12,632.81           Common Stock
---------------------------------------------------------------------------------------------------------
Fixed Income Fund                 Morgan Stanley            $1,485,715.84           Repurchase Agreement
---------------------------------------------------------------------------------------------------------

For the fiscal year ended September 30, 1998 and 1999, the Funds' portfolio turnover rates were as follows:

-------------------------------------------------------------------------
                                              Portfolio Turnover Rate
                                            -----------------------------
       FUND                                  1998                  1999
-------------------------------------------------------------------------
Small Cap Value Fund                        70.02%                79.93%
-------------------------------------------------------------------------
Equity Value Fund                           42.10%                98.85%
-------------------------------------------------------------------------
Max Cap Value Fund                          62.71%                92.26%
-------------------------------------------------------------------------
Fixed Income Fund                           27.07%                28.47%
-------------------------------------------------------------------------


DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of January 3, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers.


                                                                            NUMBER            PERCENTAGE OF
      FUND                       NAME AND ADDRESS OF BENEFICIAL OWNER      OF SHARES          FUND'S SHARES
      ----                       ------------------------------------      ---------          -------------
Clover Small Cap                 REHO & Co                                 88,535.56              6.72%
Value Fund                       Attn: Mutual Funds 8th Floor
                                 PO Box 1377
                                 Buffalo, NY 14240-1377

                                 Clover Capital Management Inc.            98,306.90              7.46%
                                 Employee 401K Savings &
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY  14534

Clover Equity Value Fund         National Financial Services Corp         301,936.37              7.67%
                                 For the Exclusive Benefit of our
                                 Customers
                                 Attn: Mutual Funds 5th Floor
                                 200 Liberty Street
                                 1 World Financial Center
                                 New York, NY  10281-1003

Clover Max Cap Value Fund        REHO & Co.                                48,502.98             16.57%
                                 C/O Manufacturers & Traders
                                 TR Co.
                                 P.O. Box 1377
                                 Buffalo, NY  14240-1377

                                 Charles Schwab & Co., Inc.
                                 Attn: Mutual Funds/Team S                 49,755.94             17.00%
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209

                                 Clover Capital Management Inc.            32,890.58             11.24%
                                 Employee 401K Savings &
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY  14534



                                                                            NUMBER            PERCENTAGE OF
      FUND                       NAME AND ADDRESS OF BENEFICIAL OWNER      OF SHARES          FUND'S SHARES
      ----                       ------------------------------------      ---------          -------------
Clover Fixed Income Fund         Clover Capital Management Inc.           232,916.61              6.54%
                                 Employee 401K Savings &
                                 Deferred Profit Sharing Plan
                                 11 Tobey Village Office Park
                                 Pittsford, NY  14534

                                 REHO & Co.                               662,062.95              6.54%
                                 C/O Manufacturers & Traders
                                 TR Co.
                                 P.O. Box 1377
                                 Buffalo, NY  14240-1377


                                 Charles Schwab & Co. Inc.                776,985.52             21.80%
                                 Attn: Mutual Funds/Team S
                                 4500 Cherry Creek Dr. S Fl 3
                                 Denver, CO  80209


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS


The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report must accompany the delivery of this Statement of Additional Information.

APPENDIX

The following descriptions are summaries of published ratings.

DESCRIPTION OF CORPORATE BOND RATINGS

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and differs from AAA issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Bonds rated BBB by S&P are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Bonds rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds rated A by Moody's possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Debt rated Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch uses plus and minus signs with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category. Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Bonds rated AAA by Duff are judged by Duff to be of the highest credit quality, with negligible risk factors being only slightly more than for risk-free U.S. Treasury debt. Bonds rated AA by Duff are judged by Duff to be of high credit quality with strong protection factors and risk that is modest but that may vary slightly from time to time because of economic conditions. Bonds rated A by Duff are judged by Duff to have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Bonds rated BBB by Duff are judged by Duff as having below average protection factors but still considered sufficient for prudent investment, with considerable variability in risk during economic cycles.

Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Obligations for which there is a low expectation on investment risk are rated A by IBCA. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk. Obligations for which there is currently a low expectation of investment risk are rated BBB by IBCA. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1, 1 +, and 2 to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1, the highest rating category, reflect a "very strong" degree of safety regarding timely payment. Those rated A-2, the second highest rating category, reflect a satisfactory degree of safety regarding timely payment but not as high as A-1.

Commercial paper issues rated Prime-1 or Prime-2 by Moody's are judged by Moody's to be of "superior" quality and "strong" quality respectively on the basis of relative repayment capacity.

F-1+ (Exceptionally Strong) is the highest commercial paper rating Fitch assigns; paper rated F-1+ is regarded as having the strongest degree of assurance for timely payment. Paper rated F-1 (Very Strong) reflects an assurance of timely payment only slightly less in degree than paper rated F-1+. The rating F-2 (Good) reflects a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues rated F-1+ or F-1.

The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by good fundamental protection factors. Risk factors are minor. Duff has incorporated gradations of 1+ and 1-to assist investors in recognizing quality differences within this highest tier. Paper rated Duff-1+ has the highest certainty of timely payment, with outstanding short-term liquidity and safety just below risk-free U.S. Treasury short-term obligations. Paper rated Duff-1- has high certainty of timely payment with strong liquidity factors which are supported by good fundamental protection factors. Risk factors are very small. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets (although ongoing funding may enlarge total financing requirements) and sound liquidity factors and company fundamentals. Risk factors are small.

The designation A1, the highest rating by IBCA, indicates that the obligation is supported by a strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2, the second highest rating, are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                                    TIP FUNDS

                   PENN CAPITAL SELECT FINANCIAL SERVICES FUND
                   PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
                          PENN CAPITAL VALUE PLUS FUND

                               INVESTMENT ADVISER:
                      PENN CAPITAL MANAGEMENT COMPANY, INC.


This Statement of Additional Information is not a prospectus and relates only to the Penn Capital Select Financial Services Fund (the "Select Financial Services Fund"), Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund"), and Penn Capital Value Plus Fund (the "Value Plus Fund") (each a "Fund" and, together, the "Funds"). It is intended to provide additional information regarding the activities and operations of the TIP Funds (the "Trust"), and should be read in conjunction with the Funds' Prospectuses dated January 31, 2000. The Prospectus may be obtained without charge by calling 1-800-224-6312.

                                TABLE OF CONTENTS
THE TRUST ..................................................................S-2
INVESTMENT OBJECTIVES.......................................................S-2
INVESTMENT POLICIES.........................................................S-3
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.......................S-6
INVESTMENT LIMITATIONS.....................................................S-23
THE ADVISER................................................................S-25
THE ADMINISTRATOR..........................................................S-27
DISTRIBUTION AND SHAREHOLDER SERVICING.....................................S-28
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-29
COMPUTATION OF YIELD AND TOTAL RETURN......................................S-32
PURCHASE AND REDEMPTION OF SHARES..........................................S-34
DETERMINATION OF NET ASSET VALUE...........................................S-34
TAXES......................................................................S-35
PORTFOLIO TRANSACTIONS.....................................................S-37
DESCRIPTION OF SHARES......................................................S-40
SHAREHOLDER LIABILITY......................................................S-41
LIMITATION OF TRUSTEES' LIABILITY..........................................S-41
5% SHAREHOLDERS............................................................S-42
CUSTODIAN..................................................................S-43
EXPERTS ...................................................................S-43
LEGAL COUNSEL..............................................................S-43
FINANCIAL INFORMATION......................................................S-43
APPENDIX....................................................................A-1

January 31, 2000

THE TRUST


This Statement of Additional Information relates only to the Penn Capital Select Financial Services Fund (the "Select Financial Services Fund"), Penn Capital Strategic High Yield Bond Fund (the "Strategic High Yield Fund") and Penn Capital Value Plus Fund (the "Value Plus Fund") (each a "Fund" and, together, the "Funds"). Each Fund is a separate, diversified series of the TIP Funds (formerly, Turner Funds) (the "Trust"), an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated January 26, 1996, and amended on February 21, 1997. On January 25, 1999, the High Yield Bond Fund acquired all of the assets and liabilities of the Alpha Select Penn Capital High Yield Bond Fund. Historical information presented for those Funds relates to the Alpha Select Funds. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of shares of beneficial interest ("shares"). Each portfolio is a separate mutual fund, and each share of each portfolio represents an equal proportionate interest in that portfolio. Shareholders may purchase shares in the Strategic High Yield Bond Fund through two separate classes, Class I and Class II, which provide for variations in distribution costs, tranfer agent fees, voting rights and dividends. All other Funds in the Trust offer only Class I Shares. Except for the differences between the Class I Shares and Class II Shares pertaining to distribution and shareholder servicing, voting rights, dividends and transfer agent expenses, each share of each series represents an equal proportionate interest in that series. See "Description of Shares." The Trust also offers shares of the Turner Large Cap Growth Equity Fund, Turner Growth Equity Fund, Turner Midcap Growth Fund, Turner Small Cap Growth Fund, Turner Micro Cap Growth Fund, Turner Focused Large Cap Equity Fund, Turner Top 20, Turner Technology, Turner International Growth Fund, Turner Short Duration Government Funds-One Year, Turner Short Duration Government Funds-Three Year Portfolio, Turner Core High Quality Fixed Income Fund, TIP Target Select Equity Fund, Clover Max Cap Value Fund, Clover Equity Value Fund, Clover Small Cap Value Fund, and Clover Fixed Income Fund. Capitalized terms not defined herein are defined in the Prospectus offering shares of the Funds.


INVESTMENT OBJECTIVES

PENN CAPITAL SELECT FINANCIAL SERVICES FUND -- The Select Financial Services Fund seeks to generate long term capital appreciation.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND -- The Strategic High Yield Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation.

PENN CAPITAL VALUE PLUS FUND -- The Value Plus Fund seeks to achieve capital appreciation and above average income with less risk than the average risk of the S&P 500 Index.

There can be no assurance that any Fund will achieve its investment objective.

INVESTMENT POLICIES

PENN CAPITAL SELECT FINANCIAL SERVICES FUND

The Select Financial Services Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in the equity securities of companies principally engaged in the banking industry and the financial services sector. At least 25% (and up to 100%) of the Fund's total assets will be invested in issuers in the banking industry. To the extent its investments are concentrated in the banking industry, the Fund is subject to the risks associated with that industry, including sensitivity to interest rate changes and potentially adverse legislative and regulatory changes. Examples of companies in the banking industry include commercial and industrial banks, savings and loan associations and their holding companies. Examples of companies in the financial services sector include investment advisers, brokerage companies, insurance companies, real estate and leasing companies, and companies that span across these segments.

Generally speaking, the Fund will hold a diversified portfolio of companies with strong fundamentals, many of which Penn Capital Management Company, Inc. ("Penn Capital") believes hold the potential to be acquired at a premium to their trading prices, measured at the time of their original acquisition by the Fund (takeover candidates). Any remaining assets may be invested in equity securities and fixed income securities, warrants and rights to purchase common stocks, and in ADRs. The Fund may also purchase shares of other investment companies and foreign securities, and may purchase high yield, high risk securities (otherwise known as "junk bonds") as a means of seeking to generate current income.

The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by the Standard & Poor's Corporation ("S&P") and/or Moody's Investors Service, Inc. ("Moody's"). Securities rated below investment grade will not constitute more than 15% of the Select Financial Services Fund's total assets.

The Fund may invest in repurchase agreements, participate in a securities lending program, which entails a risk of loss should a borrower fail financially, and purchase Rule 144A securities.

The Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require the Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, the Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

The Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in ADRs.

The Fund may, although it has no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by the Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

The Fund may invest up to 15% of its net assets in illiquid securities, and for temporary defensive purposes, may invest up to 100% of its total assets in money market instruments (including U.S. Government securities, bank obligations, commercial paper rated in the highest rating category by a nationally recognized statistical rating organization ("NRSRO") and shares of money market investment companies and may hold a portion of its assets in cash.

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND

The Strategic High Yield Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of high yield securities (otherwise known as "junk bonds"). Securities and other financial instruments of issuers that may or may not be paying interest on a current basis and that are currently experiencing financial difficulties including, potentially, companies which are undergoing or are likely to undergo financial restructuring or liquidation, both under and outside of Federal Bankruptcy Code proceedings, are also included in the high yield universe and may be acquired by the Fund. The Fund invests primarily in publicly traded securities, and, to a lesser extent, privately placed restricted securities and other financial instruments for which there is a more limited trading market.

The Adviser believes that the market for high yield securities is relatively inefficient compared to other securities due to the limited availability of information on such securities, the lack of extensive institutional research coverage of and market making activity with respect to many issuers of such securities, the complexity and difficulty of evaluation of such securities, and the limited liquidity, at times, of such securities. The Adviser intends to exploit these inefficiencies using its knowledge and experience in the high yield market. The Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The Fund will invest primarily in securities rated BB+ or Ba1 or lower by S&P and/or Moody's, and may invest in non-rated securities and in securities rated in the lowest rating category established by S&P and/or Moody's. Securities in the lowest ratings categories may be in default. See Appendix A for a discussion of these ratings. Any remaining assets may be invested in equity securities and investment grade fixed income securities. In addition, the Fund may engage in short sales against the box.

PENN CAPITAL VALUE PLUS FUND

The Value Plus Fund invests primarily (and, under normal conditions, at least 65% of its total assets) in a diversified portfolio of equity securities that may or may not pay dividends but whose main contribution to total return is intended from capital appreciation. The "value" equity securities the Fund will purchase will tend to have a low price to earnings ratio relative to the securities market prices. The Fund will invest any remaining assets in fixed-income securities, cash and money market instruments, and may invest up to 35% of its assets in high yield securities.

The Fund seeks to provide, through a combination of income and capital appreciation, a total return consistent with a reasonable level of risk by investing in value equity securities and in fixed income obligations, including high yield securities. The Fund strives to secure a current yield appreciably higher than the average dividend yield of the companies comprising the S&P 500 Index. Typically, portfolios with high current income also exhibit less volatility and superior returns in down markets. The Fund actively seeks opportunity and value in all parts of a company's capital structure, including common and preferred stocks, as well as investment grade and high yield corporate and convertible bonds. Typically, one-third of the Fund's assets will be invested in large cap value equity securities (I.E., securities of issuers with market capitalizations of over $1 billion), one third in small cap value equity securities (I.E., securities of issuers with market capitalizations of less than $1 billion) and one third in bonds (primarily high yield securities) in order to generate interest income. The Fund's exposure to junk bonds will not exceed 35% of its total assets.

The Fund will invest primarily in publicly-traded securities, yet will maintain the right to purchase private securities for which there is a more limited trading market. The Fund generally seeks diversity both in terms of industries and issuers, but may invest relatively high proportions of its assets in a single industry or issuer. The Fund will also from time to time invest in the securities of companies engaged in an initial public offering.

The fixed income investments of the Fund consist primarily, but not exclusively, of cash paying, high yield corporate bonds. The Fund may invest in non-rated securities or in securities rated in the lowest ratings categories established by S&P and/or Moody's. See Appendix A for a discussion of the these ratings.

The Fund may participate in a securities lending program, which entails a risk of loss should a borrower fail financially. The Fund may purchase Rule 144A securities. The Fund may invest in certain instruments such as certain types of mortgage securities and when-issued securities, and may, to a limited extent, borrow money and utilize leveraging techniques. These investments and techniques, along with certain transactions involving futures, options, forwards and swaps, require a Fund to segregate some or all of its cash or liquid securities to cover its obligations pursuant to such instruments or techniques. As asset segregation reaches certain levels, the Fund may lose flexibility in managing its investments properly, responding to shareholder redemption request, or meeting other obligations and may be forced to sell other securities that it wanted to retain or to realize unintended gains or losses.

The Fund may also invest in federal, state and municipal government obligations, investment grade corporate bonds, foreign securities, including emerging market securities, zero coupon, pay-in-kind and deferred payment bonds, variable and floating rate securities, money market instruments, shares of other investment companies and cash equivalents, and may invest up to 20% of its assets in ADRs.

Investments in floating rate securities (floaters) and inverse floating rate securities (inverse floaters) and mortgage-backed securities (mortgage securities), including principal-only and interest-only stripped mortgage-backed securities (SMBs), may be highly sensitive to interest rate changes, and highly sensitive to the rate of principal payments (including prepayments on underlying mortgage assets).

The Fund may, although it has no present intention to do so, invest a portion of its assets in derivatives, including futures, options, forwards and swaps. Futures contracts, options, options on futures contracts, forwards and swaps entail certain costs and risks, including imperfect correlation between the value of the securities held by the Fund and the value of the particular derivative instrument, and the risk that the Fund could not close out a futures or options position when it would be most advantageous to do so.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of permitted investments for the Funds:

AMERICAN DEPOSITARY RECEIPTS ("ADRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

BORROWING

The Funds may borrow money equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In addition, the Strategic High Yield Fund may borrow to leverage its portfolio. Such borrowings may take the form of a margin account or a conventional bank borrowings in connection with securities purchases or interest rate arbitrage transactions. In an interest rate arbitrage transaction, the Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

CONVERTIBLE SECURITIES

Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, warrants, rights to acquire common or preferred stocks, and securities convertible into or exchangeable for common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which an equity Fund invests will cause the net asset value of the Fund to fluctuate. An investment in an equity Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

FIXED INCOME SECURITIES

The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect the investing Fund's net asset value.

Investment grade bonds include securities rated BBB by S&P or Baa by Moody's, which may be regarded as having speculative characteristics as to repayment of principal. If a security is downgraded, the Adviser will review the situation and take appropriate action.

FORWARD FOREIGN CURRENCY CONTRACTS

A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund may use futures contracts and related options for BONA FIDE hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. In addition, a Fund will only sell covered futures contracts and options on futures contracts.

Stock and bond index futures are futures contracts for various stock and bond indices that are traded on registered securities exchanges. Stock and bond index futures contracts obligate the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made.

Stock and bond index futures contracts are bilateral agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock or bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks or bonds comprising the Index is made; generally contracts are closed out prior to the expiration date of the contracts.

No price is paid upon entering into futures contracts. Instead, a Fund would be required to deposit an amount of cash or U.S. Treasury securities known as "initial margin." Subsequent payments, called "variation margin, " to and from the broker, would be made on a daily basis as the value of the futures position varies (a process known as "marking to market"). The margin is in the nature of a performance bond or good-faith deposit on a futures contract.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), as long as, to the extent that such transactions are not for "bona fide hedging purposes," the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Fund's net assets. A Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. Some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure. Futures and options on futures can be volatile instruments and involve certain risks that could negatively impact a Fund's return.

In order to avoid leveraging and related risks, when a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities equal to the market value of the futures positions held, less margin deposits, in a segregated account with its custodian. Collateral equal to the current market value of the futures position will be marked to market on a daily basis.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Strategic High Yield Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligers in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Illiquid securities include demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with durations or maturities over seven days in length.

INVESTMENT COMPANY SHARES

Each Fund may invest in shares of other investment companies, to the extent permitted by applicable law. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. Under applicable regulations, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. See also "Investment Limitations."

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income, but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund's shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Because the Securities and Exchange Commission (the "SEC") staff believes both reverse repurchase agreements and dollar roll transactions are collateralized borrowings, the SEC staff believes that they create leverage, which is a speculative factor. The requirement that such transactions be fully collateralized by assets segregated by the Fund's Custodian does impose a practical limit on the leverage created by such transactions.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent the Strategic High Yield Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower) so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the Fund's adviser based on criteria approved by the Board of Trustees.

LOWER-RATED SECURITIES

Lower-rated securities are lower-rated bonds commonly referred to as "junk bonds" or high-yield securities. These securities are rated lower than Baa3 by Moody's and/or lower than BBB- by S&P. The Funds may invest in securities rated in the lowest ratings categories established by Moody's or by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, the Funds may invest in unrated securities of comparable quality subject to the restrictions stated in the Funds' Prospectus.

CERTAIN RISK FACTORS RELATING TO HIGH-YIELD, HIGH-RISK SECURITIES

The descriptions below are intended to supplement the discussion in the Prospectus.

GROWTH OF HIGH-YIELD, HIGH-RISK BOND MARKET

The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit the Funds' ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

Lower rated bonds are somewhat sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield bonds and the Funds' net asset values.

PAYMENT EXPECTATIONS

High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Funds would have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Funds' assets. If the Funds experience significant unexpected net redemptions, this may force them to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Funds' rates of return.

LIQUIDITY AND VALUATION

There may be little trading in the secondary market for particular bonds, which may affect adversely the Funds' ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

TAXES

The Funds may purchase debt securities (such as zero-coupon, pay-in-kind or other types of securities) that contain original issue discounts. Original issue discount that accrues in a taxable year is treated as earned by each Fund and therefore is subject to the distribution requirements of the tax code even though the such Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by the Funds in a taxable year may not be represented by cash income, the Funds may have to dispose of other securities and use the proceeds to make distributions to shareholders.

MONEY MARKET INSTRUMENTS

Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

MORTGAGE- AND ASSET-BACKED SECURITIES

The Funds may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), which are rated in one of the top two categories by S&P or Moody's. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs typically are issued with a number of classes or series which have different maturities and which are retired using cash flow from underlying collateral according to a specified plan.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Funds may invest in securities secured by asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of card holders.

PORTFOLIO TURNOVER

An annual portfolio turnover rate in excess of 100% may result from the Adviser's investment strategy or from prevailing market conditions. Portfolio turnover rates in excess of 100% may result in higher transaction costs, including increased brokerage commissions, and higher levels of taxable capital gain.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

The Funds may purchase obligations of supranational agencies. Currently, the Funds only intend to invest in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and Nordic Investment Bank.

OPTIONS

A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options as a means of increasing the yield on its fund and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realized as profit the premium received for such option. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the SEC that OTC options are generally illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by a Fund, the Fund will establish a segregated account with its Custodian consisting of cash or liquid securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on securities or indices must be covered. When a Fund writes an option on an index or a security, it will establish a segregated account containing cash or liquid securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

RISK FACTORS: Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REITS

The Funds may invest in real estate investment trusts ("REITs"), which pool investors' funds for investment in income producing commercial real estate or real estate related loans or interests.

A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. Shareholders in the Funds should realize that by investing in REITs indirectly through the Funds, he or she will bear not only his or her proportionate share of the expenses of the Fund, but also indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the Investment Company Act of 1940 (the "1940 Act").

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by a Fund will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the Trust's Custodian or its agent must take actual or constructive possession of the underlying collateral. However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller's estate.

RULE 144A SECURITIES

Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the 1933 Act. Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to guidelines adopted by the Trust's Board of Trustees.

SECURITIES LENDING

In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government or its agencies equal to at least 100% of the market value of the loaned securities. A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS

The Funds may invest in securities of foreign issuers. In addition, the Funds may invest in American Depositary Receipts. These instruments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and the Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Furthermore, emerging market countries may have less stable political environments than more developed countries. Also, it may be more difficult to obtain a judgment in a court outside the United States.

SHORT SALES

A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

SWAPS, CAPS, FLOORS AND COLLARS

In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specific period of time. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specific interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. In swap agreements, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and their share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risk assumed. As a result, swaps can be highly volatile and have a considerable impact on a Fund's performance.

Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. Any obligation a Fund may have under these types of arrangements will be covered by setting aside cash or liquid securities in a segregated account. A Fund will enter into swaps only with counterparties believed to be creditworthy.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies, such as the Government National Mortgage Association ("GNMA"), have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (E.G., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The issues of other agencies are supported by the credit of the instrumentality (E.G., Fannie Mae securities).

U.S. GOVERNMENT SECURITIES

U.S. Government Securities are bills, notes and bonds issued by the U.S. Government and are securities backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

U.S. Treasury Obligations are bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interested and Principal Securities ("STRIPS") and Coupon Under Book Entry Safekeeping ("CUBES") are same types of U.S. Treasury securities.

U.S. TREASURY RECEIPTS

U.S. Treasury receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates of receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.

VARIABLE OR FLOATING RATE INSTRUMENTS

The Funds may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the Adviser, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Funds. The Adviser will monitor on an ongoing basis the earnings power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

When-issued or delayed delivery transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The Fund will maintain with the Custodian a separate account with liquid securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement.

When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.


YEAR 2000

The Trust and its service providers do not appear to have been adversely affected by computer problems related to the transition to the year 2000. However, there remains a risk that such problems could arise or be discovered in the future. Year 2000 related problems also may negatively affect issuers whose securities the Trust purchases, which could have an impact on the value of your investment.


ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accredited. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. In the event of adverse market conditions, zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuations in value and may be less liquid than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS


FUNDAMENTAL POLICIES

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.


No Fund may:

1. (i) Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. This limitation does not apply to the Select Financial Services Fund.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

8. Invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas or mineral leases.

The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees.

No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing.

2.   Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. Notwithstanding the foregoing, the Strategic High Yield Fund may purchase securities on margin in accordance with the investment policies in this SAI.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, I.E., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.


Unregistered securities sold in reliance on the exemption from registration in
Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees. Rule 144A securities are securities that are traded in the institutional market pursuant to an exemption from registration. Rule 144A securities may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional buyers.

THE ADVISER


Penn Capital Management Company, Inc. ("Penn Capital" or the "Adviser"), 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, New Jersey 08034, is a professional investment management firm founded in 1987 and registered as an investment adviser under the Investment Advisers Act. Richard A. Hocker is a founding partner and Chief Investment Officer of the Adviser, an investment management firm that manages the investment portfolios of institutions and high net worth individuals and which currently has assets under management of approximately $450 million. The Adviser employs a staff of 18 and manages monies in a variety of investment styles through either separate account management or one of its private investment funds.


The Adviser serves as the investment adviser for the Fund under an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment programs, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder (except as provided under provisions of applicable law).

The Advisory Agreement provides that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds applicable limitations, the Adviser will bear the amount of such excess. The Adviser will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreement as to any Fund after the first two years must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of that Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.


For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid (had reimbursed) the following advisory fees:



--------------------------------------------------------------------------------------------------------
                                    Advisory Fees Paid                   Advisory Fees Waived/Reimbursed
                             --------------------------------           --------------------------------
                             1997          1998          1999           1997         1998           1999
--------------------------------------------------------------------------------------------------------
Penn Capital Select            *           6,305(1)     $82,818           *      $131,214(1)    $  6,822
Financial Services
Fund
--------------------------------------------------------------------------------------------------------
Penn Capital                   *         $39,982(2)     $32,747           *      $ 61,917(2)    $170,247
Strategic High Yield
Bond Fund
--------------------------------------------------------------------------------------------------------
Penn Capital Value             *              *            *              *            *             *
Plus Fund
--------------------------------------------------------------------------------------------------------

 *Not in operation during the period.
(1) Commenced operations on October 20, 1997.
(2) Commenced operations on March 1, 1998.

THE ADMINISTRATOR

The Trust and SEI Investments Mutual Funds Services (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three (3) years after the effective date of the agreement and shall continue in effect for successive periods of one (1) year unless terminated by either party on not less than 90 days' prior written notice to the other party.

The continuance of the Administration Agreement must be specifically approved at least annually (i) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Administration Agreement or an "interested person" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Administration Agreement is terminable at any time as to any Fund without penalty by the Trustees of the Trust, by a vote of a majority of the outstanding shares of the Fund or by the Manager on not less than 30 days' nor more than 60 days' written notice.


For the fiscal years ended September 30, 1997, 1998, and 1999 the Funds paid (had reimbursed) the following administration fees:


-------------------------------------------------------------------------------------------------------
                                                             Administration Fees Paid
                                             ----------------------------------------------------------
                                             1997                       1998                     1999
-------------------------------------------------------------------------------------------------------
Select Financial Services Fund                 *                     $35,209(1)                 $67,440
-------------------------------------------------------------------------------------------------------
Strategic High Yield Fund                      *                     $42,740(2)                 $68,309
-------------------------------------------------------------------------------------------------------
Value Plus Fund                                *                         *                         *
-------------------------------------------------------------------------------------------------------

 *  Not in operation during this period.
(1) Commenced operations on October 20, 1997.
(2) Commenced operations on March 1, 1998.


The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds, Inc., The Arbor Funds, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, The Nevis Funds, Huntington Funds, Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, STI Classic Funds, SEI Tax Exempt Trust, and STI Classic Variable Trust, and UAM Funds, Inc. II.

DISTRIBUTION AND SHAREHOLDER SERVICING

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor receives no compensation for distribution of shares of the Funds.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and must be renewed annually thereafter. The Distribution Agreement may be terminated by the Distributor or by the Trust, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Strategic High Yield Fund has adopted a shareholder service plan for its Class II shares (the "Class II Service Plan") under which firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefor. Under the Class II Service Plan, the Distributor may provide those services itself, or may enter into arrangements under which third parties provide such services and are compensated by the Distributor. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays such third parties. In addition, the Fund may enter into such arrangements directly. Under the Class II Service Plan, the Distributor is entitled to receive a fee at an annual rate of up to .25% of each Fund's average daily net assets attributable to Class II shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services, including: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided for investments; changing dividend options; account designations and addresses; providing sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments.

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trust pays the fees for unaffiliated Trustees.


The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer as it applies to the Trust is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, The Arbor Fund, ARK Funds, Armada Funds, Bishop Street Funds, Boston 1784 Funds(R), CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., HighMark Funds, Huntington Funds, The Nevis Fund, Inc., Oak Associates Funds, The Parkstone Advantage Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, and UAM Funds, Inc. II, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates.

ROBERT E. TURNER (DOB 11/26/56) - Trustee* - Chairman and Chief Investment Officer of Turner Investment Partners, Inc. ("Turner"), since 1990.

RICHARD A. HOCKER (DOB 07/21/46) - Trustee* - CEO and Chairman of the Board of Covenant Bank, 1988-1997. Director of Bedminister Bioconversion Corporation, since 1988. Chief Investment Officer and Senior Vice President of Penn Capital Management Co., Inc., since 1987.

MICHAEL E. JONES (DOB 12/24/54) - Trustee* - Senior Vice President, Investment Adviser and Portfolio Manager with Clover Capital Management Inc., since 1984. Principal of CCM Securities Inc., since 1997.

ALFRED C. SALVATO (DOB 01/09/58) - Trustee** - Treasurer, Thomas Jefferson University Health Care Pension Fund, since 1995, and Assistant Treasurer, 1988-1995.

JANET F. SANSONE (DOB 08/11/45) - Trustee** - Corporate Vice President of Human Resources of Frontier Corporation (telecommunications company), since 1993.

JOHN T. WHOLIHAN (DOB 12/12/37) - Trustee** - Professor, Loyola Marymount University, since 1984.

STEPHEN J. KNEELEY (DOB 02/09/63) - President and Chief Executive Officer - Chief Operating Officer of Turner, since 1990.

JANET RADER ROTE (DOB 08/24/60) - Vice President and Assistant Secretary - Director of Compliance of Turner, since 1992.

TODD B. CIPPERMAN (DOB 02/14/66) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of SEI, the Administrator and Distributor since 1995. Associate, Dewey Ballantine, 1994-1995.

EDWARD T. SEARLE (DOB 04/03/54) - Vice President and Assistant Secretary - Employed by SEI Investments since August 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Drinker Biddle & Reath LLP, 1998-1999. Associate at Ballard, Andrews & Ingersoll, LLP, 1995-1998.

KEVIN P. ROBINS (DOB 04/15/61) - Vice President, Assistant Secretary - Senior Vice President, General Counsel and Assistant Secretary of SEI, Senior Vice President, General Counsel and Secretary of the Administrator and Distributor since 1994.

ROBERT DELLACROCE (DOB 12/17/63) - Controller and Chief Accounting Officer - Director, Funds Administration and Accounting of SEI since 1994.

JAMES W. JENNINGS (DOB 01/15/37) - Secretary - Partner, Morgan, Lewis & Bockius LLP, counsel to the Trust, Turner, the Administrator and Distributor.

JOHN H. GRADY, JR. (DOB 06/01/61) - Assistant Secretary - 1701 Market Street, Philadelphia, Pennsylvania 19103, Partner, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, Administrator and Distributor.

EDWARD B. BAER (DOB 09/27/68) - Assistant Secretary -1701 Market Street, Philadelphia, Pennsylvania 19103, Associate, Morgan, Lewis & Bockius LLP, Counsel to the Trust, Turner, Administrator and Distributor, since 1995.

The following table exhibits Trustee compensation for the fiscal year ended September 30, 1999.

------------------------------------------------------------------------------------------------------------------
                                   Aggregate            Pension or       Estimated       Total Compensation From
                               Compensation From        Retirement        Annual       Registrant and Fund Complex
                               Registrant for the        Benefits        Benefits       Paid to Trustees for the
      Name of Person,          Fiscal Year Ended     Accrued as Part       Upon             Fiscal Year Ended
         Position              September 30, 1999    of Fund Expenses   Retirement          September 30, 1999
------------------------------------------------------------------------------------------------------------------
Robert Turner*                       $ 0             N/A               N/A             $ 0 for service on two
                                                                                           Boards
------------------------------------------------------------------------------------------------------------------
Richard A. Hocker*                   $ 0             N/A               N/A             $ 0 for service on one Board
------------------------------------------------------------------------------------------------------------------
Michael E. Jones*                    $ 0             N/A               N/A             $ 0 for service on one Board
------------------------------------------------------------------------------------------------------------------
Alfred C. Salvato**                  $8,000          N/A               N/A             $14,000  for service on two
                                                                                           Boards
------------------------------------------------------------------------------------------------------------------
Janet F. Sansone**                   $9,775          N/A               N/A             $ 9,775 for service on one
                                                                                           Board
------------------------------------------------------------------------------------------------------------------
John T. Wholihan**                   $10,538         N/A               N/A             $10,538 for service on one
                                                                                           Board
------------------------------------------------------------------------------------------------------------------

* Messrs. Robert Turner, Richard Hocker and Michael Jones are Trustees who may be deemed to be "interested persons" of the Trust as the term is defined in the 1940 Act. The Trust pays fees only to the Trustees are not interested persons of the Trust. Compensation of Officers and interested persons of the Trust is paid by the adviser or the manager.

** Member of the Audit Committee.

The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust.

COMPUTATION OF YIELD AND TOTAL RETURN

From time to time the Trust may advertise yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd + 1)(6) - 1] where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

Based on the foregoing, the 30-day yield for the Funds for the 30-day period ended September 30, 1999 were as follows:

                ----------------------------------------------------------

                               Fund                      30-Day Yield

                ----------------------------------------------------------

                Penn Capital Strategic High Yield           8.72%
                Fund
                ----------------------------------------------------------

                Penn Capital Select Financial               1.19%
                Services Fund
                ----------------------------------------------------------

                Penn Capital Value Plus Fund                  $0
                ----------------------------------------------------------


The total return of a Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)(n) = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.


Based on the foregoing, the average annual total return for the Funds from inception through September 30, 1999, and for the one and five year periods ended September 30, 1999, were as follows:

-------------------------------------------------------------------------------------
                                           Average Annual Total Return
                              -------------------------------------------------------
                                  One Year          Five Year      Since Inception
-------------------------------------------------------------------------------------
Penn Capital Strategic High        8.65%               *                0.50%
Yield Fund
-------------------------------------------------------------------------------------
Penn Capital Select                9.62%               *                8.41%
Financial Services Fund
-------------------------------------------------------------------------------------
Penn Capital Value Plus Fund         *                 *                  *
-------------------------------------------------------------------------------------

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Transfer Agent on days when the New York Stock Exchange is open for business. Currently, the weekdays on which the Fund is closed for business are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of each Fund are offered on a continuous basis.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as on trade quotations obtained from third parties. However, the pricing service may use a matrix system to determine valuations of fixed income securities. This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Securities with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Trust would receive if it sold the instrument.

Some Funds may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

If there is no readily ascertainable market value for a security, the Administrator will make a good faith determination as to the "fair value" of the security.

TAXES

The following is only a summary of certain tax considerations generally affecting the Funds and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX

The discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, or certain other income (including gains from options, futures or forward contracts); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S.

Government securities or the securities of other RICs) of any one issuer, or of two or more issuers which are engaged in the same, similar or related trades or business if the Fund owns at least 20% of the voting power of such issuer.

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), each Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short-and long-term capital losses) for the one-year period ending on October 31 of that year, plus certain other amounts.

Any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. Long-term capital gains are currently taxed at a maximum rate of 20%, and short-term capital gains are currently taxed at ordinary income tax rates.

In certain cases, a Fund will be required to withhold and remit to the United States Treasury 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

If any Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits, and such distributions will generally be eligible for the corporate dividends-received deduction.

Funds may, in certain circumstances involving tax-free reorganizations, accept securities that are appropriate investments as payment for Fund shares (an "In-Kind Purchase"). An In-Kind Purchase may result in adverse tax consequences under certain circumstances to either the investors transferring securities for shares (an "In-Kind Investors") or to investors who acquire shares of the Fund after a transfer ("new shareholders"). As a result of an In-Kind Purchase, the Funds may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an In-Kind Purchase, the amount of the gain would be taxable to new shareholders as well as to In-Kind Investors. The effect of this for new shareholders would be to tax them on a distribution that represents a return of the purchase price of their shares rather than an increase in the value of their investment. The effect on In-Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Funds acquire securities having an unrealized capital loss. In that case, In-Kind Investors will be unable to utilize the loss to offset gains, but, because an In-Kind Purchase will not result in any gains, the inability of In-Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders, to the extent that unrealized losses are realized by the Funds, new shareholders may benefit by any reduction in net tax liability attributable to the losses. The Adviser cannot predict whether securities acquired in any In-Kind Purchase will have unrealized gains or losses on the date of the In-Kind Purchase. Consistent with its duties as investment adviser, the Adviser will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Funds.

The Funds may use a tax management technique known as "highest in, first out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

STATE TAXES

No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes.

PORTFOLIO TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. The Adviser seeks to select brokers or dealers that offer a Fund best price and execution or other services which are of benefit to the Fund.

The Funds have no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Funds, the Adviser is responsible for placing the orders to execute transactions for the Funds. In placing orders, it is the policy of the Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds will primarily consist of dealer spreads and underwriting commissions.

The Adviser may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, a Fund or other accounts managed by the Adviser will be benefitted by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising that Fund.

Although they are not expected to do so, the Funds may execute brokerage or other agency transactions through the Distributor for commissions in conformity with the 1940 Act, the Securities Exchange Act of 1934 and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Trust and the Distributor expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Because no Fund markets its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend a Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.


For the fiscal period ended September 30, 1998, and for the fiscal year ended September 30, 1999, the Funds paid aggregate brokerage commissions as follows:

================================================================================
Fund                                         1998                     1999
================================================================================
Penn Capital Strategic High Yield           $10,312                 $20, 815
Bond Fund
--------------------------------------------------------------------------------
Penn Capital Select Financial               $3,187                   $1,784
Services Fund
--------------------------------------------------------------------------------
Penn Capital Value Plus Fund                   *                        *
================================================================================
*Not in operation during this period.


Total amount of securities of the Broker/Dealer held by each Fund for the fiscal year ended September 30, 1999 are as follows:

========================================================================================================
                                                            TOTAL AMOUNT OF
                                                            SECURITIES HELD BY EACH
FUND                              NAME OF BROKER/DEALER     BROKER/DEALER               TYPE OF SECURITY
--------------------------------------------------------------------------------------------------------
Penn Capital Select Financial     Raymond James Fin. Corp    $3,887.81                 Common Stock
Services Fund
--------------------------------------------------------------------------------------------------------
Penn Capital Strategic High       J.P. Morgan                $4,353,692.70             Repurchase
Yield Bond Fund                                                                        Agreement
========================================================================================================


For the fiscal years ended September 30, 1998 and 1999 the Funds' portfolio turnover rates were as follows:

--------------------------------------------------------------------------------------------------------
                                                                Portfolio Turnover Rate
                                        ----------------------------------------------------------------
                                                        1998                                1999
--------------------------------------------------------------------------------------------------------
Penn Capital Select Financial                          174.8%                              114.1%
Services Fund
--------------------------------------------------------------------------------------------------------
Penn Capital Strategic High Yield                       21.19%                              96.98%
Bond Fund
--------------------------------------------------------------------------------------------------------
Penn Capital Value Plus Fund                             *                                    *
--------------------------------------------------------------------------------------------------------


*Not in operation during the period.


DESCRIPTION OF SHARES

Each share held entitles the Shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Shares issued by each Fund have no preemptive, conversion, or subscription rights. Each whole share shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. Each Fund, as a separate series of the Trust, votes separately on matters affecting only that Fund. Voting rights are not cumulative. Shareholders of each Class of each Fund will vote separately on matters pertaining solely to that Fund or that Class. As a Delaware business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.

In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each portfolio. Each share of a portfolio represents an equal proportionate interest in that portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any portfolio and all assets in which such consideration is invested would belong to that portfolio and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% SHAREHOLDERS


As of January 3, 2000, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Portfolios. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers.

                                                                                                       PERCENTAGE OF
                               NAME AND ADDRESS                                        NUMBER OF       FUND'S SHARES
            FUND              OF BENEFICIAL OWNER                                       SHARES
-----------------------       -------------------                                     -----------      -------------
Penn Capital Select           Penn Capital Management                                 11,841.3470            38.95%
Financial Services Fund       52 Haddonfield Berlin Rd.,
                              Ste 1000
                              Cherry Hill, NJ 08034-3527

                              Rafik Gabriel                                            5,703.9250            18.76%
                              6423 Deep Dell Pl.
                              Los Angeles, CA 90068-2845

                              Charles Schwab & Co. Inc.                                4,963.6810            16.33%
                              Attn: Mutual Funds/Team S
                              4500 Cherry Creek Dr. S Fl 3
                              Denver, CO 80209

                              Wendel & Co.                                             4,615.5960            15.18%
                              FBO #725000
                              P.O. Box 1066
                              Wall Street Station
                              New York, NY 10268-1066

Penn Capital Strategic High   Batrus & Co.                                           241,844.1240             5.66%
Yield -- Class I              c/o Bankers Trust Company
                              P.O. Box 9005
                              New York, NY 10087-9005

                              Central Maine Power                                    891,320.0130            20.85%
                              Company Pension Trust
                              The Bank of New York
                              c/o Magaly Formoso
                              1 Wall Street Ct Fl 12
                              New York, NY 10005-3302

                              First Union National Bank                              633,955.6490            14.83%
                              FBO Jewish Federation
                              Acct. #1528004586
                              1525 W.  WT Harris Blvd.
                              Charlotte, NC 28262-8522

                              Connelly Foundation                                    699,617.7530            16.37%
                              Attn: Lawrence T. Mangan
                              One Tower Bridge, Ste. 1450
                              West Conshohocken, PA  19428

                              First Union National Bank                              691,044.8120            16.17%
                              Cash/Reinvest
                              Acct. #9888888863
                              1525 W. WT. Harris Blvd.
                              Charlotte, NC 28262-8522


CUSTODIAN

First Union National Bank, Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101 acts as the custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act.

EXPERTS


The financial statements incorporated by reference into this Statement of Additional Information and the Financial Highlights included in the prospectuses have been audited by Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania, 19103, independent auditors, as indicated by their report, with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.


LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, serves as counsel to the Trust.

FINANCIAL INFORMATION


The Trust's financial statements for the fiscal year ended September 30, 1999, including notes thereto and the report of Ernst & Young LLP thereon, are herein incorporated by reference. A copy of the 1999 Annual Report must accompany the delivery of this Statement of Additional Information.

                                    APPENDIX

                      DESCRIPTION OF CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S LONG-TERM RATINGS

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB', 'B', 'CCC', 'CC', and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' rating.

C The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI Debt rated 'CI' is reserved for income bonds on which no interest is being paid.

D Debt is rated 'D' when the issue is in payment default, or the obligor has filed for bankruptcy. The 'D' rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DESCRIPTION OF DUFF & PHELPS' LONG-TERM DEBT RATINGS

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+ High credit quality. Protection factors are strong. Risk is modest but may vary slightly from AA- time to time because of economic conditions.

A+ Protection factors are average but adequate. However, risk factors are more variable and A- greater in periods of economic stress.

BBB+ Below average protection factors but still considered sufficient for prudent investment. BBB- Considerable variability in risk during economic cycles.

BB+ Below investment grade but deemed likely to meet obligations when due. Present or BB prospective financial protection factors fluctuate according to industry conditions or company BB- fortunes. Overall quality may move up or down frequently within this category.

B+ Below investment grade and possessing risk that obligations will not be met when due. B Financial protection factors will fluctuate widely according to economic cycles, industry B- conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP      Preferred stock with dividend arrearages.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD,
AND D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

DESCRIPTION OF IBCA'S LONG-TERM RATINGS

AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Obligations for which there is a current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC Obligations which are highly speculative or which have a high risk of default.

C       Obligations which are currently in default.

DESCRIPTION OF THOMSON BANKWATCH'S LONG-TERM DEBT RATINGS

INVESTMENT GRADE

AAA The highest category; indicates that the ability to repay principal and interest on a timely basis is very high.

AA The second-highest category; indicates a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

A The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB While not investment grade, the "BB" rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Issues rated "B" show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Issues rated "CCC" clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC "CC" is applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D       Default

                            PART C: OTHER INFORMATION

Item 23.  Exhibits

      (a)(1) Agreement and Declaration of Trust of the Registrant, dated January 26, 1996 is incorporated by reference to Exhibit 1 of the Registrant's Registration Statement as filed on February 1, 1996.

      (a)(2) Certificate of Amendment of Agreement and Declaration of Trust dated March 28, 1997, is incorporated by reference to Exhibit 1(a) of the Registrant's Post-Effective Amendment No. 5 as filed on April 10, 1997.

      (b) By-Laws are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement as filed on February 1, 1996.

      (c)      Not applicable.

      (d)(1) Investment Advisory Agreement between the Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit 5(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

      (d)(2) Investment Advisory Agreement between the Registrant and Clover Capital Management, Inc., is incorporated by reference to Exhibit 5(b) of the Registrant's Post-Effective Amendment No. 10 as filed on October 15, 1997.

      (d)(3) Investment Advisory Agreement between the Registrant and Penn Capital Management Company, Inc., is incorporated by reference to Exhibit d(3) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

      (d)(4) Investment Advisory Agreement between Registrant and Turner Investment Partners, Inc., is incorporated by reference to Exhibit d(4) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

      (d)(5) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc., and Clover Capital Management, Inc., is incorporated by reference to Exhibit d(5) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

      (d)(6) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Penn Capital Management, Inc., is incorporated by reference to Exhibit d(6) of the Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

      (d)(7) Investment Sub-Advisory Agreement between Turner Investment Partners, Inc. and Chartwell Investment Partners, is incorporated by reference to Exhibit d(7) of the Registrant's Post-Effective Amendment No. 14 as filed on March 31, 1999.

      (e)(1) Distribution Agreement between the Registrant and SEI Investments Distribution Co. (formerly, SEI Financial Services Company), is incorporated by reference to Exhibit 6(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

      (e)(2) Distribution Agreement between the Registrant and CCM Securities Inc., is incorporated by reference to Exhibit 6(b) of the Registrant's Registration Statement as filed on January 23, 1998.

      (f)      Not applicable.

      (g)      Custodian Agreement between the Registrant and CoreStates
               Bank, N.A., is incorporated by reference to Exhibit 8(a) of the Registrant's Post-Effective Amendment No. 4 as filed on January 28, 1997.

      (h)(1) Administration Agreement between the Registrant and SEI Investments Management Corporation (formerly, SEI Financial Management Corporation), is incorporated by reference to
               Exhibit 9(a) of the Registrant's Post-Effective Amendment No. 4 filed on January 28, 1997.

      (h)(2) Transfer Agency Agreement between the Registrant and DST Systems, Inc. is incorporated by reference to Exhibit 9(b) of the Registrant's Registration Statement as filed on January 23, 1998.


      (h)(3) Amended Schedule to the Administration Agreement between the Registration and SEI Investment Management Corporation (formerly, SEI Financial Management Corporation), is incorporated by reference to Exhibit h(3) of the Registrant's Post-Effective Amendment No. 14 as filed on March 31, 1999.

      (i)      Opinion and Consent of Counsel, is filed herewith.

      (j)      Auditors Consent, is filed herewith.


      (k)      Not applicable.

      (l)      Not applicable.

      (m)      Not applicable.

      (n)      Not applicable.

      (o)      Not applicable.

      (p)      Not applicable.

      (q) Powers of Attorney for Robert E. Turner, Richard A. Hocker, Michael E. Jones, Alfred C. Salvato, John T. Wholihan, Stephen J. Kneeley, Janet F. Sansone, and Robert DellaCroce, are incorporated by reference to Exhibit (p) of Registrant's Post-Effective Amendment No. 12 as filed on November 17, 1998.

Item 24.  Persons Controlled by or under Common Control with Registrant:

     See the Prospectus and the Statement of Additional Information regarding the Registrant's control relationships. SEI Investments Management Corporation (formerly, SEI Financial Management Corporation) is the owner of all beneficial interest in the Administrator and is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant, SEI Investments Distribution Co. (formerly, SEI Financial Services Company), as well as to other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 25.  Indemnification:

     Article VIII of the Agreement of Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of Investment Advisers:

ADVISERS

TURNER INVESTMENT PARTNERS, INC.


Turner Investment Partners, Inc. ("Turner") is the investment adviser for the Turner Large Cap Growth Equity, Turner Growth Equity, Turner Midcap Growth, Turner Small Cap Growth, Turner Micro Cap Growth, Turner Top 20, Turner Technology, Turner Large Cap Focused, Turner International Growth, Turner Short Duration Government Funds - One Year Portfolio, Turner Short Duration Government Funds - Three Year Portfolio, Turner Core High Quality Fixed Income and TIP

Target Select Equity Funds. The principal address of Turner is 1235 Westlakes Drive, Suite 350, Berwyn, PA 19312. Turner is an investment adviser registered under the Advisers Act.


NAME AND POSITION                                                              POSITION WITH OTHER
WITH COMPANY                             OTHER COMPANY                         COMPANY
-----------------                        -------------                         -------------------
Stephen  J. Kneeley                      SEI Investments Distribution Co.      Registered Representative
Chief Operating Officer, Secretary,
President

Janet Rader Rote                         SEI Investments Distribution Co       Registered Representative
Director of Compliance

Thomas R. Trala
CFO, Treasurer                                        --                                  --

Mark D. Turner
Vice Chairman, Director of Fixed Income               --                                  --

Robert E. Turner, Jr.
Chairman, CIO                                         --                                  --



CLOVER CAPITAL MANAGEMENT, INC.


Clover Capital Management, Inc. is the investment adviser for the Clover Max Cap Value, Clover Equity Value, Clover Fixed Income and Clover Small Cap Value Funds. Clover Capital Management, Inc. is the sub-adviser for the TIP Target Select Equity Fund. The principal address of Clover Capital Management, Inc. is 11 Tobey Village Office Park, Pittsford, NY 14534. Clover is an investment adviser registered under the Advisors Act.

NAME AND POSITION
WITH COMPANY                             OTHER  COMPANY                        CONNECTION WITH OTHER COMPANY
-----------------                        --------------                        -----------------------------

James G. Gould                           CCM Securities, Inc.                  VP, Registered Representative
Director & President
                                         WealthNet LLC                         President, Director

Richard J. Huxley
Director of Fixed Income                 --                                    --

Michael E. Jones                         CCM Securities, Inc.                  VP, CFO, Principal, Secretary,
Managing Director & Exec. VP                                                   Treasurer

                                         WealthNet LLC                         Director, Investment Officer

Geoffrey H. Rosenberger                  CCM Securities, Inc.                  Director, Principal
Managing Director, Exec VP,
Treasurer & Secretary

Ned Roman                                CCM Securities, Inc.                  President, CEO, CLO, Principal
Compliance Officer                       WealthNet LLC                         VP

PENN CAPITAL MANAGEMENT COMPANY, INC.


Penn Capital Management Company, Inc. is the investment adviser for the Penn Capital Select Financial Services, Penn Capital Strategic High Yield Bond and Penn Capital Value Plus Funds. Penn Capital Management Company, Inc. is the sub-adviser for the TIP Target Select Equity Fund. The principal address of Penn Capital Management Company, Inc., is 52 Haddonfield-Berlin Road, Suite 1000, Cherry Hill, NJ 08034. Penn Capital is an investment adviser registered under the Advisors Act.


NAME AND POSITION WITH                                                         CONNECTION WITH OTHER
COMPANY                                  OTHER COMPANY                         COMPANY
----------------------                   -------------                         ---------------------
John J. Gallagher, Jr.                   Valley Forge Military Academy  &      Chairman of Board of Trustees
Trustee                                  College

Kimberley Hocker
Trustee                                                  --                                  --

Kirsten Hocker
Trustee                                                  --                                  --

Marcia Ann Hocker                                      MAH Inc.                        Secretary/Treasurer
President, COO, Trustee

Richard Alan Hocker
CIO                                                      --                                  --

Kathleen Ann News
Managing Director                                        --                                  --

Michael F. Swallow
Secretary, Treasurer                                     --                                  --

CHARTWELL INVESTMENT PARTNERS


Chartwell Investment Partners is the sub-adviser for the TIP Target Select Equity Fund. The principal address of Chartwell Investment Partners is 1235 Westlakes Drive, Suite 330, Berwyn, PA 19312. Chartwell is an investment adviser registered under the Advisors Act.

NAME AND POSITION WITH                                                         CONNECTION WITH OTHER
COMPANY                                  OTHER COMPANY                         COMPANY
----------------------                   -------------                         ---------------------
Edward N. Antoian
Partner/Portfolio Manager                                --                                  --

Terry F. Bovarnick
Partner/Portfolio Manager                                --                                  --

Bobcat Partners
General Partner of Maverick Partners                     --                                  --

Chartwell G.P., Inc.
General Partner of Maverick Partners                     --                                  --

David C. Dalrymple
Partner/Portfolio Manager                                --                                  --

Winthrop S. Jessup
Partner                                                  --                                  --

Michael T. Kennedy                              Radnor Holdings Corp.                     President, CEO
Indirect Limited Partner
                                               Trinity Capital Partners                   President, CEO

Maverick Partners L.P.
Limited Partner                                          --                                  --

Michael J. McCloskey
Partner                                                  --                                  --

John P. McNiff                              CAM Investment Advisors, Inc.                    Chairman
Indirect Limited Partner
                                            Longwood Investment Advisors,               Managing Director
                                            Inc.
Kevin A. Melich
Partner/Portfolio Manager                                --                                  --

Harold A. Ofstie
Partner/Portfolio Manager                                --                                  --

Timothy J. Riddle
Compliance Officer                                       --                                  --

Bernard P. Schaffer
Partner/Portfolio Manager                                --                                  --

Mark A. Sullivan
Vice President Client Services                           --                                  --

Item 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:


         SEI Daily Income Trust                               July 15, 1982
         SEI Liquid Asset Trust                               November 29, 1982
         SEI Tax Exempt Trust                                 December 3, 1982
         SEI Index Funds                                      July 10, 1985
         SEI Institutional Managed Trust                      January 22, 1987
         SEI  Institutional International Trust               August 30, 1988
         The Advisors' Inner Circle Fund                      November 14, 1991
         The Pillar Funds                                     February 28, 1992
         CUFUND                                               May 1, 1992
         STI Classic Funds                                    May 29, 1992
         First American Funds, Inc.                           November 1, 1992
         First American Investment Funds, Inc.                November 1, 1992
         The Arbor Fund                                       January 28, 1993
         Boston 1784 Funds(R)                                 June 1, 1993
         The PBHG Funds, Inc.                                 July 16, 1993
         Morgan Grenfell Investment Trust                     January 3, 1994
         The Achievement Funds Trust                          December 27, 1994
         Bishop Street Funds                                  January 27, 1995
         STI Classic Variable Trust                           August 18, 1995
         ARK Funds                                            November 1, 1995
         Huntington Funds                                     January 11, 1996
         SEI Asset Allocation Trust                           April 1, 1996
         SEI Institutional Investments Trust                  June 14, 1996
         First American Strategy Funds, Inc.                  October 1, 1996
         HighMark Funds                                       February 15, 1997
         Armada Funds                                         March 8, 1997
         PBHG Insurance Series Fund, Inc.                     April 1, 1997
         The Expedition Funds                                 June 9, 1997
         Alpha Select Funds                                   January 1, 1998
         Oak Associates Funds                                 February 27, 1998
         The Nevis Fund, Inc.                                 June 29, 1998
         The Parkstone Group of Funds                         September 14, 1998
         CNI Charter Funds                                    April 1, 1999
         The Parkstone Advantage Funds                        May 1, 1999
         Amerindo Funds, Inc.                                 July 13, 1999



         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                           POSITION AND OFFICE                                   POSITIONS AND OFFICES
NAME                       WITH UNDERWRITER                                      WITH REGISTRANT
----                       -------------------                                   ---------------------

Alfred P. West, Jr.        Director, Chairman of the Board of Directors                   --
Carmen V. Romeo            Director                                                       --
Mark J. Held               President & Chief Operating Officer                            --
Gilbert L. Beebower        Executive Vice President                                       --
Richard B. Lieb            Executive Vice President                                       --
Dennis J. McGonigle        Executive Vice President                                       --
Robert M. Silvestri        Chief Financial Officer & Treasurer                            --
Leo J. Dolan, Jr.          Senior Vice President                                          --
Carl A. Guarino            Senior Vice President                                          --
Larry Hutchison            Senior Vice President                                          --
Jack May                   Senior Vice President                                          --
Hartland J. McKeown        Senior Vice President                                          --
Barbara J. Moore           Senior Vice President                                          --
Kevin P. Robins            Senior Vice President & General Counsel                        --
Patrick K. Walsh           Senior Vice President                                          --
Robert Aller               Vice President                                                 --
Gordon W. Carpenter        Vice President                                                 --
Todd Cipperman             Vice President & Assistant Secretary                 Vice President & Assistant Secretary
S. Courtney E. Collier     Vice President & Assistant Secretary                           --
Robert Crudup              Vice President & Managing Director                             --
Barbara Doyne              Vice President                                                 --
Jeff Drennen               Vice President                                                 --
James R. Foggo             Vice President & Assistant Secretary                           --
Vic Galef                  Vice President & Managing Director                             --
Lydia A. Gavalis           Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Greg Gettinger             Vice President & Assistant Secretary                           --
Kathy Heilig               Vice President                                       Vice President & Assistant Secretary
Jeff Jacobs                Vice President                                                 --
Samuel King                Vice President                                                 --
Kim Kirk                   Vice President & Managing Director                             --
John Krzeminski            Vice President & Managing Director                             --
Carolyn McLaurin           Vice President & Managing Director                             --
W. Kelso Morrill           Vice President                                                 --
Mark Nagle                 Vice President                                                 --
Joanne Nelson              Vice President                                                 --
Christina McCullough       Vice President & Assistant Secretary                           --
Maria Rinehart             Vice President                                                 --
Edward T. Searle           Vice President & Assistant Secretary                 Vice President & Assistant Secretary
Steve Smith                Vice President                                                 --
Daniel Spavanta            Vice President                                                 --
Mark Samuels               Vice President & Managing Director                             --
Steve Smith                Vice President                                                 --
Daniel Spavanta            Vice President                                                 --
Mark Samuels               Vice President & Managing Director                             --
Steve Smith                Vice President                                                 --
Daniel Spavanta            Vice President                                                 --
Daniel Spavanta            Vice President                                                 --

Kathryn L. Stanton         Vice President & Assistant Secretary                           --
Lynda J. Striegel          Vice President & Assistant Secretary                           --
Lori L. White              Vice President & Assistant Secretary                           --
Wayne M. Withrow           Vice President & Managing Director                             --


Item 28. Location of Accounts and Records:

         Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

         (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3);
         (6); (8); (12); and 31a-1(d), the required books and records will be maintained at the offices of Registrant's Custodian:

                  First Union National Bank
                  Broad & Chestnut Streets
                  P.O. Box 7618
                  Philadelphia, Pennsylvania  19101

         (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and
         (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
         Administrator:

                  SEI Investments Mutual Funds Services
                  Oaks, Pennsylvania 19456

         (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f),
         the required books and records are maintained at the principal offices of the Registrant's Advisers:

                  Turner Investment Partners, Inc.
                  1235 Westlakes Drive, Suite 350
                  Berwyn, Pennsylvania  19312

                  Clover Capital Management, Inc.
                  11 Tobey Village Office Park
                  Pittsford, New York  14534

                  Penn Capital Management Company, Inc.
                  52 Haddonfield-Berlin Road
                  Suite 1000
                  Cherry Hill, New Jersey 08034

                  Chartwell Investment Partners
                  1235 Westlakes Drive
                  Suite 330
                  Berwyn, PA 19312

Item 29.  Management Services:  None.

Item 30.  Undertakings:  None

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 27th day of January 2000.

                                        TIP FUNDS

                                        By: /s/ Stephen J. Kneeley
                                            ------------------------------------
                                            Stephen J. Kneeley
                                            President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacity and on the dates indicated.


         *                           Trustee                    January 27, 2000
---------------------------
Robert E. Turner

         *                           Trustee                    January 27, 2000
---------------------------
Richard A. Hocker

         *                           Trustee                    January 27, 2000
---------------------------
Michael E. Jones

         *                           Trustee                    January 27, 2000
--------------------------
Janet F. Sansone

         *                           Trustee                    January 27, 2000
--------------------------
Alfred C. Salvato

         *                           Trustee                    January 27, 2000
--------------------------
John T. Wholihan

/s/ Stephen J. Kneeley               President and Chief        January 27, 2000
--------------------------           Executive Officer
Stephen J. Kneeley

/s/ Robert Dellacroce                Controller and             January 27, 2000
--------------------------           Chief Financial
Robert DellaCroce                    Officer


By: /s/ Stephen J. Kneeley                                      January 27, 2000
    ----------------------
    Stephen J. Kneeley
    Attorney-in-Fact

                                  EXHIBIT INDEX

NAME                                                                EXHIBIT
----                                                                -------

Agreement and Declaration of Trust of the Registrant,               Ex-99.a(1)
dated January 26, 1996, (incorporated herein by reference to Exhibit 1 of the Registration Statement filed on February 1, 1996).

Amendment dated March 28, 1997, to the Agreement and                Ex-99.a(2)
Declaration of Trust of the Registrant, dated January 26,
1996, (incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 5 filed on April 10, 1997).

By-Laws of the Registrant, (incorporated herein by reference        Ex-99.b
to Exhibit 2 of the Registration Statement filed on February 1, 1996).

Investment Advisory Agreement between the                           Ex-99.d(1)
Registrant and Turner Investment Partners, Inc.,
(incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 4 filed on
January 28, 1997).

Investment Advisory Agreement between the Registrant                Ex-99.d(2)
and Clover Capital Management, Inc., (incorporated herein by reference to Exhibit 5(b) of Post-Effective
Amendment No. 10 filed on October 15, 1997).

Investment Advisory Agreement between                               Ex-99.d(3)
the Registrant and Penn Capital Management
Company, Inc. (incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment
No. 12 filed on November 17, 1998).

Investment Advisory Agreement between the Registrant                Ex-99.(d)(4)
and Turner Investment Partners, Inc., (incorporated herein by reference to Exhibit d(4) of Post-Effective
Amendment No. 12 filed on November 17, 1998).

Investment Sub-Advisory Agreement between Turner                    Ex-99.d(5)
Investment Partners, Inc. and Clover Capital
Management, Inc., (incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 12 filed on November 17,
1998).

Investment Sub-Advisory Agreement between Turner                    Ex-99.d(6)
Investment Partners, Inc. and Penn Capital Management,
Inc., (incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 12 filed on November 17, 1998).

Investment Sub-Advisory Agreement between Turner                    Ex-99.d(7)
Investment Partners, Inc. and Chartwell Investment Partners,
(incorporated by reference to Exhibit d(7) of Post-Effective
Amendment No. 14 filed on March 31, 1999).


Distribution Agreement between the Registrant                       Ex-99.e(1)
and SEI Investments Distribution Co. (formerly,
SEI Financial Services Company), (incorporated herein by reference to Exhibit 6(a) of Post-Effective
Amendment No. 4 filed on January 28, 1997).

Distribution Agreement between the Registrant and                   Ex-99.e(2)
CCM Securities, Inc., (incorporated herein by reference to Exhibit 6(b) of the Registration Statement filed January 23,
1998).

Custodian Agreement between the Registrant                          Ex-99.g
and CoreStates Bank, N.A., (incorporated herein by reference to Exhibit 8(a) of Post-Effective
Amendment No. 4 filed on January 28, 1997).

Administration Agreement between the                                Ex-99.h(1)
Registrant and SEI Investments Management Corporation
(formerly, SEI Financial Management Corporation),
(incorporated herein by reference to Exhibit 9(a) of Post-Effective Amendment No. 4 filed on
January 28, 1997).

Transfer Agency Agreement between the Registrant and                Ex-99.h(2)
DST Systems, Inc., (incorporated by reference to Exhibit
9(b) of the Registration Statement filed January 23, 1998).

Amended Schedule to the Administration Agreement between            Ex-99.h(3)
the Registrant and SEI Investments Management
Corporation (formerly, SEI Financial Management Corporation),
(incorporated by reference to Exhibit h(3) of Post-Effective
Amendment No. 14 filed on March 31, 1999).


Opinion and Consent of Counsel, filed herewith.                     Ex-99.i

Auditors Consent, filed herewith.                                   Ex-99.j


Powers of Attorney for Robert E. Turner,                            Ex-99.q
Richard A. Hocker, Michael E. Jones, Alfred C. Salvato,
John T. Wholihan, Stephen J. Kneeley, Janet F. Sansone and Robert DellaCroce, (incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 12 filed on November 17, 1998).